UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09877

CALVERT RESPONSIBLE INDEX SERIES, INC.

(Exact Name of Registrant as Specified in Charter)

2050 M Street NW, Washington, DC 20036

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2023

Date of Reporting Period

Item 1. Reports to Stockholders

Calvert
US Large-Cap Growth Responsible Index Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2023
Calvert
US Large-Cap Growth Responsible Index Fund

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For U.S. equity investors, the 12-month period ended September 30, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
During the opening two months of the period, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December 2022, equities lost ground as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for further rate hikes that would weigh on stock prices.
In January 2023, however, U.S. equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became the standout sector of the first half of 2023. Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. economy was doing surprisingly well.
But in the final two months of the period, the bond market halted the stock market’s momentum. As it became clear the Fed would keep rates higher for longer than investors had anticipated just a few months earlier, longer term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. Stock prices ended on a down note as the period came to a close.
For the period as a whole, however, U.S. equity performance was strong. The S&P 500® Index, a broad measure of U.S. stocks, returned 21.62%; the blue-chip Dow Jones Industrial Average® returned 19.18%; and the tech-heavy Nasdaq Composite Index returned 26.11%.
Fund Performance
For the 12-month period ended September 30, 2023, Calvert US Large-Cap Growth Responsible Index Fund (the Fund) returned 24.73% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the Russell 1000® Growth Index (the Index), which returned 27.72%; and underperformed its secondary benchmark, the Calvert US Large-Cap Growth Responsible Index (the Calvert Index), which returned 25.34% during the period.
The Fund’s underperformance versus the Calvert Index was due to Fund expenses and fees, which the Calvert Index does not incur.
Of the 11 market sectors held by the Fund, all except the utilities sector delivered positive returns during the period. The strongest-performing sectors were energy, information technology (IT), and communication services. The weakest-performing sectors were utilities, consumer staples, and health care.
Detractors from Fund performance versus the Index included stock selections and an overweight position in the health care sector; stock selections and an underweight position in the communication services sector; and stock selections and an underweight position in IT, the best-performing sector within the Index during the period.
In the health care sector, the Fund’s out-of-Index position in pharmaceutical firm Bristol-Myers Squibb Co. (Bristol-Myers) detracted from performance versus the Index during the period. Bristol-Myers’ stock price fell after it reported lower-than-expected second-quarter 2023 earnings and reduced future earnings projections, as two of its top-selling drugs -- blood-cancer treatment Revlimid and blood thinner Eliquis -- lost sales to generic competitors.
In the communication services sector, not owning Index component Meta Platforms, Inc. (Meta) -- the social media company behind Facebook, Instagram, and Messenger -- hurt returns relative to the Index during the period. Meta’s stock price doubled as advertising revenues rebounded on improved ad targeting, while profit margins exceeded expectations due to more rational spending on longer-term initiatives.
In the IT sector, the Fund’s underweight position in semiconductor firm NVIDIA Corp. (NVIDIA) detracted from Index-relative performance. NVIDIA’s share price more than doubled during the period, driven by increased demand for its high-end graphics processing units in the burgeoning artificial intelligence, or AI, industry.
In contrast, contributors to Fund performance versus the Index included stock selections and an underweight position in the real estate sector, which delivered negative returns in the Index as property sales were hampered by rising mortgage rates during the period and companies cut back on office space after the pandemic. Stock selections and underweight positions in the energy and consumer discretionary sectors helped returns relative to the Index as well.
In the real estate sector, not owning Index component American Tower Corp. (American Tower), which owns and operates cellular communication towers, helped performance relative to the Index during the period. American Tower’s stock price declined in the face of rising interest rates that increased the cost of its floating-rate debt; exchange-rate fluctuations that reduced the income from its international operations; and the loss of some tower leases after T-Mobile acquired competitor Sprint and consolidated its cellular tower usage.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Performance

Portfolio Manager(s) Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/19/2015	06/19/2015	24.73%	11.98%	12.78%
Class A with 4.75% Maximum Sales Charge	—	—	18.82	10.90	12.11
Class I at NAV	06/19/2015	06/19/2015	25.05	12.28	13.11
Class R6 at NAV	02/01/2022	06/19/2015	25.09	12.28	13.12

Russell 1000® Growth Index	—	—	27.72%	12.41%	13.77%
Calvert US Large-Cap Growth Responsible Index	—	—	25.34	12.59	13.41

% Total Annual Operating Expense Ratios[3]	Class A	Class I	Class R6
Gross	0.65%	0.40%	0.37%
Net	0.49	0.24	0.21
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	06/19/2015	$2,776,117	N.A.
Class R6, at minimum investment	$5,000,000	06/19/2015	$13,884,941	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Apple, Inc.	10.1%
Microsoft Corp.	8.8
Alphabet, Inc., Class A	5.5
Amazon.com, Inc.	4.4
NVIDIA Corp.	4.0
Tesla, Inc.	2.7
Eli Lilly & Co.	1.8
Visa, Inc., Class A	1.5
Broadcom, Inc.	1.4
Mastercard, Inc., Class A	1.4
Total	41.6%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Growth Index is an unmanaged index of U.S. large-cap growth stocks. Calvert US Large-Cap Growth Responsible Index (the “Calvert Index”) is composed of common stocks of large growth companies that operate their businesses in a manner that is consistent with the Calvert Principles for Responsible Investment. Large growth companies are selected from the 1,000 largest publicly traded U.S. companies based on market capitalization and growth style factors, excluding real estate investment trusts and business development companies. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund's or oldest share class's inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,067.50	$2.54 **	0.49%
Class I	$1,000.00	$1,068.90	$1.24 **	0.24%
Class R6	$1,000.00	$1,069.20	$1.09 **	0.21%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.61	$2.48 **	0.49%
Class I	$1,000.00	$1,023.87	$1.22 **	0.24%
Class R6	$1,000.00	$1,024.02	$1.07 **	0.21%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
6

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Schedule of Investments

Common Stocks — 99.9%

Security	Shares	Value
Aerospace & Defense — 0.2%
Axon Enterprise, Inc.(1)	1,887	$ 375,494
Curtiss-Wright Corp.	435	85,099
HEICO Corp.	1,166	188,811
Hexcel Corp.	824	53,675
Woodward, Inc.	807	100,278
		$ 803,357
Air Freight & Logistics — 0.3%
C.H. Robinson Worldwide, Inc.	287	$ 24,719
Expeditors International of Washington, Inc.	3,055	350,195
FedEx Corp.	371	98,285
GXO Logistics, Inc.(1)	1,152	67,565
United Parcel Service, Inc., Class B	5,057	788,235
		$ 1,328,999
Automobile Components — 0.1%
Aptiv PLC(1)	4,450	$ 438,726
Visteon Corp.(1)	576	79,528
		$ 518,254
Automobiles — 2.7%
Tesla, Inc.(1)	53,442	$ 13,372,257
		$ 13,372,257
Banks — 0.0%(2)
First Financial Bankshares, Inc.	1,241	$ 31,174
		$ 31,174
Beverages — 1.9%
Celsius Holdings, Inc.(1)	1,217	$ 208,837
Coca-Cola Co. (The)	53,638	3,002,655
Coca-Cola Consolidated, Inc.	111	70,632
Keurig Dr Pepper, Inc.	10,707	338,020
Monster Beverage Corp.(1)	19,811	1,048,992
PepsiCo, Inc.	26,825	4,545,228
		$ 9,214,364
Biotechnology — 3.3%
AbbVie, Inc.	37,567	$ 5,599,737
Alkermes PLC(1)	838	23,472
Alnylam Pharmaceuticals, Inc.(1)	2,868	507,923
Amgen, Inc.	5,555	1,492,962
Biogen, Inc.(1)	1,343	345,164
BioMarin Pharmaceutical, Inc.(1)	4,320	382,234
Blueprint Medicines Corp.(1)	1,080	54,238
Denali Therapeutics, Inc.(1)	2,500	51,575
Exact Sciences Corp.(1)	2,486	169,595
Exelixis, Inc.(1)	8,005	174,909
Security	Shares	Value
Biotechnology (continued)
Gilead Sciences, Inc.	7,868	$ 589,628
Halozyme Therapeutics, Inc.(1)	3,520	134,464
Horizon Therapeutics PLC(1)	5,392	623,801
Incyte Corp.(1)	4,377	252,859
Ionis Pharmaceuticals, Inc.(1)	361	16,375
Moderna, Inc.(1)	8,051	831,588
Neurocrine Biosciences, Inc.(1)	2,457	276,413
Regeneron Pharmaceuticals, Inc.(1)	2,423	1,994,032
Sarepta Therapeutics, Inc.(1)	1,492	180,860
Seagen, Inc.(1)	2,068	438,726
United Therapeutics Corp.(1)	723	163,304
Vertex Pharmaceuticals, Inc.(1)	6,049	2,103,479
		$ 16,407,338
Broadline Retail — 4.5%
Amazon.com, Inc.(1)	169,790	$ 21,583,705
eBay, Inc.	10,461	461,226
Etsy, Inc.(1)	2,461	158,931
		$ 22,203,862
Building Products — 0.8%
A.O. Smith Corp.	3,163	$ 209,169
AAON, Inc.	1,710	97,248
Advanced Drainage Systems, Inc.	1,665	189,527
Allegion PLC	2,115	220,383
AZEK Co., Inc. (The)(1)	2,377	70,692
Carlisle Cos., Inc.	1,487	385,520
Carrier Global Corp.	7,330	404,616
Fortune Brands Innovations, Inc.	417	25,921
Johnson Controls International PLC	17,995	957,514
Lennox International, Inc.	876	328,009
Masco Corp.	2,743	146,613
Simpson Manufacturing Co., Inc.	1,052	157,600
Trane Technologies PLC	3,114	631,862
Trex Co., Inc.(1)	2,398	147,789
UFP Industries, Inc.	250	25,600
Zurn Elkay Water Solutions Corp., Class C	2,528	70,834
		$ 4,068,897
Capital Markets — 3.3%
Ameriprise Financial, Inc.	1,406	$ 463,530
Ares Management Corp., Class A	5,864	603,230
BlackRock, Inc.	998	645,197
Blackstone, Inc.	20,103	2,153,836
Blue Owl Capital, Inc.	16,216	210,159
Cboe Global Markets, Inc.	3,933	614,374
Charles Schwab Corp. (The)	11,519	632,393
Coinbase Global, Inc., Class A(1)	6,403	480,737
Evercore, Inc., Class A	475	65,493
FactSet Research Systems, Inc.	796	348,059
Hamilton Lane, Inc., Class A	720	65,117

7
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Capital Markets (continued)
Houlihan Lokey, Inc.	1,418	$ 151,896
Interactive Brokers Group, Inc., Class A	1,107	95,822
Intercontinental Exchange, Inc.	15,618	1,718,292
KKR & Co., Inc.	24,207	1,491,151
LPL Financial Holdings, Inc.	2,520	598,878
MarketAxess Holdings, Inc.	782	167,067
Moody's Corp.	3,426	1,083,198
Morningstar, Inc.	576	134,922
MSCI, Inc.	1,645	844,017
Nasdaq, Inc.	8,745	424,920
S&P Global, Inc.	6,859	2,506,347
SEI Investments Co.	4,109	247,485
T. Rowe Price Group, Inc.	1,820	190,863
Tradeweb Markets, Inc., Class A	3,708	297,382
		$ 16,234,365
Chemicals — 0.9%
Air Products & Chemicals, Inc.	3,956	$ 1,121,130
Ashland, Inc.	653	53,337
Axalta Coating Systems, Ltd.(1)	3,331	89,604
Balchem Corp.	815	101,093
Ecolab, Inc.	4,062	688,103
Element Solutions, Inc.	4,100	80,401
FMC Corp.	1,272	85,186
International Flavors & Fragrances, Inc.	1,078	73,487
Livent Corp.(1)	4,824	88,810
PPG Industries, Inc.	2,559	332,158
Sherwin-Williams Co. (The)	5,798	1,478,780
		$ 4,192,089
Commercial Services & Supplies — 0.8%
Casella Waste Systems, Inc., Class A(1)	1,063	$ 81,107
Cintas Corp.	1,668	802,325
Clean Harbors, Inc.(1)	724	121,169
Copart, Inc.(1)	18,120	780,791
MSA Safety, Inc.	1,082	170,577
Republic Services, Inc.	3,138	447,196
Rollins, Inc.	5,163	192,735
Stericycle, Inc.(1)	435	19,449
Tetra Tech, Inc.	815	123,904
Waste Management, Inc.	6,541	997,110
		$ 3,736,363
Communications Equipment — 0.9%
Arista Networks, Inc.(1)	5,119	$ 941,538
Ciena Corp.(1)	2,975	140,598
Cisco Systems, Inc.	40,780	2,192,333
F5, Inc.(1)	1,213	195,463
Juniper Networks, Inc.	1,587	44,103
Lumentum Holdings, Inc.(1)	1,397	63,116
Motorola Solutions, Inc.	3,354	913,093
Security	Shares	Value
Communications Equipment (continued)
Viasat, Inc.(1)	171	$ 3,157
		$ 4,493,401
Construction & Engineering — 0.2%
AECOM	671	$ 55,720
Comfort Systems USA, Inc.	696	118,605
EMCOR Group, Inc.	284	59,751
MasTec, Inc.(1)	680	48,940
Quanta Services, Inc.	3,033	567,383
Valmont Industries, Inc.	276	66,298
WillScot Mobile Mini Holdings Corp.(1)	3,816	158,707
		$ 1,075,404
Construction Materials — 0.2%
Summit Materials, Inc., Class A(1)	745	$ 23,199
Vulcan Materials Co.	5,932	1,198,383
		$ 1,221,582
Consumer Finance — 0.3%
American Express Co.	8,543	$ 1,274,530
Credit Acceptance Corp.(1)	194	89,263
FirstCash Holdings, Inc.	565	56,715
SoFi Technologies, Inc.(1)(3)	8,773	70,096
		$ 1,490,604
Consumer Staples Distribution & Retail — 1.2%
BJ's Wholesale Club Holdings, Inc.(1)	250	$ 17,842
Casey's General Stores, Inc.	121	32,854
Costco Wholesale Corp.	7,386	4,172,795
Dollar General Corp.	2,459	260,162
Dollar Tree, Inc.(1)	1,948	207,365
Sprouts Farmers Market, Inc.(1)	955	40,874
Target Corp.	951	105,152
Walmart, Inc.	7,471	1,194,837
		$ 6,031,881
Containers & Packaging — 0.2%
AptarGroup, Inc.	1,062	$ 132,793
Avery Dennison Corp.	1,038	189,611
Ball Corp.	6,436	320,384
Crown Holdings, Inc.	137	12,122
Graphic Packaging Holding Co.	1,323	29,476
Sealed Air Corp.	1,599	52,543
Silgan Holdings, Inc.	725	31,255
		$ 768,184
Distributors — 0.1%
Genuine Parts Co.	464	$ 66,992
Pool Corp.	731	260,309
		$ 327,301

8
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.(1)	1,078	$ 87,814
Duolingo, Inc.(1)	501	83,101
H&R Block, Inc.	3,168	136,414
Service Corp. International	2,132	121,822
		$ 429,151
Diversified Telecommunication Services — 0.0%(2)
Iridium Communications, Inc.	2,577	$ 117,228
		$ 117,228
Electric Utilities — 0.3%
Constellation Energy Corp.	2,576	$ 280,990
NextEra Energy, Inc.	14,556	833,913
NRG Energy, Inc.	4,702	181,121
PNM Resources, Inc.	745	33,234
Xcel Energy, Inc.	294	16,823
		$ 1,346,081
Electrical Equipment — 0.9%
Acuity Brands, Inc.	158	$ 26,909
AMETEK, Inc.	5,282	780,468
Atkore, Inc.(1)	1,102	164,407
Eaton Corp. PLC	5,388	1,149,153
Emerson Electric Co.	6,620	639,294
EnerSys	580	54,909
Generac Holdings, Inc.(1)	1,574	171,503
Hubbell, Inc.	1,008	315,917
nVent Electric PLC	1,782	94,428
Plug Power, Inc.(1)(3)	2,000	15,200
Regal Rexnord Corp.	548	78,298
Rockwell Automation, Inc.	2,315	661,789
Sensata Technologies Holding PLC	956	36,156
		$ 4,188,431
Electronic Equipment, Instruments & Components — 0.9%
Advanced Energy Industries, Inc.	947	$ 97,655
Amphenol Corp., Class A	15,115	1,269,509
Badger Meter, Inc.	744	107,039
Belden, Inc.	520	50,206
CDW Corp.	1,689	340,773
Cognex Corp.	4,833	205,112
Coherent Corp.(1)	1,798	58,687
Corning, Inc.	6,269	191,016
Insight Enterprises, Inc.(1)	170	24,735
IPG Photonics Corp.(1)	584	59,299
Jabil, Inc.	420	53,294
Keysight Technologies, Inc.(1)	4,441	587,589
Littelfuse, Inc.	572	141,467
National Instruments Corp.	2,197	130,985
Novanta, Inc.(1)	956	137,129
Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Teledyne Technologies, Inc.(1)	770	$ 314,607
Trimble, Inc.(1)	4,285	230,790
Zebra Technologies Corp., Class A(1)	1,018	240,787
		$ 4,240,679
Entertainment — 1.3%
AMC Entertainment Holdings, Inc., Class A(1)(3)	358	$ 2,860
Atlanta Braves Holdings, Inc., Class C(1)	63	2,251
Electronic Arts, Inc.	4,822	580,569
Liberty Media Corp.-Liberty Formula One, Class A(1)	2,195	124,105
Liberty Media Corp.-Liberty Live, Class A(1)	93	2,969
Live Nation Entertainment, Inc.(1)	2,663	221,136
Madison Square Garden Sports Corp.	265	46,720
Netflix, Inc.(1)	8,832	3,334,963
ROBLOX Corp., Class A(1)(3)	8,648	250,446
Roku, Inc.(1)	2,458	173,510
Take-Two Interactive Software, Inc.(1)	1,669	234,311
Walt Disney Co. (The)(1)	18,746	1,519,363
Warner Music Group Corp., Class A	1,813	56,928
		$ 6,550,131
Financial Services — 3.7%
Affirm Holdings, Inc.(1)	4,214	$ 89,632
Block, Inc., Class A(1)	10,743	475,485
Euronet Worldwide, Inc.(1)	500	39,690
Fiserv, Inc.(1)	11,560	1,305,818
Jack Henry & Associates, Inc.	1,405	212,352
Mastercard, Inc., Class A	17,037	6,745,119
PayPal Holdings, Inc.(1)	22,320	1,304,827
Shift4 Payments, Inc., Class A(1)	1,117	61,848
Toast, Inc., Class A(1)(3)	6,377	119,441
Visa, Inc., Class A	32,316	7,433,003
WEX, Inc.(1)	972	182,823
		$ 17,970,038
Food Products — 0.7%
Campbell Soup Co.	1,425	$ 58,539
Darling Ingredients, Inc.(1)	3,552	185,415
Flowers Foods, Inc.	1,300	28,834
General Mills, Inc.	4,684	299,729
Hershey Co. (The)	3,964	793,117
Hormel Foods Corp.	1,507	57,311
JM Smucker Co. (The)	340	41,789
Kellogg Co.	2,458	146,276
Lamb Weston Holdings, Inc.	3,043	281,356
Lancaster Colony Corp.	423	69,808
McCormick & Co., Inc.	3,730	282,137
Mondelez International, Inc., Class A	14,650	1,016,710
Simply Good Foods Co. (The)(1)	2,462	84,988
		$ 3,346,009

9
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Gas Utilities — 0.0%(2)
Southwest Gas Holdings, Inc.	615	$ 37,152
UGI Corp.	3,344	76,912
		$ 114,064
Ground Transportation — 0.6%
J.B. Hunt Transport Services, Inc.	1,386	$ 261,289
Landstar System, Inc.	809	143,144
Old Dominion Freight Line, Inc.	1,898	776,548
Saia, Inc.(1)	587	234,007
Union Pacific Corp.	7,165	1,459,009
		$ 2,873,997
Health Care Equipment & Supplies — 4.1%
Abbott Laboratories	34,381	$ 3,329,800
Align Technology, Inc.(1)	1,712	522,708
Baxter International, Inc.	11,095	418,725
Becton Dickinson and Co.	5,747	1,485,772
Boston Scientific Corp.(1)	34,136	1,802,381
CONMED Corp.	461	46,492
Cooper Cos., Inc. (The)	1,182	375,888
DENTSPLY SIRONA, Inc.	2,845	97,185
DexCom, Inc.(1)	8,887	829,157
Edwards Lifesciences Corp.(1)	13,940	965,763
Envista Holdings Corp.(1)	233	6,496
GE HealthCare Technologies, Inc.	9,175	624,267
Globus Medical, Inc., Class A(1)	1,635	81,178
Haemonetics Corp.(1)	1,167	104,540
Hologic, Inc.(1)	5,741	398,425
ICU Medical, Inc.(1)	253	30,110
IDEXX Laboratories, Inc.(1)	1,971	861,859
Inari Medical, Inc.(1)	1,128	73,771
Inspire Medical Systems, Inc.(1)	699	138,710
Insulet Corp.(1)	1,642	261,883
Intuitive Surgical, Inc.(1)	8,136	2,378,071
Lantheus Holdings, Inc.(1)	1,549	107,625
Masimo Corp.(1)	1,127	98,815
Medtronic PLC	7,708	603,999
Merit Medical Systems, Inc.(1)	1,308	90,278
Neogen Corp.(1)	2,495	46,257
Novocure, Ltd.(1)	1,190	19,218
Penumbra, Inc.(1)	762	184,335
QuidelOrtho Corp.(1)	1,125	82,170
ResMed, Inc.	3,424	506,307
Shockwave Medical, Inc.(1)	879	175,009
STERIS PLC	2,330	511,249
Stryker Corp.	7,976	2,179,602
Teleflex, Inc.	891	175,001
Zimmer Biomet Holdings, Inc.	4,950	555,489
		$ 20,168,535
Security	Shares	Value
Health Care Providers & Services — 0.5%
AMN Healthcare Services, Inc.(1)	892	$ 75,980
Chemed Corp.	371	192,809
DaVita, Inc.(1)	535	50,573
Elevance Health, Inc.	1,045	455,014
Encompass Health Corp.	400	26,864
Ensign Group, Inc. (The)	949	88,190
HealthEquity, Inc.(1)	1,556	113,666
Henry Schein, Inc.(1)	1,040	77,220
Humana, Inc.	953	463,653
Laboratory Corp. of America Holdings	955	192,003
Molina Healthcare, Inc.(1)	694	227,556
Option Care Health, Inc.(1)	2,779	89,901
Progyny, Inc.(1)	1,785	60,726
Quest Diagnostics, Inc.	1,058	128,928
R1 RCM, Inc.(1)	3,198	48,194
		$ 2,291,277
Health Care Technology — 0.1%
Doximity, Inc., Class A(1)	2,138	$ 45,368
Veeva Systems, Inc., Class A(1)	2,946	599,364
		$ 644,732
Hotels, Restaurants & Leisure — 2.3%
Airbnb, Inc., Class A(1)	8,254	$ 1,132,531
Aramark	2,112	73,286
Booking Holdings, Inc.(1)	719	2,217,360
Chipotle Mexican Grill, Inc.(1)	726	1,329,909
Choice Hotels International, Inc.(3)	632	77,426
Darden Restaurants, Inc.	1,031	147,660
Domino's Pizza, Inc.	891	337,502
Expedia Group, Inc.(1)	2,926	301,583
Hilton Grand Vacations, Inc.(1)	600	24,420
Hilton Worldwide Holdings, Inc.	5,599	840,858
Hyatt Hotels Corp., Class A	134	14,215
Marriott International, Inc., Class A	4,474	879,409
Marriott Vacations Worldwide Corp.	193	19,422
Planet Fitness, Inc., Class A(1)	1,831	90,049
Starbucks Corp.	26,092	2,381,417
Texas Roadhouse, Inc.	1,282	123,200
Vail Resorts, Inc.	324	71,892
Wendy's Co. (The)	2,270	46,331
Wingstop, Inc.	750	134,880
Wyndham Hotels & Resorts, Inc.	992	68,984
Yum! Brands, Inc.	7,526	940,298
		$ 11,252,632
Household Durables — 0.2%
D.R. Horton, Inc.	1,811	$ 194,628
NVR, Inc.(1)	69	411,468
Tempur Sealy International, Inc.	2,854	123,692

10
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Household Durables (continued)
TopBuild Corp.(1)	491	$ 123,536
Whirlpool Corp.	265	35,430
		$ 888,754
Household Products — 1.5%
Church & Dwight Co., Inc.	4,561	$ 417,925
Clorox Co. (The)	2,311	302,880
Colgate-Palmolive Co.	15,322	1,089,547
Kimberly-Clark Corp.	2,892	349,498
Procter & Gamble Co. (The)	36,307	5,295,739
		$ 7,455,589
Independent Power and Renewable Electricity Producers — 0.0%(2)
AES Corp. (The)	8,622	$ 131,054
Ormat Technologies, Inc.(3)	888	62,089
		$ 193,143
Insurance — 2.2%
Allstate Corp. (The)	5,292	$ 589,582
Arch Capital Group, Ltd.(1)	5,499	438,325
Assurant, Inc.	150	21,537
Brown & Brown, Inc.	3,780	263,995
Cincinnati Financial Corp.	5,765	589,702
Erie Indemnity Co., Class A	718	210,941
Everest Group, Ltd.	695	258,311
Globe Life, Inc.	600	65,238
Kinsale Capital Group, Inc.	822	340,415
Markel Group, Inc.(1)	489	720,048
Marsh & McLennan Cos., Inc.	11,963	2,276,559
Primerica, Inc.	612	118,734
Progressive Corp. (The)	16,591	2,311,126
Prudential Financial, Inc.	13,620	1,292,402
RenaissanceRe Holdings, Ltd.	655	129,638
RLI Corp.	1,197	162,660
Ryan Specialty Holdings, Inc.(1)	3,471	167,996
Selective Insurance Group, Inc.	778	80,266
W.R. Berkley Corp.	1,801	114,345
White Mountains Insurance Group, Ltd.	94	140,595
Willis Towers Watson PLC	1,287	268,932
		$ 10,561,347
Interactive Media & Services — 5.6%
Alphabet, Inc., Class A(1)	205,932	$ 26,948,262
Pinterest, Inc., Class A(1)	11,300	305,439
Snap, Inc., Class A(1)	15,984	142,417
ZoomInfo Technologies, Inc.(1)	6,036	98,990
		$ 27,495,108
IT Services — 2.2%
Accenture PLC, Class A	13,466	$ 4,135,543
Security	Shares	Value
IT Services (continued)
Akamai Technologies, Inc.(1)	3,049	$ 324,841
Amdocs, Ltd.	1,312	110,851
Cloudflare, Inc., Class A(1)	5,574	351,385
Cognizant Technology Solutions Corp., Class A	2,334	158,105
EPAM Systems, Inc.(1)	1,095	279,981
Gartner, Inc.(1)	1,675	575,547
International Business Machines Corp.	18,645	2,615,894
MongoDB, Inc.(1)	1,204	416,415
Okta, Inc.(1)	2,859	233,037
Snowflake, Inc., Class A(1)	6,031	921,356
Twilio, Inc., Class A(1)	3,329	194,846
VeriSign, Inc.(1)	1,908	386,427
		$ 10,704,228
Leisure Products — 0.1%
Brunswick Corp.	1,515	$ 119,685
Hasbro, Inc.	2,401	158,802
Mattel, Inc.(1)	4,942	108,872
		$ 387,359
Life Sciences Tools & Services — 2.5%
Agilent Technologies, Inc.	6,858	$ 766,861
Avantor, Inc.(1)	7,382	155,613
Bio-Techne Corp.	3,820	260,027
Bruker Corp.	2,462	153,383
Charles River Laboratories International, Inc.(1)	846	165,799
Danaher Corp.	14,895	3,695,449
Fortrea Holdings, Inc.(1)	955	27,303
Illumina, Inc.(1)	733	100,626
IQVIA Holdings, Inc.(1)	4,265	839,139
Medpace Holdings, Inc.(1)	574	138,983
Mettler-Toledo International, Inc.(1)	515	570,656
Repligen Corp.(1)	1,210	192,402
Revvity, Inc.	424	46,937
Thermo Fisher Scientific, Inc.	8,402	4,252,840
Waters Corp.(1)	1,403	384,717
West Pharmaceutical Services, Inc.	1,722	646,112
		$ 12,396,847
Machinery — 2.2%
AGCO Corp.	245	$ 28,979
Allison Transmission Holdings, Inc.	485	28,644
Caterpillar, Inc.	5,085	1,388,205
Chart Industries, Inc.(1)(3)	615	104,009
Deere & Co.	3,761	1,419,326
Donaldson Co., Inc.	2,255	134,488
Dover Corp.	1,928	268,975
Esab Corp.	1,000	70,220
Fortive Corp.	4,714	349,590
Franklin Electric Co., Inc.	919	82,002
Graco, Inc.	4,337	316,081

11
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Machinery (continued)
IDEX Corp.	1,703	$ 354,258
Illinois Tool Works, Inc.	7,127	1,641,419
Ingersoll Rand, Inc.	9,881	629,617
ITT, Inc.	822	80,482
Lincoln Electric Holdings, Inc.	1,346	244,689
Middleby Corp. (The)(1)	458	58,624
Mueller Industries, Inc.	213	16,009
Nordson Corp.	1,194	266,465
Otis Worldwide Corp.	9,021	724,477
PACCAR, Inc.	775	65,891
Parker-Hannifin Corp.	2,683	1,045,082
Pentair PLC	2,784	180,264
Snap-on, Inc.	475	121,154
SPX Technologies, Inc.(1)	1,118	91,005
Timken Co. (The)	340	24,987
Toro Co. (The)	2,775	230,602
Watts Water Technologies, Inc., Class A	407	70,338
Westinghouse Air Brake Technologies Corp.	1,234	131,137
Xylem, Inc.	4,817	438,492
		$ 10,605,511
Media — 0.6%
Cable One, Inc.	57	$ 35,092
Charter Communications, Inc., Class A(1)	537	236,183
Comcast Corp., Class A	41,056	1,820,423
Interpublic Group of Cos., Inc. (The)	705	20,205
Liberty Broadband Corp., Class C(1)	2,862	261,358
New York Times Co. (The), Class A	2,068	85,202
Sirius XM Holdings, Inc.(3)	5,224	23,612
Trade Desk, Inc. (The), Class A(1)	8,594	671,621
		$ 3,153,696
Metals & Mining — 0.2%
ATI, Inc.(1)	3,159	$ 129,993
Nucor Corp.	3,178	496,880
Reliance Steel & Aluminum Co.	300	78,669
Steel Dynamics, Inc.	1,694	181,631
		$ 887,173
Multi-Utilities — 0.0%(2)
Ameren Corp.	250	$ 18,708
CMS Energy Corp.	939	49,870
Dominion Energy, Inc.	2,693	120,296
WEC Energy Group, Inc.	306	24,648
		$ 213,522
Oil, Gas & Consumable Fuels — 0.1%
Denbury, Inc.(1)	2,708	$ 265,411
		$ 265,411
Security	Shares	Value
Paper & Forest Products — 0.0%(2)
Louisiana-Pacific Corp.	1,281	$ 70,801
		$ 70,801
Passenger Airlines — 0.0%(2)
Alaska Air Group, Inc.(1)	2,600	$ 96,408
Southwest Airlines Co.	3,260	88,248
		$ 184,656
Personal Care Products — 0.2%
BellRing Brands, Inc.(1)	2,380	$ 98,127
Coty, Inc., Class A(1)	3,419	37,507
e.l.f. Beauty, Inc.(1)	965	105,986
Estee Lauder Cos., Inc. (The), Class A	4,455	643,970
		$ 885,590
Pharmaceuticals — 3.7%
Bristol-Myers Squibb Co.	37,597	$ 2,182,130
Catalent, Inc.(1)	162	7,376
Eli Lilly & Co.	16,818	9,033,452
Jazz Pharmaceuticals PLC(1)	1,393	180,310
Merck & Co., Inc.	43,430	4,471,119
Royalty Pharma PLC, Class A	8,582	232,915
Zoetis, Inc.	10,892	1,894,990
		$ 18,002,292
Professional Services — 1.2%
Alight, Inc., Class A(1)	2,650	$ 18,788
Automatic Data Processing, Inc.	5,679	1,366,254
Booz Allen Hamilton Holding Corp.	2,651	289,675
Broadridge Financial Solutions, Inc.	1,985	355,414
Ceridian HCM Holding, Inc.(1)	2,634	178,717
CoStar Group, Inc.(1)	8,857	681,015
Dun & Bradstreet Holdings, Inc.	644	6,434
Equifax, Inc.	2,566	470,040
Exlservice Holdings, Inc.(1)	2,950	82,718
Exponent, Inc.	782	66,939
FTI Consulting, Inc.(1)	538	95,985
Genpact, Ltd.	1,702	61,612
Insperity, Inc.	510	49,776
Maximus, Inc.	640	47,795
Paychex, Inc.	4,486	517,370
Paycom Software, Inc.	1,071	277,678
Paylocity Holding Corp.(1)	886	160,986
Robert Half, Inc.	652	47,779
Science Applications International Corp.	290	30,607
SS&C Technologies Holdings, Inc.	2,502	131,455
TransUnion	3,919	281,345
TriNet Group, Inc.(1)	407	47,407
Verisk Analytics, Inc.	2,996	707,775
		$ 5,973,564

12
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Real Estate Management & Development — 0.0%(2)
CBRE Group, Inc., Class A(1)	2,767	$ 204,371
Zillow Group, Inc., Class C(1)	496	22,895
		$ 227,266
Semiconductors & Semiconductor Equipment — 10.1%
Advanced Micro Devices, Inc.(1)	32,722	$ 3,364,476
Allegro MicroSystems, Inc.(1)	1,799	57,460
Analog Devices, Inc.	7,803	1,366,227
Applied Materials, Inc.	16,790	2,324,575
Broadcom, Inc.	8,201	6,811,587
Cirrus Logic, Inc.(1)	1,246	92,154
Diodes, Inc.(1)	753	59,367
Enphase Energy, Inc.(1)	2,598	312,150
Entegris, Inc.	2,984	280,227
First Solar, Inc.(1)	1,968	318,009
Intel Corp.	6,830	242,806
KLA Corp.	2,777	1,273,699
Lam Research Corp.	2,690	1,686,011
Lattice Semiconductor Corp.(1)	2,826	242,838
Marvell Technology, Inc.	17,597	952,526
Microchip Technology, Inc.	11,068	863,857
Micron Technology, Inc.	21,259	1,446,250
MKS Instruments, Inc.	934	80,828
Monolithic Power Systems, Inc.	874	403,788
NVIDIA Corp.	44,860	19,513,651
ON Semiconductor Corp.(1)	8,495	789,610
Onto Innovation, Inc.(1)	1,003	127,903
Power Integrations, Inc.	1,263	96,380
Qorvo, Inc.(1)	2,161	206,311
QUALCOMM, Inc.	22,669	2,517,619
Rambus, Inc.(1)	2,137	119,223
Silicon Laboratories, Inc.(1)	721	83,557
Skyworks Solutions, Inc.	2,567	253,081
SolarEdge Technologies, Inc.(1)	1,048	135,726
Teradyne, Inc.	3,089	310,321
Texas Instruments, Inc.	18,361	2,919,583
Universal Display Corp.	1,049	164,683
Wolfspeed, Inc.(1)(3)	600	22,860
		$ 49,439,343
Software — 15.3%
Adobe, Inc.(1)	9,201	$ 4,691,590
Altair Engineering, Inc., Class A(1)	850	53,176
ANSYS, Inc.(1)	1,655	492,445
AppFolio, Inc., Class A(1)	332	60,633
AppLovin Corp., Class A(1)	2,467	98,581
Atlassian Corp., Class A(1)	981	197,681
Autodesk, Inc.(1)	4,442	919,094
Bill Holdings, Inc.(1)	1,997	216,814
Box, Inc., Class A(1)	2,766	66,965
Security	Shares	Value
Software (continued)
Cadence Design Systems, Inc.(1)	5,503	$ 1,289,353
Confluent, Inc., Class A(1)	4,075	120,661
CrowdStrike Holdings, Inc., Class A(1)	4,339	726,262
Datadog, Inc., Class A(1)	5,123	466,654
DocuSign, Inc.(1)	3,812	160,104
Dolby Laboratories, Inc., Class A	915	72,523
Dropbox, Inc., Class A(1)	6,106	166,266
Dynatrace, Inc.(1)	4,701	219,678
Elastic NV(1)	1,166	94,726
Fair Isaac Corp.(1)	530	460,321
Five9, Inc.(1)	1,549	99,601
Fortinet, Inc.(1)	12,707	745,647
Guidewire Software, Inc.(1)	1,090	98,100
HashiCorp, Inc., Class A(1)	2,220	50,683
HubSpot, Inc.(1)	915	450,637
Intuit, Inc.	5,516	2,818,345
Manhattan Associates, Inc.(1)	1,353	267,434
Microsoft Corp.	135,981	42,936,001
New Relic, Inc.(1)	640	54,797
Oracle Corp.	31,949	3,384,038
Palo Alto Networks, Inc.(1)	6,193	1,451,887
PTC, Inc.(1)	2,356	333,798
Qualys, Inc.(1)	765	116,701
Roper Technologies, Inc.	1,457	705,596
Salesforce, Inc.(1)	19,243	3,902,096
ServiceNow, Inc.(1)	4,165	2,328,068
Smartsheet, Inc., Class A(1)	1,600	64,736
Splunk, Inc.(1)	1,781	260,471
SPS Commerce, Inc.(1)	717	122,327
Synopsys, Inc.(1)	3,069	1,408,579
Tenable Holdings, Inc.(1)	2,200	98,560
Teradata Corp.(1)	1,973	88,824
Tyler Technologies, Inc.(1)	883	340,962
VMware, Inc., Class A(1)	4,318	718,861
Workday, Inc., Class A(1)	3,922	842,642
Workiva, Inc.(1)	619	62,729
Zoom Video Communications, Inc., Class A(1)	4,367	305,428
Zscaler, Inc.(1)	1,648	256,412
		$ 74,887,487
Specialty Retail — 2.9%
AutoZone, Inc.(1)	363	$ 922,016
Bath & Body Works, Inc.	1,230	41,574
Burlington Stores, Inc.(1)	1,216	164,525
Chewy, Inc., Class A(1)	1,490	27,207
Dick's Sporting Goods, Inc.	891	96,745
Five Below, Inc.(1)	1,054	169,589
Floor & Decor Holdings, Inc., Class A(1)	1,963	177,652
GameStop Corp., Class A(1)	592	9,744
Home Depot, Inc. (The)	19,122	5,777,904
Lowe's Cos., Inc.	11,017	2,289,773

13
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Specialty Retail (continued)
O'Reilly Automotive, Inc.(1)	1,176	$ 1,068,819
RH (1)(3)	305	80,630
Ross Stores, Inc.	5,089	574,803
TJX Cos., Inc. (The)	19,440	1,727,827
Tractor Supply Co.	2,110	428,435
Ulta Beauty, Inc.(1)	989	395,056
Williams-Sonoma, Inc.(3)	664	103,186
		$ 14,055,485
Technology Hardware, Storage & Peripherals — 10.2%
Apple, Inc.	289,316	$ 49,533,792
Pure Storage, Inc., Class A(1)	5,654	201,396
Seagate Technology Holdings PLC	4,037	266,240
Western Digital Corp.(1)	2,279	103,991
		$ 50,105,419
Textiles, Apparel & Luxury Goods — 0.7%
Columbia Sportswear Co.	88	$ 6,521
Crocs, Inc.(1)	1,131	99,788
Deckers Outdoor Corp.(1)	486	249,848
lululemon Athletica, Inc.(1)	2,126	819,807
NIKE, Inc., Class B	22,820	2,182,048
PVH Corp.	43	3,290
Skechers USA, Inc., Class A(1)	997	48,803
Tapestry, Inc.	708	20,355
VF Corp.	6,937	122,577
		$ 3,553,037
Trading Companies & Distributors — 0.4%
Applied Industrial Technologies, Inc.	718	$ 111,010
Core & Main, Inc., Class A(1)	1,000	28,850
Fastenal Co.	11,069	604,810
GATX Corp.	340	37,002
MSC Industrial Direct Co., Inc., Class A	275	26,991
SiteOne Landscape Supply, Inc.(1)	999	163,287
United Rentals, Inc.	757	336,539
W.W. Grainger, Inc.	833	576,303
		$ 1,884,792
Water Utilities — 0.1%
American Water Works Co., Inc.	1,398	$ 173,115
Essential Utilities, Inc.	2,925	100,415
		$ 273,530
Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc.(1)	10,597	$ 1,484,110
		$ 1,484,110
Total Common Stocks (identified cost $359,369,375)		$489,287,721

Rights — 0.0%(2)

Security	Shares	Value
Health Care Equipment & Supplies — 0.0%(2)
Abiomed, Inc., CVR(1)(4)(5)	1,143	$ 1,166
Total Rights (identified cost $1,166)		$ 1,166

Short-Term Investments — 0.3%
Affiliated Fund — 0.3%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(6)	1,417,922	$ 1,417,922
Total Affiliated Fund (identified cost $1,417,922)		$ 1,417,922
Securities Lending Collateral — 0.0%(2)
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(7)	115,114	$ 115,114
Total Securities Lending Collateral (identified cost $115,114)		$ 115,114
Total Short-Term Investments (identified cost $1,533,036)		$ 1,533,036
Total Investments — 100.2% (identified cost $360,903,577)		$490,821,923
Other Assets, Less Liabilities — (0.2)%		$ (877,843)
Net Assets — 100.0%		$ 489,944,080

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Amount is less than 0.05%.
(3)	All or a portion of this security was on loan at September 30, 2023. The aggregate market value of securities on loan at September 30, 2023 was $821,026.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(5)	Restricted security. Total market value of restricted securities amounts to $1,166, which represents less than 0.05% of the net assets of the Fund as of September 30, 2023.
(6)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.
(7)	Represents investment of cash collateral received in connection with securities lending.

14
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Restricted Securities
Description	Acquisition Date	Cost
Abiomed, Inc., CVR	12/28/22	$1,166

Abbreviations:
CVR	– Contingent Value Rights
15
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $359,485,655) - including $821,026 of securities on loan	$ 489,404,001
Investments in securities of affiliated issuers, at value (identified cost $1,417,922)	1,417,922
Cash	24,205
Cash denominated in foreign currency, at value (cost $1,088)	1,162
Receivable for capital shares sold	1,291,753
Dividends and interest receivable	173,877
Dividends receivable - affiliated	3,113
Securities lending income receivable	271
Receivable from affiliates	79,533
Directors' deferred compensation plan	46,867
Total assets	$492,442,704
Liabilities
Payable for investments purchased	$ 1,478,232
Payable for capital shares redeemed	587,738
Deposits for securities loaned	115,114
Payable to affiliates:
Investment advisory fee	49,872
Administrative fee	49,961
Distribution and service fees	16,527
Sub-transfer agency fee	4,194
Directors' deferred compensation plan	46,867
Accrued expenses	150,119
Total liabilities	$ 2,498,624
Net Assets	$489,944,080
Sources of Net Assets
Paid-in capital	$ 378,647,369
Distributable earnings	111,296,711
Net Assets	$489,944,080
Class A Shares
Net Assets	$ 77,895,399
Shares Outstanding	1,640,792
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 47.47
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 49.84
Class I Shares
Net Assets	$ 354,002,523
Shares Outstanding	7,380,102
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 47.97
16
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Statement of Assets and Liabilities — continued

September 30, 2023
Class R6 Shares
Net Assets	$ 58,046,158
Shares Outstanding	1,211,621
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 47.91

On sales of $50,000 or more, the offering price of Class A shares is reduced.
17
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Statement of Operations

Year Ended
September 30, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $166)	$ 4,285,382
Dividend income - affiliated issuers	42,736
Interest income	453
Securities lending income, net	18,368
Total investment income	$ 4,346,939
Expenses
Investment advisory fee	$ 531,287
Administrative fee	531,287
Distribution and service fees:
Class A	170,792
Directors' fees and expenses	30,696
Custodian fees	12,323
Transfer agency fees and expenses	370,651
Accounting fees	102,898
Professional fees	51,569
Registration fees	78,839
Reports to shareholders	28,536
Miscellaneous	43,333
Total expenses	$ 1,952,211
Waiver and/or reimbursement of expenses by affiliates	$ (720,490)
Net expenses	$ 1,231,721
Net investment income	$ 3,115,218
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (8,289,940)
Foreign currency transactions	18
Net realized loss	$ (8,289,922)
Change in unrealized appreciation (depreciation):
Investment securities	$ 97,688,097
Foreign currency	74
Net change in unrealized appreciation (depreciation)	$97,688,171
Net realized and unrealized gain	$89,398,249
Net increase in net assets from operations	$92,513,467
18
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 3,115,218	$ 1,743,352
Net realized loss	(8,289,922)	(10,497,557)
Net change in unrealized appreciation (depreciation)	97,688,171	(65,483,237)
Net increase (decrease) in net assets from operations	$ 92,513,467	$ (74,237,442)
Distributions to shareholders:
Class A	$ (224,890)	$ (970,439)
Class I	(1,493,216)	(4,433,200)
Class R6	(316,925)	—
Total distributions to shareholders	$ (2,035,031)	$ (5,403,639)
Capital share transactions:
Class A	$ 17,440,106	$ 10,436,610
Class I	(9,640,339)	153,430,921
Class R6	45,649,488	962,024 (1)
Net increase in net assets from capital share transactions	$ 53,449,255	$164,829,555
Net increase in net assets	$143,927,691	$ 85,188,474
Net Assets
At beginning of year	$ 346,016,389	$ 260,827,915
At end of year	$489,944,080	$346,016,389

(1)	For the period from the commencement of operations, February 1, 2022, to September 30, 2022.
19
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Financial Highlights

	Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 38.18	$ 49.71	$ 39.77	$ 29.65	$ 29.83
Income (Loss) From Operations
Net investment income(1)	$ 0.22	$ 0.16	$ 0.15	$ 0.19	$ 0.20
Net realized and unrealized gain (loss)	9.20	(10.79)	10.49	10.39	0.96
Total income (loss) from operations	$ 9.42	$ (10.63)	$ 10.64	$ 10.58	$ 1.16
Less Distributions
From net investment income	$ (0.13)	$ (0.11)	$ (0.15)	$ (0.17)	$ (0.20)
From net realized gain	—	(0.79)	(0.55)	(0.29)	(1.14)
Total distributions	$ (0.13)	$ (0.90)	$ (0.70)	$ (0.46)	$ (1.34)
Net asset value — End of year	$ 47.47	$ 38.18	$ 49.71	$ 39.77	$ 29.65
Total Return(2)	24.73%	(21.87)%	27.06%	36.14%	4.51%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$77,895	$47,248	$50,963	$29,021	$16,361
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.66%	0.65%	0.66%	0.67%	0.77%
Net expenses	0.49% (4)	0.49% (4)	0.49%	0.49%	0.51%
Net investment income	0.49%	0.35%	0.32%	0.56%	0.72%
Portfolio Turnover	23%	19%	25%	53%	34%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
20
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 38.55	$ 50.15	$ 40.08	$ 29.88	$ 30.02
Income (Loss) From Operations
Net investment income(1)	$ 0.33	$ 0.28	$ 0.27	$ 0.27	$ 0.28
Net realized and unrealized gain (loss)	9.29	(10.87)	10.57	10.46	0.97
Total income (loss) from operations	$ 9.62	$ (10.59)	$ 10.84	$ 10.73	$ 1.25
Less Distributions
From net investment income	$ (0.20)	$ (0.22)	$ (0.22)	$ (0.24)	$ (0.25)
From net realized gain	—	(0.79)	(0.55)	(0.29)	(1.14)
Total distributions	$ (0.20)	$ (1.01)	$ (0.77)	$ (0.53)	$ (1.39)
Net asset value — End of year	$ 47.97	$ 38.55	$ 50.15	$ 40.08	$ 29.88
Total Return(2)	25.05%	(21.66)%	27.40%	36.42%	4.82%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$354,003	$297,905	$209,865	$112,304	$74,948
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.41%	0.40%	0.41%	0.42%	0.52%
Net expenses	0.24% (4)	0.24% (4)	0.24%	0.24%	0.24%
Net investment income	0.74%	0.61%	0.57%	0.81%	1.00%
Portfolio Turnover	23%	19%	25%	53%	34%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
21
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Financial Highlights — continued

	Class R6
	Year Ended September 30, 2023	Period Ended September 30, 2022(1)

Net asset value — Beginning of period	$ 38.55	$ 50.25
Income (Loss) From Operations
Net investment income(2)	$ 0.35	$ 0.19
Net realized and unrealized gain (loss)	9.28	(11.89)
Total income (loss) from operations	$ 9.63	$(11.70)
Less Distributions
From net investment income	$ (0.27)	$ —
Total distributions	$ (0.27)	$ —
Net asset value — End of period	$ 47.91	$ 38.55
Total Return(3)	25.09%	(23.28)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58,046	$ 864
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.37%	0.40% (6)
Net expenses	0.21% (7)	0.21% (6)(7)
Net investment income	0.76%	0.68% (6)
Portfolio Turnover	23%	19% (4)(8)

(1)	For the period from the commencement of operations, February 1, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(8)	For the year ended September 30, 2022.
22
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert US Large-Cap Growth Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert US Large-Cap Growth Responsible Index, which measures the investment return of large-capitalization stocks.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
23

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks	$ 489,287,721(2)	$ —	$ —	$ 489,287,721
Rights	—	—	1,166	1,166
Short-Term Investments:
Affiliated Fund	1,417,922	—	—	1,417,922
Securities Lending Collateral	115,114	—	—	115,114
Total Investments	$490,820,757	$ —	$1,166	$490,821,923

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
Level 3 assets at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2023 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned.
C  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
D  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
E  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
F  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
G  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
24

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2023, the investment advisory fee amounted to $531,287.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, the investment advisory fee paid was reduced by $1,505 relating to the Fund’s investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.49%, 0.24% and 0.21% for Class A, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2024. For the year ended September 30, 2023, CRM waived or reimbursed expenses of $718,985.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2023, CRM was paid administrative fees of $531,287.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2023 amounted to $170,792 for Class A shares.
The Fund was informed that EVD received $22,237 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2023.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $14,465 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 ($30,000 prior to January 1, 2023) annual fee, Committee chairs receive an additional $15,000 ($6,000 prior to January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $157,705,464 and $102,870,996, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2023 and September 30, 2022 was as follows:
	Year Ended September 30,
	2023	2022
Ordinary income	$2,035,031	$3,029,416
Long-term capital gains	$ —	$2,374,223
25

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

During the year ended September 30, 2023, distributable earnings was decreased by $254,143 and paid-in capital was increased by $254,143 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 2,084,726
Deferred capital losses	(9,163,602)
Net unrealized appreciation	118,375,587
Distributable earnings	$111,296,711
At September 30, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $9,163,602 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2023, $5,888,514 are short-term and $3,275,088 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$372,446,411
Gross unrealized appreciation	$ 129,346,514
Gross unrealized depreciation	(10,971,002)
Net unrealized appreciation	$118,375,512
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2023, the total value of securities on loan was $821,026 and the total value of collateral received was $835,086, comprised of cash of $115,114 and U.S. government and/or agencies securities of $719,972.
26

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$115,114	$ —	$ —	$ —	$115,114
The carrying amount of the liability for deposits for securities loaned at September 30, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2023.
6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2023. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2023. Effective October 24, 2023, the Fund renewed its line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
7  Affiliated Investments
At September 30, 2023, the value of the Fund’s investment in funds that may be deemed to be affiliated was $1,417,922, which represents 0.3% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$1,086,317	$86,570,173	$(86,238,568)	$ —	$ —	$1,417,922	$42,736	1,417,922
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares were as follows:
	Year Ended September 30, 2023		Year Ended September 30, 2022(1)
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,119,019	$ 47,507,706	391,567	$ 18,624,018
Reinvestment of distributions	4,071	164,856	18,125	947,927
Shares redeemed	(719,813)	(30,232,456)	(197,409)	(9,135,335)
Net increase	403,277	$ 17,440,106	212,283	$ 10,436,610
27

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

	Year Ended September 30, 2023		Year Ended September 30, 2022(1)
	Shares	Amount	Shares	Amount
Class I
Shares sold	2,580,713	$ 113,456,358	4,412,350	$ 193,442,806
Reinvestment of distributions	36,046	1,472,104	83,068	4,376,828
Shares redeemed	(2,964,897)	(124,568,801)	(951,510)	(44,388,713)
Net increase (decrease)	(348,138)	$ (9,640,339)	3,543,908	$153,430,921
Class R6
Shares sold	1,406,930	$ 56,179,471	22,493	$ 965,202
Reinvestment of distributions	7,772	316,925	—	—
Shares redeemed	(225,496)	(10,846,908)	(78)	(3,178)
Net increase	1,189,206	$ 45,649,488	22,415	$ 962,024

(1)	For Class R6, for the period from the commencement of operations, February 1, 2022, to September 30, 2022.
28

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert US Large-Cap Growth Responsible Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert US Large-Cap Growth Responsible Index Fund (the "Fund") (one of the funds constituting Calvert Responsible Index Series, Inc.), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020 and 2019 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
29

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.
Qualified Dividend Income. For the fiscal year ended September 30, 2023, the Fund designates approximately $4,238,233, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2023 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
30

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
31

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Board of Directors' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert US Large-Cap Growth Responsible Index Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing.  The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and the index it is designed to track. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2022. This performance data indicated that the Fund had outperformed the median of the Fund’s peer universe and the index it is designed to track for the one-, three- and five-year periods ended December 31, 2022. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and the index it is designed to track.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense universe.  Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each below the
32

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Board of Directors' Contract Approval — continued

respective median of the Fund’s expense universe. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
33

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 13, 2023, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
34

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Management and Organization

Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Theodore H. Eliopoulos(1) 1964	Director and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Directors
Richard L. Baird, Jr.(2) 1948	Director	Since 2000	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(3) 1958	Director	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
John G. Guffey, Jr.(2) 1948	Director	Since 2000	President of Aurora Press Inc., a privately held publisher of trade paperbacks
(since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2000	Attorney. Other Directorships. Palm Management Corporation.
35

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Eddie Ramos(3) 1967	Director	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management).
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Eliopoulos is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Effective December 31, 2023, Richard L. Baird, Jr. and John G. Guffey, Jr. will retire from the Board of Directors.
(3) Ms. Fang and Mr. Ramos began serving as Directors effective October 30, 2023.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
36

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

37

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
38

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
39

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24189     9.30.23

Calvert
US Large-Cap Value Responsible Index Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2023
Calvert
US Large-Cap Value Responsible Index Fund

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For U.S. equity investors, the 12-month period ended September 30, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
During the opening two months of the period, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December 2022, equities lost ground as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for further rate hikes that would weigh on stock prices.
In January 2023, however, U.S. equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became the standout sector of the first half of 2023. Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. economy was doing surprisingly well.
But in the final two months of the period, the bond market halted the stock market’s momentum. As it became clear the Fed would keep rates higher for longer than investors had anticipated just a few months earlier, longer term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. Stock prices ended on a down note as the period came to a close.
For the period as a whole, however, U.S. equity performance was strong. The S&P 500®, a broad measure of U.S. stocks, returned 21.62%; the blue-chip Dow Jones Industrial Average® returned 19.18%; and the tech-heavy Nasdaq Composite Index® returned 26.11%.
Fund Performance
For the 12-month period ended September 30, 2023, Calvert US Large-Cap Value Responsible Index Fund (the Fund) returned 10.13% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the Russell 1000® Value Index (the Index), which returned 14.44%; and underperformed its secondary benchmark, the Calvert US Large-Cap Value Responsible Index (the Calvert Index), which returned 10.64% during the period.
The Fund’s underperformance versus the Calvert Index was due to Fund expenses and fees, which the Calvert Index does not incur.
Of the 11 market sectors held by the Fund, all except the utilities and health care sectors delivered positive returns during the period. The strongest-performing sectors were industrials, information technology (IT), and materials. The weakest-performing sectors were utilities, health care, and energy.
Detractors from Fund performance versus the Index included stock selections and an overweight position in the financials sector, which struggled under the weight of three of the largest bank failures in U.S. history during the period; stock selections and an underweight position in the communication services sector, the best-performing sector within the Index during the period; and an underweight position in the energy sector.
In the financials sector, not owning Index component Berkshire Hathaway, Inc. (Berkshire Hathaway) detracted from Index-relative returns during the period. Berkshire Hathaway, Warren Buffett’s Nebraska-based multinational conglomerate, posted an all-time high for its stock price in September 2023, as its core insurance businesses -- including wholly-owned subsidiary GEICO -- performed strongly, and many of its diversified holdings delivered robust earnings during the period as well.
In the communication services sector, not owning Index component Meta Platforms, Inc. (Meta) -- the social media company behind Facebook, Instagram, and Messenger -- hurt returns relative to the Index during the period. Meta’s stock price doubled as advertising revenues rebounded on improved ad targeting, while profit margins exceeded expectations due to more rational spending on longer-term initiatives.
In contrast, contributors to Fund performance versus the Index included stock selections and an overweight position in the industrials sector; an underweight position in the health care sector; and an underweight position in the real estate sector, which delivered weak returns during the period as property sales were hampered by rising mortgage rates and companies cut back on office space after the pandemic.
In the industrials sector, an overweight position in construction and mining equipment maker Caterpillar, Inc. (Caterpillar) helped performance relative to the Index during the period. Caterpillar’s stock price reached an all-time high in September 2023 in response to the company’s cost-control efforts and increasing demand for its products, due in part to government stimulus from the Infrastructure Investment and Jobs Act, and the Inflation Reduction Act.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Performance

Portfolio Manager(s) Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/19/2015	06/19/2015	10.13%	5.45%	6.47%
Class A with 4.75% Maximum Sales Charge	—	—	4.90	4.43	5.85
Class I at NAV	06/19/2015	06/19/2015	10.41	5.72	6.78
Class R6 at NAV	02/01/2022	06/19/2015	10.44	5.74	6.79

Russell 1000® Value Index	—	—	14.44%	6.22%	7.16%
Calvert US Large-Cap Value Responsible Index	—	—	10.64	5.95	7.04

% Total Annual Operating Expense Ratios[3]	Class A	Class I	Class R6
Gross	0.61%	0.36%	0.31%
Net	0.49	0.24	0.19
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	06/19/2015	$1,722,520	N.A.
Class R6, at minimum investment	$5,000,000	06/19/2015	$8,618,815	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
JPMorgan Chase & Co.	3.8%
Bank of America Corp.	1.8
Pfizer, Inc.	1.8
Walmart, Inc.	1.6
Wells Fargo & Co.	1.4
Intel Corp.	1.3
Verizon Communications, Inc.	1.3
Cisco Systems, Inc.	1.1
AT&T, Inc.	1.1
Goldman Sachs Group, Inc. (The)	1.1
Total	16.3%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Calvert US Large-Cap Value Responsible Index (the “Calvert Index”) is composed of common stocks of large value companies that operate their businesses in a manner that is consistent with the Calvert Principles for Responsible Investment. Large value companies are selected from the 1,000 largest publicly traded U.S. companies based on market capitalization and value style factors, excluding real estate investment trusts and business development companies. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund's or oldest share class's inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks
commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 986.80	$2.44 **	0.49%
Class I	$1,000.00	$ 987.60	$1.20 **	0.24%
Class R6	$1,000.00	$ 988.00	$0.95 **	0.19%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.61	$2.48 **	0.49%
Class I	$1,000.00	$1,023.87	$1.22 **	0.24%
Class R6	$1,000.00	$1,024.12	$0.96 **	0.19%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
6

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Schedule of Investments

Common Stocks — 99.6%

Security	Shares	Value
Aerospace & Defense — 0.3%
Curtiss-Wright Corp.	8,106	$ 1,585,777
Hexcel Corp.	21,680	1,412,235
Woodward, Inc.	10,151	1,261,363
		$ 4,259,375
Air Freight & Logistics — 1.6%
C.H. Robinson Worldwide, Inc.	26,278	$ 2,263,324
FedEx Corp.	39,532	10,472,817
GXO Logistics, Inc.(1)	17,473	1,024,792
United Parcel Service, Inc., Class B	83,039	12,943,289
		$ 26,704,222
Automobile Components — 0.5%
Aptiv PLC(1)	12,845	$ 1,266,388
Autoliv, Inc.	22,941	2,213,348
BorgWarner, Inc.	61,932	2,500,195
Lear Corp.	15,752	2,113,918
		$ 8,093,849
Automobiles — 1.5%
Ford Motor Co.	749,362	$ 9,307,076
General Motors Co.	269,966	8,900,779
Harley-Davidson, Inc.	38,598	1,276,050
Rivian Automotive, Inc., Class A(1)(2)	172,594	4,190,582
Thor Industries, Inc.	13,880	1,320,405
		$ 24,994,892
Banks — 12.3%
Bank of America Corp.	1,066,266	$ 29,194,363
Bank OZK	21,968	814,354
BOK Financial Corp.	5,835	466,683
Citigroup, Inc.	327,320	13,462,672
Citizens Financial Group, Inc.	102,949	2,759,033
Columbia Banking System, Inc.	43,610	885,283
Comerica, Inc.	29,230	1,214,506
Commerce Bancshares, Inc.	25,266	1,212,263
Cullen/Frost Bankers, Inc.	12,572	1,146,692
East West Bancorp, Inc.	29,719	1,566,488
F.N.B. Corp.	78,979	852,183
Fifth Third Bancorp	144,854	3,669,152
First Citizens Bancshares, Inc., Class A	2,230	3,077,623
First Financial Bankshares, Inc.	27,824	698,939
First Horizon Corp.	112,700	1,241,954
Home BancShares, Inc.	35,935	752,479
Huntington Bancshares, Inc.	305,402	3,176,181
JPMorgan Chase & Co.	421,926	61,187,708
KeyCorp	199,506	2,146,685
M&T Bank Corp.	35,313	4,465,329
Security	Shares	Value
Banks (continued)
New York Community Bancorp, Inc.	149,102	$ 1,690,817
Old National Bancorp	54,865	797,737
Pinnacle Financial Partners, Inc.	16,044	1,075,590
PNC Financial Services Group, Inc. (The)	76,871	9,437,453
Popular, Inc.	15,010	945,780
Prosperity Bancshares, Inc.	17,534	957,006
Regions Financial Corp.	200,316	3,445,435
SouthState Corp.	14,519	978,000
Synovus Financial Corp.	27,396	761,609
Truist Financial Corp.	266,614	7,627,827
U.S. Bancorp	284,433	9,403,355
United Bankshares, Inc.	28,248	779,362
Valley National Bancorp	90,441	774,175
Webster Financial Corp.	36,459	1,469,662
Wells Fargo & Co.	575,101	23,498,627
Western Alliance Bancorp	19,775	909,057
Wintrust Financial Corp.	12,546	947,223
Zions Bancorp N.A.	32,841	1,145,822
		$ 200,635,107
Beverages — 1.6%
Coca-Cola Co. (The)	275,391	$ 15,416,388
Keurig Dr Pepper, Inc.	158,456	5,002,456
PepsiCo, Inc.	32,768	5,552,210
		$ 25,971,054
Biotechnology — 2.6%
ACADIA Pharmaceuticals, Inc.(1)	34,985	$ 729,087
Alkermes PLC(1)	37,354	1,046,286
Amgen, Inc.	51,995	13,974,176
Apellis Pharmaceuticals, Inc.(1)	27,717	1,054,355
Arrowhead Pharmaceuticals, Inc.(1)	30,145	809,996
Biogen, Inc.(1)	21,448	5,512,350
Blueprint Medicines Corp.(1)	3,876	194,653
Exact Sciences Corp.(1)	20,491	1,397,896
Gilead Sciences, Inc.	158,198	11,855,358
Ionis Pharmaceuticals, Inc.(1)	36,207	1,642,349
Sarepta Therapeutics, Inc.(1)	7,422	899,695
Seagen, Inc.(1)	13,280	2,817,352
United Therapeutics Corp.(1)	4,679	1,056,846
		$ 42,990,399
Broadline Retail — 0.0%(3)
Macy's, Inc.	58,581	$ 680,125
		$ 680,125
Building Products — 1.4%
Allegion PLC	4,497	$ 468,587
Carlisle Cos., Inc.	9,473	2,455,970
Carrier Global Corp.	120,633	6,658,942

7
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Building Products (continued)
Fortune Brands Innovations, Inc.	23,674	$ 1,471,576
Masco Corp.	15,650	836,493
Owens Corning	30,140	4,111,397
Trane Technologies PLC	26,957	5,469,845
UFP Industries, Inc.	12,131	1,242,214
Zurn Elkay Water Solutions Corp., Class C	9,865	276,417
		$ 22,991,441
Capital Markets — 6.0%
Affiliated Managers Group, Inc.	7,546	$ 983,546
Ameriprise Financial, Inc.	14,212	4,685,412
Bank of New York Mellon Corp. (The)	164,881	7,032,175
BlackRock, Inc.	20,638	13,342,261
Carlyle Group, Inc. (The)	39,887	1,202,992
Charles Schwab Corp. (The)	212,237	11,651,811
CME Group, Inc.	62,838	12,581,424
Evercore, Inc., Class A	5,840	805,219
Franklin Resources, Inc.	62,181	1,528,409
Goldman Sachs Group, Inc. (The)	53,591	17,340,440
Hamilton Lane, Inc., Class A	3,666	331,553
Houlihan Lokey, Inc.	3,676	393,773
Interactive Brokers Group, Inc., Class A	14,973	1,296,063
Intercontinental Exchange, Inc.	17,467	1,921,719
Invesco, Ltd.	96,033	1,394,399
Jefferies Financial Group, Inc.	57,320	2,099,632
LPL Financial Holdings, Inc.	2,075	493,124
Nasdaq, Inc.	22,559	1,096,142
Northern Trust Corp.	43,681	3,034,956
Raymond James Financial, Inc.	39,792	3,996,311
State Street Corp.	67,272	4,504,533
Stifel Financial Corp.	21,255	1,305,907
T. Rowe Price Group, Inc.	37,813	3,965,449
Tradeweb Markets, Inc., Class A	2,500	200,500
		$ 97,187,750
Chemicals — 2.5%
Air Products & Chemicals, Inc.	18,605	$ 5,272,657
Ashland, Inc.	14,027	1,145,725
Axalta Coating Systems, Ltd.(1)	30,767	827,632
Cabot Corp.	23,504	1,628,122
Celanese Corp.	35,305	4,431,484
Eastman Chemical Co.	47,870	3,672,586
Ecolab, Inc.	26,780	4,536,532
Element Solutions, Inc.	46,592	913,669
FMC Corp.	27,503	1,841,876
Huntsman Corp.	69,676	1,700,094
International Flavors & Fragrances, Inc.	65,793	4,485,109
Mosaic Co. (The)	111,660	3,975,096
PPG Industries, Inc.	37,096	4,815,061
Security	Shares	Value
Chemicals (continued)
Sherwin-Williams Co. (The)	6,130	$ 1,563,457
		$ 40,809,100
Commercial Services & Supplies — 0.6%
Clean Harbors, Inc.(1)	4,277	$ 715,799
Republic Services, Inc.	20,250	2,885,828
Stericycle, Inc.(1)	15,226	680,754
Tetra Tech, Inc.	3,270	497,138
Waste Management, Inc.	27,114	4,133,258
		$ 8,912,777
Communications Equipment — 1.2%
Ciena Corp.(1)	745	$ 35,209
Cisco Systems, Inc.	332,949	17,899,338
Juniper Networks, Inc.	54,371	1,510,970
Viasat, Inc.(1)(2)	7,736	142,807
		$ 19,588,324
Construction & Engineering — 0.4%
AECOM	31,979	$ 2,655,536
Comfort Systems USA, Inc.	66	11,247
EMCOR Group, Inc.	10,147	2,134,827
MasTec, Inc.(1)	6,580	473,562
Valmont Industries, Inc.	2,427	582,990
WillScot Mobile Mini Holdings Corp.(1)	8,235	342,494
		$ 6,200,656
Construction Materials — 0.1%
Summit Materials, Inc., Class A(1)	49,281	$ 1,534,610
Vulcan Materials Co.	4,275	863,636
		$ 2,398,246
Consumer Finance — 1.9%
Ally Financial, Inc.	63,854	$ 1,703,625
American Express Co.	68,279	10,186,544
Capital One Financial Corp.	76,142	7,389,581
Credit Acceptance Corp.(1)	397	182,668
Discover Financial Services	52,724	4,567,480
FirstCash Holdings, Inc.	6,226	624,966
OneMain Holdings, Inc.	23,240	931,691
SLM Corp.	50,401	686,462
SoFi Technologies, Inc.(1)	143,972	1,150,336
Synchrony Financial	91,125	2,785,691
		$ 30,209,044
Consumer Staples Distribution & Retail — 4.6%
Albertsons Cos., Inc., Class A	129,130	$ 2,937,708
BJ's Wholesale Club Holdings, Inc.(1)	22,483	1,604,612
Casey's General Stores, Inc.	9,959	2,704,068
Costco Wholesale Corp.	12,632	7,136,575

8
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Consumer Staples Distribution & Retail (continued)
Dollar General Corp.	17,585	$ 1,860,493
Dollar Tree, Inc.(1)	23,356	2,486,246
Kroger Co. (The)	151,983	6,801,239
Performance Food Group Co.(1)	46,444	2,733,694
Sprouts Farmers Market, Inc.(1)	28,371	1,214,279
Sysco Corp.	105,890	6,994,034
Target Corp.	77,557	8,575,477
US Foods Holding Corp.(1)	76,073	3,020,098
Walmart, Inc.	161,969	25,903,702
		$ 73,972,225
Containers & Packaging — 1.7%
AptarGroup, Inc.	12,778	$ 1,597,761
Avery Dennison Corp.	15,059	2,750,827
Ball Corp.	24,296	1,209,455
Berry Global Group, Inc.	46,772	2,895,654
Crown Holdings, Inc.	43,404	3,840,386
Graphic Packaging Holding Co.	99,228	2,210,800
Packaging Corp. of America	29,373	4,510,224
Sealed Air Corp.	43,017	1,413,539
Silgan Holdings, Inc.	30,764	1,326,236
Sonoco Products Co.	41,213	2,239,927
WestRock Co.	101,204	3,623,103
		$ 27,617,912
Distributors — 0.4%
Genuine Parts Co.	24,580	$ 3,548,860
LKQ Corp.	53,939	2,670,520
		$ 6,219,380
Diversified Consumer Services — 0.1%
Service Corp. International	18,469	$ 1,055,319
		$ 1,055,319
Diversified Telecommunication Services — 2.4%
AT&T, Inc.	1,175,448	$ 17,655,229
Verizon Communications, Inc.	663,219	21,494,928
		$ 39,150,157
Electric Utilities — 3.0%
Alliant Energy Corp.	75,649	$ 3,665,194
Avangrid, Inc.	21,037	634,686
Constellation Energy Corp.	52,290	5,703,793
Evergy, Inc.	67,264	3,410,285
Eversource Energy	88,601	5,152,148
Exelon Corp.	198,864	7,515,071
IDACORP, Inc.	14,927	1,397,913
NextEra Energy, Inc.	228,027	13,063,667
PNM Resources, Inc.	20,211	901,613
Portland General Electric Co.	30,248	1,224,439
Security	Shares	Value
Electric Utilities (continued)
Xcel Energy, Inc.	119,809	$ 6,855,471
		$ 49,524,280
Electrical Equipment — 1.9%
Acuity Brands, Inc.	8,436	$ 1,436,735
AMETEK, Inc.	8,360	1,235,274
Atkore, Inc.(1)	250	37,297
Eaton Corp. PLC	38,169	8,140,684
Emerson Electric Co.	68,935	6,657,053
EnerSys	4,521	428,003
Hubbell, Inc.	5,748	1,801,481
nVent Electric PLC	39,401	2,087,859
Plug Power, Inc.(1)(2)	79,727	605,925
Regal Rexnord Corp.	19,352	2,765,014
Rockwell Automation, Inc.	8,900	2,544,243
Sensata Technologies Holding PLC	48,195	1,822,735
Sunrun, Inc.(1)(2)	37,757	474,228
		$ 30,036,531
Electronic Equipment, Instruments & Components — 1.2%
Arrow Electronics, Inc.(1)	11,255	$ 1,409,576
Avnet, Inc.	16,955	817,061
Belden, Inc.	13,026	1,257,660
CDW Corp.	10,425	2,103,348
Coherent Corp.(1)	18,710	610,694
Corning, Inc.	93,521	2,849,585
Insight Enterprises, Inc.(1)	5,443	791,957
Jabil, Inc.	26,127	3,315,255
Littelfuse, Inc.	1,925	476,091
National Instruments Corp.	877	52,287
TD SYNNEX Corp.	7,960	794,886
Teledyne Technologies, Inc.(1)	6,287	2,568,743
Trimble, Inc.(1)	32,300	1,739,678
Vishay Intertechnology, Inc.	27,213	672,705
		$ 19,459,526
Energy Equipment & Services — 0.5%
Baker Hughes Co.	211,793	$ 7,480,529
		$ 7,480,529
Entertainment — 1.5%
AMC Entertainment Holdings, Inc., Class A(1)	35,698	$ 285,227
Atlanta Braves Holdings, Inc., Class C(1)	8,407	300,382
Liberty Media Corp.-Liberty Formula One, Class A(1)	37,462	2,118,102
Liberty Media Corp.-Liberty Live, Class A(1)	10,256	327,372
Live Nation Entertainment, Inc.(1)	4,285	355,826
Madison Square Garden Sports Corp.	2,721	479,712
Take-Two Interactive Software, Inc.(1)	15,314	2,149,932
Walt Disney Co. (The)(1)	162,830	13,197,372
Warner Bros. Discovery, Inc.(1)	519,729	5,644,257

9
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Entertainment (continued)
Warner Music Group Corp., Class A	9,351	$ 293,621
		$ 25,151,803
Financial Services — 1.0%
Equitable Holdings, Inc.	75,873	$ 2,154,034
Essent Group, Ltd.	21,959	1,038,441
Euronet Worldwide, Inc.(1)	4,639	368,244
Fidelity National Information Services, Inc.	127,440	7,043,609
Fiserv, Inc.(1)	8,770	990,659
MGIC Investment Corp.	54,232	905,132
Radian Group, Inc.	33,126	831,794
Voya Financial, Inc.	22,244	1,478,114
Western Union Co. (The)	81,098	1,068,872
		$ 15,878,899
Food Products — 3.0%
Bunge, Ltd.	43,072	$ 4,662,544
Campbell Soup Co.	47,679	1,958,653
Conagra Brands, Inc.	147,707	4,050,126
Darling Ingredients, Inc.(1)	5,366	280,105
Flowers Foods, Inc.	51,974	1,152,783
General Mills, Inc.	93,356	5,973,851
Hormel Foods Corp.	70,413	2,677,806
Ingredion, Inc.	19,544	1,923,130
JM Smucker Co. (The)	29,655	3,644,896
Kellogg Co.	48,829	2,905,814
Kraft Heinz Co. (The)	189,349	6,369,700
Lamb Weston Holdings, Inc.	6,940	641,673
Lancaster Colony Corp.	924	152,488
McCormick & Co., Inc.	36,039	2,725,990
Mondelez International, Inc., Class A	149,903	10,403,268
		$ 49,522,827
Gas Utilities — 0.3%
National Fuel Gas Co.	26,410	$ 1,370,943
New Jersey Resources Corp.	29,062	1,180,789
ONE Gas, Inc.	16,146	1,102,449
Southwest Gas Holdings, Inc.	16,188	977,917
UGI Corp.	15,109	347,507
		$ 4,979,605
Ground Transportation — 2.0%
Avis Budget Group, Inc.(1)	6,818	$ 1,225,126
J.B. Hunt Transport Services, Inc.	4,965	936,002
Knight-Swift Transportation Holdings, Inc.	40,747	2,043,462
Ryder System, Inc.	10,999	1,176,343
Uber Technologies, Inc.(1)	327,843	15,077,500
Union Pacific Corp.	49,030	9,983,979
XPO, Inc.(1)	30,918	2,308,338
		$ 32,750,750
Security	Shares	Value
Health Care Equipment & Supplies — 1.8%
Abbott Laboratories	60,379	$ 5,847,706
Baxter International, Inc.	7,121	268,747
Becton Dickinson and Co.	11,927	3,083,487
CONMED Corp.	3,143	316,972
DENTSPLY SIRONA, Inc.	25,846	882,899
Envista Holdings Corp.(1)	43,226	1,205,141
Globus Medical, Inc., Class A(1)	2,885	143,240
ICU Medical, Inc.(1)	1,026	122,104
iRhythm Technologies, Inc.(1)	8,736	823,455
Medtronic PLC	170,674	13,374,015
Neogen Corp.(1)	32,562	603,700
Novocure, Ltd.(1)	8,128	131,267
Stryker Corp.	4,767	1,302,678
Teleflex, Inc.	3,691	724,949
		$ 28,830,360
Health Care Providers & Services — 3.8%
agilon health, Inc.(1)(2)	90,556	$ 1,608,275
AMN Healthcare Services, Inc.(1)	835	71,125
Centene Corp.(1)	116,714	8,039,260
CVS Health Corp.	218,967	15,288,276
DaVita, Inc.(1)	9,426	891,040
Elevance Health, Inc.	32,143	13,995,705
Encompass Health Corp.	21,747	1,460,529
Ensign Group, Inc. (The)	4,858	451,454
HealthEquity, Inc.(1)	5,102	372,701
Henry Schein, Inc.(1)	21,639	1,606,696
Humana, Inc.	17,349	8,440,636
Laboratory Corp. of America Holdings	13,768	2,768,056
Molina Healthcare, Inc.(1)	8,013	2,627,383
Option Care Health, Inc.(1)	20,784	672,362
Quest Diagnostics, Inc.	19,183	2,337,640
R1 RCM, Inc.(1)	31,568	475,730
Select Medical Holdings Corp.	30,664	774,879
		$ 61,881,747
Hotels, Restaurants & Leisure — 1.1%
Aramark	54,098	$ 1,877,201
Darden Restaurants, Inc.	24,692	3,536,388
Hilton Grand Vacations, Inc.(1)	17,116	696,621
Hilton Worldwide Holdings, Inc.	175	26,282
Hyatt Hotels Corp., Class A	11,275	1,196,052
Marriott International, Inc., Class A	14,915	2,931,692
Marriott Vacations Worldwide Corp.	7,031	707,530
Starbucks Corp.	37,205	3,395,700
Texas Roadhouse, Inc.	3,423	328,950
Vail Resorts, Inc.	6,952	1,542,579
Wendy's Co. (The)	25,843	527,456
Wyndham Hotels & Resorts, Inc.	13,409	932,462
		$ 17,698,913

10
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Household Durables — 1.5%
D.R. Horton, Inc.	50,865	$ 5,466,461
KB Home	23,599	1,092,162
Leggett & Platt, Inc.	24,259	616,421
Lennar Corp., Class A	57,826	6,489,812
Meritage Homes Corp.	10,636	1,301,740
Mohawk Industries, Inc.(1)	9,944	853,295
Newell Brands, Inc.	77,962	703,997
PulteGroup, Inc.	61,535	4,556,667
Taylor Morrison Home Corp.(1)	31,503	1,342,343
TopBuild Corp.(1)	2,341	588,995
Whirlpool Corp.	9,694	1,296,088
		$ 24,307,981
Household Products — 1.1%
Colgate-Palmolive Co.	4,339	$ 308,546
Kimberly-Clark Corp.	39,230	4,740,946
Procter & Gamble Co. (The)	85,164	12,422,021
		$ 17,471,513
Independent Power and Renewable Electricity Producers — 0.2%
AES Corp. (The)	77,115	$ 1,172,148
Brookfield Renewable Corp., Class A	40,490	969,331
Clearway Energy, Inc., Class C	33,727	713,663
Ormat Technologies, Inc.	5,695	398,194
		$ 3,253,336
Insurance — 5.0%
Aflac, Inc.	109,297	$ 8,388,544
Allstate Corp. (The)	25,646	2,857,221
American Financial Group, Inc.	16,529	1,845,793
American International Group, Inc.	143,237	8,680,162
Arch Capital Group, Ltd.(1)	45,900	3,658,689
Assurant, Inc.	11,223	1,611,398
Axis Capital Holdings, Ltd.	14,658	826,271
Brown & Brown, Inc.	14,497	1,012,470
Enstar Group, Ltd.(1)	2,890	699,380
Erie Indemnity Co., Class A	1,310	384,865
Everest Group, Ltd.	5,114	1,900,720
Fidelity National Financial, Inc.	55,130	2,276,869
First American Financial Corp.	28,644	1,618,100
Globe Life, Inc.	17,834	1,939,091
Hanover Insurance Group, Inc. (The)	6,607	733,245
Hartford Financial Services Group, Inc. (The)	66,113	4,688,073
Lincoln National Corp.	31,969	789,315
Marsh & McLennan Cos., Inc.	12,505	2,379,701
MetLife, Inc.	129,633	8,155,212
Old Republic International Corp.	58,045	1,563,732
Primerica, Inc.	4,247	823,960
Principal Financial Group, Inc.	51,679	3,724,506
Prudential Financial, Inc.	3,181	301,845
Security	Shares	Value
Insurance (continued)
Reinsurance Group of America, Inc.	14,168	$ 2,057,052
RenaissanceRe Holdings, Ltd.	6,790	1,343,877
RLI Corp.	1,813	246,369
Selective Insurance Group, Inc.	8,231	849,192
Travelers Cos., Inc. (The)	47,783	7,803,442
Unum Group	41,850	2,058,602
W.R. Berkley Corp.	33,787	2,145,137
Willis Towers Watson PLC	15,342	3,205,864
		$ 80,568,697
Interactive Media & Services — 0.1%
IAC, Inc.(1)	16,358	$ 824,280
Snap, Inc., Class A(1)	34,852	310,531
		$ 1,134,811
IT Services — 0.5%
Amdocs, Ltd.	10,822	$ 914,351
Cognizant Technology Solutions Corp., Class A	84,354	5,714,140
DXC Technology Co.(1)	44,839	933,996
MongoDB, Inc.(1)	1,182	408,807
		$ 7,971,294
Leisure Products — 0.0%(3)
Brunswick Corp.	4,310	$ 340,490
Mattel, Inc.(1)	18,399	405,330
		$ 745,820
Life Sciences Tools & Services — 1.0%
10X Genomics, Inc., Class A(1)	25,004	$ 1,031,415
Avantor, Inc.(1)	98,080	2,067,526
Bio-Rad Laboratories, Inc., Class A(1)	6,199	2,222,032
Charles River Laboratories International, Inc.(1)	3,883	760,990
Danaher Corp.	6,570	1,630,017
Fortrea Holdings, Inc.(1)	13,768	393,627
Illumina, Inc.(1)	32,995	4,529,554
Revvity, Inc.	31,224	3,456,497
		$ 16,091,658
Machinery — 5.9%
AGCO Corp.	23,737	$ 2,807,612
Allison Transmission Holdings, Inc.	34,576	2,042,059
Caterpillar, Inc.	53,507	14,607,411
Chart Industries, Inc.(1)(2)	7,332	1,239,988
CNH Industrial NV	320,506	3,878,123
Cummins, Inc.	30,591	6,988,820
Deere & Co.	23,869	9,007,683
Donaldson Co., Inc.	13,092	780,807
Dover Corp.	23,748	3,313,083
Esab Corp.	13,308	934,488
Flowserve Corp.	55,337	2,200,752

11
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Machinery (continued)
Fortive Corp.	57,002	$ 4,227,268
Franklin Electric Co., Inc.	717	63,978
IDEX Corp.	2,828	588,281
Illinois Tool Works, Inc.	11,152	2,568,417
Ingersoll Rand, Inc.	4,844	308,660
ITT, Inc.	24,999	2,447,652
Middleby Corp. (The)(1)	12,033	1,540,224
Mueller Industries, Inc.	15,500	1,164,980
Nordson Corp.	1,749	390,324
Oshkosh Corp.	25,685	2,451,119
Otis Worldwide Corp.	22,948	1,842,954
PACCAR, Inc.	98,778	8,398,106
Parker-Hannifin Corp.	9,734	3,791,588
Pentair PLC	26,264	1,700,594
Snap-on, Inc.	13,850	3,532,581
Stanley Black & Decker, Inc.	48,033	4,014,598
Timken Co. (The)	26,233	1,927,863
Toro Co. (The)	1,680	139,608
Watts Water Technologies, Inc., Class A	2,617	452,270
Westinghouse Air Brake Technologies Corp.	41,392	4,398,728
Xylem, Inc.	20,077	1,827,609
		$ 95,578,228
Media — 2.2%
Cable One, Inc.	151	$ 92,962
Charter Communications, Inc., Class A(1)	15,159	6,667,231
Comcast Corp., Class A	344,799	15,288,388
Interpublic Group of Cos., Inc. (The)	109,317	3,133,025
New York Times Co. (The), Class A	16,394	675,433
Nexstar Media Group, Inc., Class A	9,791	1,403,736
Omnicom Group, Inc.	57,182	4,258,915
Paramount Global, Class B	169,332	2,184,383
Sirius XM Holdings, Inc.(2)	118,955	537,676
TEGNA, Inc.	63,407	923,840
		$ 35,165,589
Metals & Mining — 1.2%
ATI, Inc.(1)	28,753	$ 1,183,186
Commercial Metals Co.	49,917	2,466,399
Nucor Corp.	41,089	6,424,265
Reliance Steel & Aluminum Co.	16,287	4,270,940
Steel Dynamics, Inc.	41,227	4,420,359
		$ 18,765,149
Multi-Utilities — 3.2%
Ameren Corp.	67,961	$ 5,085,522
Black Hills Corp.	19,533	988,175
CMS Energy Corp.	74,266	3,944,267
Consolidated Edison, Inc.	76,908	6,577,941
Dominion Energy, Inc.	151,652	6,774,295
DTE Energy Co.	53,401	5,301,651
Security	Shares	Value
Multi-Utilities (continued)
NiSource, Inc.	120,240	$ 2,967,523
Public Service Enterprise Group, Inc.	110,582	6,293,222
Sempra	122,380	8,325,511
WEC Energy Group, Inc.	70,615	5,688,038
		$ 51,946,145
Oil, Gas & Consumable Fuels — 0.6%
Occidental Petroleum Corp.	138,279	$ 8,971,542
		$ 8,971,542
Passenger Airlines — 0.7%
American Airlines Group, Inc.(1)	172,251	$ 2,206,535
Delta Air Lines, Inc.	148,983	5,512,371
Southwest Airlines Co.	115,076	3,115,108
		$ 10,834,014
Personal Care Products — 0.0%(3)
BellRing Brands, Inc.(1)	3,705	$ 152,757
Coty, Inc., Class A(1)	22,393	245,651
		$ 398,408
Pharmaceuticals — 3.2%
Bristol-Myers Squibb Co.	111,062	$ 6,446,039
Catalent, Inc.(1)	48,949	2,228,648
Elanco Animal Health, Inc.(1)	143,535	1,613,333
Jazz Pharmaceuticals PLC(1)	2,928	379,000
Merck & Co., Inc.	99,332	10,226,229
Organon & Co.	74,748	1,297,625
Perrigo Co. PLC	39,171	1,251,514
Pfizer, Inc.	864,926	28,689,596
		$ 52,131,984
Professional Services — 1.1%
Alight, Inc., Class A(1)	62,528	$ 443,323
Automatic Data Processing, Inc.	28,521	6,861,582
Broadridge Financial Solutions, Inc.	3,048	545,744
Ceridian HCM Holding, Inc.(1)	24	1,628
Concentrix Corp.	9,344	748,548
Dun & Bradstreet Holdings, Inc.	52,841	527,882
FTI Consulting, Inc.(1)	604	107,760
Genpact, Ltd.	17,802	644,432
Insperity, Inc.	6,085	593,896
ManpowerGroup, Inc.	13,133	962,912
Maximus, Inc.	8,660	646,729
Paychex, Inc.	20,063	2,313,866
Robert Half, Inc.	21,042	1,541,958
Science Applications International Corp.	10,839	1,143,948
SS&C Technologies Holdings, Inc.	19,301	1,014,074
TriNet Group, Inc.(1)	2,985	347,693
		$ 18,445,975

12
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Real Estate Management & Development — 0.5%
CBRE Group, Inc., Class A(1)	54,227	$ 4,005,206
Howard Hughes Holdings, Inc.(1)	10,868	805,645
Jones Lang LaSalle, Inc.(1)	14,007	1,977,509
Zillow Group, Inc., Class C(1)	40,264	1,858,586
		$ 8,646,946
Semiconductors & Semiconductor Equipment — 1.8%
Amkor Technology, Inc.	17,032	$ 384,923
Analog Devices, Inc.	25,616	4,485,106
Diodes, Inc.(1)	302	23,810
Intel Corp.	610,368	21,698,582
Micron Technology, Inc.	8,480	576,894
MKS Instruments, Inc.	10,752	930,478
Skyworks Solutions, Inc.	5,908	582,470
Wolfspeed, Inc.(1)(2)	23,394	891,311
		$ 29,573,574
Software — 1.2%
Altair Engineering, Inc., Class A(1)	3,434	$ 214,831
AppFolio, Inc., Class A(1)	910	166,193
Aspen Technology, Inc.(1)	6,156	1,257,425
Atlassian Corp., Class A(1)	21,890	4,411,054
Dolby Laboratories, Inc., Class A	5,954	471,914
Elastic NV(1)	4,186	340,071
Gen Digital, Inc.	126,385	2,234,487
Guidewire Software, Inc.(1)	8,966	806,940
New Relic, Inc.(1)	10,742	919,730
Nutanix, Inc., Class A(1)	51,047	1,780,519
Roper Technologies, Inc.	6,841	3,312,959
SentinelOne, Inc., Class A(1)	40,909	689,726
Smartsheet, Inc., Class A(1)	9,666	391,086
Splunk, Inc.(1)	13,195	1,929,769
Tenable Holdings, Inc.(1)	2,000	89,600
Workday, Inc., Class A(1)	3,024	649,706
Workiva, Inc.(1)	3,435	348,103
		$ 20,014,113
Specialty Retail — 1.2%
Academy Sports & Outdoors, Inc.	15,389	$ 727,438
Advance Auto Parts, Inc.	11,965	669,203
Asbury Automotive Group, Inc.(1)	4,357	1,002,415
AutoNation, Inc.(1)	6,366	963,813
Bath & Body Works, Inc.	38,775	1,310,595
Best Buy Co., Inc.	40,135	2,788,179
CarMax, Inc.(1)	32,188	2,276,657
Chewy, Inc., Class A(1)	593	10,828
Dick's Sporting Goods, Inc.	2,673	290,234
GameStop Corp., Class A(1)	48,596	799,890
Home Depot, Inc. (The)	1,683	508,535
Lithia Motors, Inc., Class A	5,099	1,505,888
Security	Shares	Value
Specialty Retail (continued)
Lowe's Cos., Inc.	1,606	$ 333,791
Penske Automotive Group, Inc.	3,518	587,717
RH (1)(2)	1,087	287,359
Ross Stores, Inc.	12,835	1,449,713
TJX Cos., Inc. (The)	28,174	2,504,105
Wayfair, Inc., Class A(1)(2)	15,607	945,316
Williams-Sonoma, Inc.(2)	7,714	1,198,756
		$ 20,160,432
Technology Hardware, Storage & Peripherals — 1.2%
Dell Technologies, Inc., Class C	53,897	$ 3,713,503
Hewlett Packard Enterprise Co.	281,246	4,885,243
HP, Inc.	187,481	4,818,262
NetApp, Inc.	46,400	3,520,832
Western Digital Corp.(1)	43,648	1,991,658
		$ 18,929,498
Textiles, Apparel & Luxury Goods — 0.3%
Capri Holdings, Ltd.(1)	23,625	$ 1,242,911
Columbia Sportswear Co.	5,937	439,932
PVH Corp.	9,407	719,730
Ralph Lauren Corp.	8,206	952,634
Skechers USA, Inc., Class A(1)	16,503	807,822
Tapestry, Inc.	43,072	1,238,320
		$ 5,401,349
Trading Companies & Distributors — 0.7%
Air Lease Corp.	43,886	$ 1,729,547
Applied Industrial Technologies, Inc.	4,205	650,135
Beacon Roofing Supply, Inc.(1)	9,823	758,041
Core & Main, Inc., Class A(1)	19,620	566,037
GATX Corp.	12,277	1,336,106
MSC Industrial Direct Co., Inc., Class A	8,993	882,663
United Rentals, Inc.	10,655	4,736,893
WESCO International, Inc.	8,575	1,233,257
		$ 11,892,679
Water Utilities — 0.4%
American Water Works Co., Inc.	36,196	$ 4,482,151
Essential Utilities, Inc.	38,194	1,311,200
		$ 5,793,351
Wireless Telecommunication Services — 0.0%(3)
T-Mobile US, Inc.(1)	4,887	$ 684,424
		$ 684,424
Total Common Stocks (identified cost $1,515,285,502)		$1,618,715,634

13
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Short-Term Investments — 0.3%
Affiliated Fund — 0.2%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(4)	3,306,483	$ 3,306,483
Total Affiliated Fund (identified cost $3,306,483)		$ 3,306,483
Securities Lending Collateral — 0.1%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(5)	1,675,456	$ 1,675,456
Total Securities Lending Collateral (identified cost $1,675,456)		$ 1,675,456
Total Short-Term Investments (identified cost $4,981,939)		$ 4,981,939
Total Investments — 99.9% (identified cost $1,520,267,441)		$1,623,697,573
Other Assets, Less Liabilities — 0.1%		$ 1,981,924
Net Assets — 100.0%		$1,625,679,497

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2023. The aggregate market value of securities on loan at September 30, 2023 was $7,441,913.
(3)	Amount is less than 0.05%.
(4)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.
(5)	Represents investment of cash collateral received in connection with securities lending.
14
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $1,516,960,958) - including $7,441,913 of securities on loan	$ 1,620,391,090
Investments in securities of affiliated issuers, at value (identified cost $3,306,483)	3,306,483
Cash	980,513
Cash denominated in foreign currency, at value (cost $1,001)	1,069
Receivable for capital shares sold	3,188,951
Dividends receivable	2,020,129
Dividends receivable - affiliated	5,700
Securities lending income receivable	3,783
Receivable from affiliates	175,321
Directors' deferred compensation plan	197,217
Total assets	$1,630,270,256
Liabilities
Payable for capital shares redeemed	$ 1,952,118
Deposits for securities loaned	1,675,456
Payable to affiliates:
Investment advisory fee	164,563
Administrative fee	164,709
Distribution and service fees	19,254
Sub-transfer agency fee	4,798
Directors' deferred compensation plan	197,217
Accrued expenses	412,644
Total liabilities	$ 4,590,759
Net Assets	$1,625,679,497
Sources of Net Assets
Paid-in capital	$ 1,552,834,132
Distributable earnings	72,845,365
Net Assets	$1,625,679,497
Class A Shares
Net Assets	$ 91,071,220
Shares Outstanding	3,387,446
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 26.88
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 28.22
Class I Shares
Net Assets	$ 1,412,586,975
Shares Outstanding	52,128,388
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 27.10
15
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Statement of Assets and Liabilities — continued

September 30, 2023
Class R6 Shares
Net Assets	$ 122,021,302
Shares Outstanding	4,507,796
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 27.07

On sales of $50,000 or more, the offering price of Class A shares is reduced.
16
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Statement of Operations

Year Ended
September 30, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $8,726)	$ 44,342,316
Dividend income - affiliated issuers	76,658
Securities lending income, net	407,464
Total investment income	$ 44,826,438
Expenses
Investment advisory fee	$ 2,071,448
Administrative fee	2,071,448
Distribution and service fees:
Class A	253,022
Directors' fees and expenses	115,368
Custodian fees	31,457
Transfer agency fees and expenses	1,386,818
Accounting fees	355,066
Professional fees	99,271
Registration fees	118,348
Reports to shareholders	87,106
Miscellaneous	116,104
Total expenses	$ 6,705,456
Waiver and/or reimbursement of expenses by affiliates	$ (2,329,903)
Net expenses	$ 4,375,553
Net investment income	$ 40,450,885
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 14,260,484
Foreign currency transactions	25
Net realized gain	$ 14,260,509
Change in unrealized appreciation (depreciation):
Investment securities	$ 114,814,434
Foreign currency	60
Net change in unrealized appreciation (depreciation)	$114,814,494
Net realized and unrealized gain	$129,075,003
Net increase in net assets from operations	$169,525,888
17
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 40,450,885	$ 34,873,055
Net realized gain (loss)	14,260,509	(52,596,082)
Net change in unrealized appreciation (depreciation)	114,814,494	(282,772,556)
Net increase (decrease) in net assets from operations	$ 169,525,888	$ (300,495,583)
Distributions to shareholders:
Class A	$ (1,933,069)	$ (3,757,516)
Class I	(29,784,811)	(70,362,679)
Class R6	(3,115,913)	— (1)
Total distributions to shareholders	$ (34,833,793)	$ (74,120,195)
Capital share transactions:
Class A	$ (6,786,933)	$ 24,073,755
Class I	(204,862,567)	315,558,015
Class R6	91,776,104	34,715,643 (1)
Net increase (decrease) in net assets from capital share transactions	$ (119,873,396)	$ 374,347,413
Net increase (decrease) in net assets	$ 14,818,699	$ (268,365)
Net Assets
At beginning of year	$ 1,610,860,798	$ 1,611,129,163
At end of year	$1,625,679,497	$1,610,860,798

(1)	For the period from the commencement of operations, February 1, 2022, to September 30, 2022.
18
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Financial Highlights

	Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 24.86	$ 30.72	$ 23.00	$ 23.38	$ 23.60
Income (Loss) From Operations
Net investment income(1)	$ 0.58	$ 0.51	$ 0.46	$ 0.46	$ 0.43
Net realized and unrealized gain (loss)	1.94	(5.11)	7.69	(0.35)	0.25
Total income (loss) from operations	$ 2.52	$ (4.60)	$ 8.15	$ 0.11	$ 0.68
Less Distributions
From net investment income	$ (0.50)	$ (0.38)	$ (0.33)	$ (0.34)	$ (0.34)
From net realized gain	—	(0.88)	(0.10)	(0.15)	(0.56)
Total distributions	$ (0.50)	$ (1.26)	$ (0.43)	$ (0.49)	$ (0.90)
Net asset value — End of year	$ 26.88	$ 24.86	$ 30.72	$ 23.00	$ 23.38
Total Return(2)	10.13%	(15.75)%	35.76%	0.35%	3.18%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$91,071	$90,131	$87,085	$47,993	$52,888
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.63%	0.61%	0.61%	0.63%	0.68%
Net expenses	0.49% (4)	0.49% (4)	0.49%	0.49%	0.51%
Net investment income	2.10%	1.73%	1.59%	2.07%	1.95%
Portfolio Turnover	31%	34%	34%	32%	39%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
19
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 25.04	$ 30.92	$ 23.16	$ 23.53	$ 23.74
Income (Loss) From Operations
Net investment income(1)	$ 0.66	$ 0.59	$ 0.54	$ 0.52	$ 0.50
Net realized and unrealized gain (loss)	1.96	(5.14)	7.72	(0.35)	0.25
Total income (loss) from operations	$ 2.62	$ (4.55)	$ 8.26	$ 0.17	$ 0.75
Less Distributions
From net investment income	$ (0.56)	$ (0.45)	$ (0.40)	$ (0.39)	$ (0.40)
From net realized gain	—	(0.88)	(0.10)	(0.15)	(0.56)
Total distributions	$ (0.56)	$ (1.33)	$ (0.50)	$ (0.54)	$ (0.96)
Net asset value — End of year	$ 27.10	$ 25.04	$ 30.92	$ 23.16	$ 23.53
Total Return(2)	10.41%	(15.52)%	36.03%	0.63%	3.46%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,412,587	$1,492,096	$1,524,045	$668,670	$368,993
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.38%	0.36%	0.36%	0.38%	0.43%
Net expenses	0.24% (4)	0.24% (4)	0.24%	0.24%	0.23%
Net investment income	2.36%	1.98%	1.83%	2.31%	2.22%
Portfolio Turnover	31%	34%	34%	32%	39%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
20
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Financial Highlights — continued

	Class R6
	Year Ended September 30, 2023	Period Ended September 30, 2022(1)

Net asset value — Beginning of period	$ 25.05	$ 31.03
Income (Loss) From Operations
Net investment income(2)	$ 0.66	$ 0.41
Net realized and unrealized gain (loss)	1.97	(6.39)
Total income (loss) from operations	$ 2.63	$ (5.98)
Less Distributions
From net investment income	$ (0.61)	$ —
Total distributions	$ (0.61)	$ —
Net asset value — End of period	$ 27.07	$ 25.05
Total Return(3)	10.44%	(19.27)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$122,021	$28,633
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.33%	0.31% (6)
Net expenses	0.19% (7)	0.19% (6)(7)
Net investment income	2.37%	2.21% (6)
Portfolio Turnover	31%	34% (8)

(1)	For the period from the commencement of operations, February 1, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2023 and the period ended September 30, 2022).
(8)	For the year ended September 30, 2022.
21
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert US Large-Cap Value Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert US Large-Cap Value Responsible Index, which measures the investment return of large-capitalization stocks.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
22

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 1,618,715,634(1)	$ —	$ —	$ 1,618,715,634
Short-Term Investments:
Affiliated Fund	3,306,483	—	—	3,306,483
Securities Lending Collateral	1,675,456	—	—	1,675,456
Total Investments	$1,623,697,573	$ —	$ —	$1,623,697,573

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2023, the investment advisory fee amounted to $2,071,448.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, the investment advisory fee paid was reduced by $2,805 relating to the Fund’s investment in the Liquidity Fund.
23

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.49%, 0.24% and 0.19% for Class A, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2024. For the year ended September 30, 2023, CRM waived or reimbursed expenses of $2,327,098.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2023, CRM was paid administrative fees of $2,071,448.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2023 amounted to $253,022 for Class A shares.
The Fund was informed that EVD received $20,742 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2023. The Fund was also informed that EVD received less than $100 of contingent deferred sales charges paid by Class A shareholders for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $19,903 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 ($30,000 prior to January 1, 2023) annual fee, Committee chairs receive an additional $15,000 ($6,000 prior to January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $536,296,440 and $650,066,201, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2023 and September 30, 2022 was as follows:
	Year Ended September 30,
	2023	2022
Ordinary income	$34,833,793	$54,476,500
Long-term capital gains	$ —	$19,643,695
During the year ended September 30, 2023, distributable earnings was decreased by $4,196,321 and paid-in capital was increased by $4,196,321 primarily due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
24

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

Undistributed ordinary income	$ 25,815,041
Deferred capital losses	(24,065,313)
Net unrealized appreciation	71,095,637
Distributable earnings	$ 72,845,365
At September 30, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $24,065,313 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2023, $24,065,313 are short-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$1,552,602,004
Gross unrealized appreciation	$ 202,060,218
Gross unrealized depreciation	(130,964,649)
Net unrealized appreciation	$ 71,095,569
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2023, the total value of securities on loan was $7,441,913 and the total value of collateral received was $7,664,742, comprised of cash of $1,675,456 and U.S. government and/or agencies securities of $5,989,286.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$1,675,456	$ —	$ —	$ —	$1,675,456
The carrying amount of the liability for deposits for securities loaned at September 30, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2023.
25

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2023. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2023. Effective October 24, 2023, the Fund renewed its line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
7  Affiliated Investments
At September 30, 2023, the value of the Fund’s investment in funds that may be deemed to be affiliated was $3,306,483, which represents 0.2% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$2,436,597	$117,182,592	$(116,312,706)	$ —	$ —	$3,306,483	$76,658	3,306,483
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares were as follows:
	Year Ended September 30, 2023		Year Ended September 30, 2022(1)
	Shares	Amount	Shares	Amount
Class A
Shares sold	960,015	$ 26,434,198	1,352,711	$ 40,245,039
Reinvestment of distributions	60,938	1,673,370	108,692	3,332,502
Shares redeemed	(1,259,504)	(34,894,501)	(670,635)	(19,503,786)
Net increase (decrease)	(238,551)	$ (6,786,933)	790,768	$ 24,073,755
Class I
Shares sold	13,761,297	$ 383,701,067	25,266,829	$ 752,758,394
Reinvestment of distributions	819,411	22,632,121	1,789,057	55,156,619
Shares redeemed	(22,040,180)	(611,195,755)	(16,750,251)	(492,356,998)
Net increase (decrease)	(7,459,472)	$(204,862,567)	10,305,635	$ 315,558,015
26

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

	Year Ended September 30, 2023		Year Ended September 30, 2022(1)
	Shares	Amount	Shares	Amount
Class R6
Shares sold	4,668,666	$ 128,134,046	1,235,427	$ 37,282,272
Reinvestment of distributions	112,977	3,115,913	—	—
Shares redeemed	(1,416,954)	(39,473,855)	(92,320)	(2,566,629)
Net increase	3,364,689	$ 91,776,104	1,143,107	$ 34,715,643

(1)	For Class R6, for the period from the commencement of operations, February 1, 2022, to September 30, 2022.
27

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert US Large-Cap Value Responsible Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert US Large-Cap Value Responsible Index Fund (the “Fund”) (one of the funds constituting Calvert Responsible Index Series, Inc.), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020 and 2019 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
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Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.
Qualified Dividend Income. For the fiscal year ended September 30, 2023, the Fund designates approximately $43,764,019, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2023 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
29

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
 Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
30

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Board of Directors' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert US Large-Cap Value Responsible Index Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and the index it is designed to track. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2022. This performance data indicated that the Fund had underperformed the median of its peer universe and the index it is designed to track for the one-, three- and five-year periods ended December 31, 2022. The Board took into account management’s discussion of the Fund’s recent performance. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and the index it is designed to track.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense universe. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each below the
31

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Board of Directors' Contract Approval — continued

respective median of the Fund’s expense universe. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
32

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 13, 2023, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
33

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Management and Organization

Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Theodore H. Eliopoulos(1) 1964	Director and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Directors
Richard L. Baird, Jr.(2) 1948	Director	Since 2000	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(3) 1958	Director	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
John G. Guffey, Jr.(2) 1948	Director	Since 2000	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2000	Attorney. Other Directorships. Palm Management Corporation.
34

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Eddie Ramos(3) 1967	Director	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management).
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Eliopoulos is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Effective December 31, 2023, Richard L. Baird, Jr. and John G. Guffey, Jr. will retire from the Board of Directors.
(3) Ms. Fang and Mr. Ramos began serving as Directors effective October 30, 2023.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
35

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

36

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
37

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
38

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24191     9.30.23

Calvert
International Responsible Index Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2023
Calvert
International Responsible Index Fund

Calvert
International Responsible Index Fund
September 30, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For global equity investors, the 12-month period ended September 30, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
During the opening two months of the period, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December 2022, equities lost ground as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for further rate hikes that would weigh on stock prices.
In January 2023, however, global equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became the standout sector of the first half of 2023.
Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. and global economies were doing surprisingly well. European equities received an additional boost as feared continent-wide energy shortages failed to materialize during the winter.
But in the final two months of the period, the bond market halted the stock market’s momentum. As it became clear the Fed would keep rates higher for longer than investors had anticipated just a few months earlier, longer term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. Stock prices ended on a down note as the period came to a close.
For the period as a whole, however, global equity performance was strong. The MSCI ACWI Index®, a broad measure of global equities, returned 20.80%; the MSCI EAFE Index® of developed-market international equities returned 25.65%; and the S&P 500®, a broad measure of U.S. stocks, returned 21.62%.
Meanwhile, in the world’s second-largest economy, performance was not as strong. The MSCI Golden Dragon Index®, a measure of Chinese large-cap and mid-cap stocks, was one of the weakest performing major global indexes, returning 8.80% during the period. The Chinese equity market was dogged by an ailing real estate sector -- the major investment area for millions of Chinese citizens -- and a failure of many Chinese industries to bounce back after onerous COVID restrictions were lifted.
Fund Performance
For the 12-month period ended September 30, 2023, Calvert International Responsible Index Fund (the Fund) returned 24.06% for Class A shares at net asset value (NAV). The Fund outperformed its primary benchmark, the MSCI World ex-USA Index (the Index), which returned 24.00%; and underperformed its secondary benchmark, the Calvert International Responsible Index (the Calvert Index), which returned 24.22% during the period.
The Fund’s underperformance versus the Calvert Index was due to Fund expenses and fees, which the Calvert Index does not incur.
All of the 11 market sectors held by the Fund delivered positive performance, with nearly all sectors posting double-digit returns during the period. The strongest-performing sectors were information technology (IT), consumer discretionary, and financials. The weakest-performing sectors were consumer staples, communication services, and real estate -- with real estate being the only sector to post single-digit returns, as property sales were hampered by rising mortgage rates and post-COVID office space cutbacks.
The Fund’s outperformance versus the Index was due in part to an overweight position in the IT sector. Fueled by excitement about new artificial intelligence (AI) programs and applications, IT was the strongest-performing sector within the Index and the Fund during the period.
In the IT sector, the Fund’s out-of-Index position in Samsung Electronics Co. Ltd. (Samsung) was the largest individual stock contributor to Index-relative returns. Samsung, one of the world’s biggest producers of semiconductors, saw its stock price rise dramatically as memory chip prices rebounded during the period and demand for powerful computing chips rose with the boom in AI.
Stock selections in the materials sector helped performance versus the Index as well. Significant contributors to relative returns included the Fund’s out-of-Index positions in South Korean steel maker POSCO Holdings, Inc. -- whose battery materials business benefited from strong demand for lithium -- and U.K.-headquartered Linde Plc. -- one of the world’s largest suppliers of industrial gases.
Stock selections and an underweight position in the consumer staples sector, which underperformed the Index, also contributed to Index-relative returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
International Responsible Index Fund
September 30, 2023
Management's Discussion of Fund Performance† — continued

In contrast, security selections in the industrials sector detracted from Fund performance versus the Index. Not owning Japanese industrial conglomerate Mitsubishi Corp. and European aerospace firm Airbus SE -- two Index positions that performed well during the period -- hampered Index-relative returns.
An underweight position in the energy sector also detracted from performance versus the Index. As rising oil prices during the period boosted stock returns in the energy sector, not owning strong-performing Index positions -- including France-based TotalEnergies SE, U.K.-headquartered Shell Plc., and Canadian Natural Resources Ltd. -- dragged on Index-relative returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
International Responsible Index Fund
September 30, 2023
Performance

Portfolio Manager(s) Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/30/2015	10/30/2015	24.06%	3.85%	4.83%
Class A with 4.75% Maximum Sales Charge	—	—	18.16	2.84	4.18
Class I at NAV	10/30/2015	10/30/2015	24.35	4.11	5.13
Class R6 at NAV	02/01/2019	10/30/2015	24.44	4.14	5.15

MSCI World ex USA Index	—	—	24.00%	3.44%	4.70%
Calvert International Responsible Index	—	—	24.22	4.30	5.20

% Total Annual Operating Expense Ratios[3]	Class A	Class I	Class R6
Gross	0.65%	0.40%	0.37%
Net	0.54	0.29	0.26
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	10/30/2015	$1,486,317	N.A.
Class R6, at minimum investment	$5,000,000	10/30/2015	$7,441,648	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
4

Calvert
International Responsible Index Fund
September 30, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Taiwan Semiconductor Manufacturing Co., Ltd.	2.2%
Nestle S.A.	1.8
Novo Nordisk A/S, Class B	1.6
Samsung Electronics Co., Ltd.	1.6
Toyota Motor Corp.	1.4
ASML Holding NV	1.3
AstraZeneca PLC	1.2
LVMH Moet Hennessy Louis Vuitton SE	1.1
Linde PLC	1.1
Novartis AG	1.1
Total	14.4%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Calvert
International Responsible Index Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI World ex USA Index is an unmanaged index of equity securities in the developed markets, excluding the United States. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Calvert International Responsible Index (the “Calvert Index”) is composed of common stocks of large companies in developed markets, excluding the U.S. Large companies in developed markets are the 1,000 largest publicly traded companies, excluding real estate investment trusts and business development companies, in markets that Calvert Research and Management determines to be developed markets based on a set of criteria including level of economic development, existence of capital controls, openness to foreign direct investment, market trading and liquidity conditions, regulatory environment, treatment of minority shareholders, and investor expectations. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization, by country and by sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’s inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada.

6

Calvert
International Responsible Index Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 976.20	$2.68 **	0.54%
Class I	$1,000.00	$ 977.60	$1.44 **	0.29%
Class R6	$1,000.00	$ 978.00	$1.29 **	0.26%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.36	$2.74 **	0.54%
Class I	$1,000.00	$1,023.61	$1.47 **	0.29%
Class R6	$1,000.00	$1,023.76	$1.32 **	0.26%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
7

Calvert
International Responsible Index Fund
September 30, 2023
Schedule of Investments

Common Stocks — 99.3%

Security	Shares	Value
Australia — 5.4%
Allkem, Ltd.(1)	77,024	$ 575,941
ANZ Group Holdings, Ltd.	172,399	2,827,631
APA Group	83,617	444,828
ASX, Ltd.	9,943	363,695
Atlas Arteria, Ltd.	62,471	221,197
BlueScope Steel, Ltd.	64,170	794,649
Brambles, Ltd.	91,951	844,711
carsales.com, Ltd.	24,284	435,033
Cochlear, Ltd.	4,040	661,684
Coles Group, Ltd.	90,232	900,592
Commonwealth Bank of Australia	83,999	5,365,523
Computershare, Ltd.	28,258	470,906
CSL, Ltd.	28,340	4,565,659
Endeavour Group, Ltd.	92,526	312,393
Fortescue Metals Group, Ltd.	159,464	2,119,763
IGO, Ltd.	88,273	708,393
Insurance Australia Group, Ltd.	135,051	489,904
Macquarie Group, Ltd.	22,210	2,378,426
Medibank Private, Ltd.	169,618	374,369
National Australia Bank, Ltd.	176,937	3,284,718
Pilbara Minerals, Ltd.	347,760	948,755
Qantas Airways, Ltd.(1)	56,530	187,142
QBE Insurance Group, Ltd.	82,275	824,168
Ramsay Health Care, Ltd.	12,004	398,418
REA Group, Ltd.	3,413	337,076
Reece, Ltd.	13,514	160,862
SEEK, Ltd.	17,700	250,049
Sonic Healthcare, Ltd.	28,021	535,059
South32, Ltd.	606,166	1,308,837
Suncorp Group, Ltd.	74,479	663,581
Telstra Group, Ltd.	254,495	628,766
Transurban Group	189,037	1,536,050
Wesfarmers, Ltd.	68,098	2,304,706
Westpac Banking Corp.	201,177	2,719,420
WiseTech Global, Ltd.	8,984	372,929
Woolworths Group, Ltd.	84,597	2,025,353
Worley, Ltd.	21,105	234,326
		$ 43,575,512
Austria — 0.3%
ANDRITZ AG	4,246	$ 213,967
Erste Group Bank AG	13,368	461,689
OMV AG	18,592	888,038
Verbund AG	3,096	251,865
voestalpine AG	14,344	390,520
		$ 2,206,079
Belgium — 0.6%
Ackermans & van Haaren NV	754	$ 113,937
Security	Shares	Value
Belgium (continued)
Ageas S.A./NV	5,466	$ 225,125
Anheuser-Busch InBev S.A./NV	42,252	2,342,288
Azelis Group NV	3,839	75,782
D'Ieteren Group	906	152,746
Elia Group S.A./NV	1,495	146,302
Groupe Bruxelles Lambert NV	3,629	270,035
KBC Group NV	10,646	662,784
Sofina S.A.	788	159,266
Solvay S.A.	3,282	362,691
UCB S.A.	5,719	468,439
Umicore S.A.	10,753	254,594
		$ 5,233,989
Canada — 9.5%
Agnico Eagle Mines, Ltd.	48,743	$ 2,214,922
Air Canada(1)(2)	18,211	259,841
Algonquin Power & Utilities Corp.(2)	35,497	210,120
Alimentation Couche-Tard, Inc.	48,686	2,472,564
Bank of Montreal(2)	38,317	3,232,367
Bank of Nova Scotia (The)(2)	64,757	2,902,563
BCE, Inc.(2)	17,557	670,223
Brookfield Asset Management, Ltd., Class A	21,515	716,929
Brookfield Corp.(2)	80,109	2,504,862
BRP, Inc.(2)	2,389	180,831
CAE, Inc.(1)	19,361	452,006
Cameco Corp.	52,838	2,096,403
Canadian Imperial Bank of Commerce	50,147	1,935,731
Canadian National Railway Co.	39,009	4,224,431
Canadian Pacific Kansas City, Ltd.(2)	57,167	4,249,277
Canadian Tire Corp., Ltd., Class A	3,361	361,402
Canadian Utilities, Ltd., Class A	7,374	155,814
CCL Industries, Inc., Class B	8,848	371,378
CGI, Inc.(1)	12,014	1,184,196
Constellation Software, Inc.(2)	1,141	2,355,563
Descartes Systems Group, Inc. (The)(1)	4,574	335,713
Dollarama, Inc.	16,031	1,104,496
Element Fleet Management Corp.(2)	21,788	312,644
Emera, Inc.(2)	16,062	560,766
Empire Co., Ltd., Class A	11,152	303,380
FirstService Corp.(2)	2,111	307,049
Fortis, Inc.(2)	26,952	1,023,710
George Weston, Ltd.	3,990	442,491
GFL Environmental, Inc.(2)	13,205	419,313
Great-West Lifeco, Inc.	14,798	423,376
Hydro One, Ltd.(3)	19,532	497,270
iA Financial Corp., Inc.	5,199	326,122
IGM Financial, Inc.(2)	4,844	122,861
Intact Financial Corp.	9,370	1,366,057
Loblaw Cos., Ltd.	10,125	860,243
Lundin Mining Corp.	89,343	666,331
Magna International, Inc.(2)	16,972	909,869

8
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Canada (continued)
Manulife Financial Corp.	98,491	$ 1,799,777
Metro, Inc.	15,494	804,673
National Bank of Canada(2)	18,528	1,230,835
Northland Power, Inc.(2)	14,233	231,794
Nutrien, Ltd.(2)	30,298	1,871,081
Open Text Corp.(2)	14,800	519,430
Power Corp. of Canada(2)	31,599	804,486
Quebecor, Inc., Class B	8,692	186,287
RB Global, Inc.(2)	11,772	737,045
Rogers Communications, Inc., Class B	22,049	846,571
Royal Bank of Canada(2)	67,519	5,900,611
Saputo, Inc.	17,192	359,472
Shopify, Inc., Class A(1)	65,155	3,555,508
Stantec, Inc.(2)	5,952	386,195
Sun Life Financial, Inc.	31,779	1,550,520
Teck Resources, Ltd., Class B	54,058	2,326,693
TELUS Corp.	26,536	433,329
TFI International, Inc.(2)	4,940	634,444
Thomson Reuters Corp.	10,768	1,317,291
TMX Group, Ltd.	13,450	289,052
Toromont Industries, Ltd.	5,188	422,527
Toronto-Dominion Bank (The)	91,621	5,519,858
Waste Connections, Inc.	14,571	1,956,424
West Fraser Timber Co., Ltd.	3,117	226,297
WSP Global, Inc.(2)	7,087	1,000,241
		$ 77,643,555
Denmark — 2.6%
AP Moller - Maersk A/S, Class B	243	$ 437,131
Carlsberg A/S, Class B	4,617	582,134
Chr. Hansen Holding A/S	4,934	301,828
Coloplast A/S, Class B	5,433	574,904
Danske Bank A/S	26,170	607,301
Demant A/S(1)	4,371	180,484
DSV A/S	8,360	1,557,808
Genmab A/S(1)	3,017	1,068,171
Jyske Bank A/S(1)	1,791	130,643
Novo Nordisk A/S, Class B	145,118	13,213,165
Novozymes A/S, Class B	10,546	424,317
Orsted A/S(3)	7,861	427,663
Pandora A/S	4,112	424,322
ROCKWOOL International A/S, Class B	541	130,752
Topdanmark A/S	1,703	73,935
Tryg A/S	13,664	250,043
Vestas Wind Systems A/S(1)	50,198	1,073,930
		$ 21,458,531
Finland — 1.0%
Elisa Oyj	6,281	$ 291,270
Fortum Oyj(2)	17,211	199,597
Kesko Oyj, Class B	12,395	222,072
Security	Shares	Value
Finland (continued)
Kone Oyj, Class B	14,903	$ 628,013
Metso Oyj	34,987	366,904
Neste Oyj(2)	53,471	1,810,989
Nokia Oyj	216,041	812,330
Nordea Bank Abp	127,022	1,392,634
Orion Oyj, Class B	4,150	163,036
Sampo Oyj, Class A	18,363	793,860
Stora Enso Oyj, Class R	33,759	423,114
UPM-Kymmene Oyj	26,706	914,436
Valmet Oyj(2)	7,840	178,991
Wartsila Oyj Abp	24,526	277,976
		$ 8,475,222
France — 9.5%
Accor S.A.	10,180	$ 342,398
Air France-KLM(1)(2)	4,794	59,998
Air Liquide S.A.	28,256	4,759,200
Alstom S.A.	16,577	393,989
Alten S.A.	1,634	214,416
Amundi S.A.(3)	2,563	143,955
Arkema S.A.	3,086	303,788
AXA S.A.	95,794	2,842,099
BioMerieux	2,430	235,080
BNP Paribas S.A.	51,048	3,245,952
Bouygues S.A.	9,333	326,325
Bureau Veritas S.A.	16,442	407,697
Capgemini SE	8,361	1,458,943
Carrefour S.A.	33,800	580,518
Cie de Saint-Gobain S.A.	39,796	2,381,806
Cie Generale des Etablissements Michelin SCA	35,880	1,098,178
Credit Agricole S.A.	50,102	615,994
Danone S.A.	35,670	1,967,477
Dassault Systemes SE	33,330	1,237,957
Edenred SE	15,482	968,492
Eiffage S.A.	3,806	361,256
Elis S.A.	12,454	218,733
Engie S.A.	88,817	1,362,112
EssilorLuxottica S.A.	15,656	2,723,292
Eurazeo SE	1,825	108,597
Eurofins Scientific SE	8,492	478,585
Forvia SE(1)	7,528	154,877
Getlink SE	19,320	307,997
Hermes International SCA	1,730	3,153,491
Ipsen S.A.	1,880	246,321
Kering S.A.	3,566	1,620,258
Legrand S.A.	14,405	1,323,622
L'Oreal S.A.	12,551	5,201,286
LVMH Moet Hennessy Louis Vuitton SE	12,298	9,282,905
Neoen S.A.(3)	3,811	110,827
Orange S.A.	85,485	980,536
Pernod Ricard S.A.	11,026	1,835,718

9
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
France (continued)
Publicis Groupe S.A.	13,862	$ 1,049,251
Renault S.A.	9,743	398,649
Rexel S.A.	14,220	318,613
Safran S.A.	19,281	3,021,509
Sanofi	57,306	6,153,246
Sartorius Stedim Biotech	1,134	269,782
Schneider Electric SE	29,420	4,848,183
SCOR SE	7,381	229,157
SEB S.A.	1,385	129,203
Societe Generale S.A.	37,057	896,691
Sodexo S.A.	4,875	501,869
SOITEC (1)	1,467	243,458
SPIE S.A.	6,201	179,964
Teleperformance SE	3,016	378,678
Thales S.A.	5,980	840,448
Valeo SE	12,712	218,137
Veolia Environnement S.A.	34,994	1,011,542
Verallia S.A.(3)	4,023	158,241
Vinci S.A.	24,548	2,715,770
Vivendi SE	51,179	448,231
Wendel SE	1,441	113,903
Worldline S.A.(1)(3)	10,607	297,752
		$ 77,476,952
Germany — 6.4%
adidas AG	7,931	$ 1,391,165
Allianz SE	18,921	4,502,746
Bayerische Motoren Werke AG	17,739	1,801,699
Bechtle AG	4,581	213,338
Beiersdorf AG	4,879	629,337
BioNTech SE ADR(1)	3,242	352,211
Brenntag SE	8,067	624,198
Carl Zeiss Meditec AG	1,767	154,034
Commerzbank AG	48,184	546,857
Continental AG	6,015	422,626
Covestro AG(1)(3)	9,816	527,855
CTS Eventim AG & Co. KGaA	3,411	193,620
Daimler Truck Holding AG	25,360	878,071
Delivery Hero SE(1)(3)	8,407	240,049
Deutsche Boerse AG	8,648	1,493,482
Deutsche Lufthansa AG(1)	32,660	258,452
Deutsche Post AG	51,542	2,091,343
Deutsche Telekom AG	159,081	3,337,009
E.ON SE	109,490	1,294,830
Evonik Industries AG	9,044	164,964
Fresenius Medical Care AG & Co. KGaA	10,164	436,970
Fresenius SE & Co. KGaA	21,361	663,477
GEA Group AG	9,201	339,097
Hannover Rueck SE	2,833	621,613
Heidelberg Materials AG	17,478	1,353,678
HelloFresh SE(1)	6,986	207,585
Security	Shares	Value
Germany (continued)
Henkel AG & Co. KGaA	4,827	$ 304,350
HOCHTIEF AG	1,176	118,581
Hugo Boss AG	2,656	167,888
Infineon Technologies AG	64,279	2,128,968
KION Group AG	3,562	136,244
Knorr-Bremse AG	3,492	221,383
Mercedes-Benz Group AG	46,580	3,241,816
Merck KGaA	6,823	1,137,444
MTU Aero Engines AG	2,806	508,193
Muenchener Rueckversicherungs-Gesellschaft AG	6,302	2,454,330
Nemetschek SE	2,636	160,423
Puma SE	4,756	294,075
SAP SE	51,173	6,623,937
Scout24 SE(3)	4,026	279,157
Siemens AG	37,485	5,356,930
Siemens Energy AG(1)	30,267	394,461
Siemens Healthineers AG(3)	13,760	696,006
Symrise AG	7,323	697,141
Talanx AG	3,112	196,958
Telefonica Deutschland Holding AG	48,603	86,930
thyssenkrupp AG	63,377	481,812
Volkswagen AG	1,566	205,659
Vonovia SE	40,984	981,907
Wacker Chemie AG	866	123,664
Zalando SE(1)(3)	11,463	254,689
		$ 51,993,252
Hong Kong — 1.7%
AIA Group, Ltd.	588,183	$ 4,756,720
BOC Hong Kong Holdings, Ltd.	191,350	522,361
Chow Tai Fook Jewellery Group, Ltd.	128,000	192,179
CK Infrastructure Holdings, Ltd.	31,500	148,628
CLP Holdings, Ltd.	100,000	738,388
ESR Group, Ltd.(3)	133,400	186,489
Hang Lung Properties, Ltd.	98,000	134,079
Hang Seng Bank, Ltd.	41,079	509,687
Henderson Land Development Co., Ltd.	71,355	187,375
HKT Trust & HKT, Ltd.	172,000	179,356
Hong Kong Exchanges & Clearing, Ltd.	64,399	2,390,025
Hongkong Land Holdings, Ltd.	62,000	221,111
MTR Corp., Ltd.	103,876	410,353
New World Development Co., Ltd.	61,250	118,757
Sino Land Co., Ltd.	178,000	200,185
Sun Hung Kai Properties, Ltd.	85,301	910,158
Swire Pacific, Ltd., Class A	24,393	164,299
Swire Properties, Ltd.	51,000	106,066
Techtronic Industries Co., Ltd.	71,993	694,991
WH Group, Ltd.(3)	535,041	280,050
Wharf Holdings, Ltd. (The)(2)	63,779	159,631
Wharf Real Estate Investment Co., Ltd.	88,000	339,146

10
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Hong Kong (continued)
Xinyi Glass Holdings, Ltd.	198,000	$ 255,138
		$ 13,805,172
Ireland — 1.7%
AIB Group PLC	66,726	$ 299,080
Aon PLC, Class A	10,223	3,314,501
Bank of Ireland Group PLC	50,024	489,015
CRH PLC	59,796	3,296,801
DCC PLC	13,726	768,513
ICON PLC ADR(1)	4,422	1,088,918
James Hardie Industries PLC CDI(1)	59,365	1,552,587
Kerry Group PLC, Class A	9,995	835,126
Kingspan Group PLC	20,065	1,498,519
Smurfit Kappa Group PLC	14,546	481,672
		$ 13,624,732
Israel — 0.5%
Bank Hapoalim B.M.	79,259	$ 706,166
Bank Leumi Le-Israel B.M.	91,761	760,318
Check Point Software Technologies, Ltd.(1)	6,501	866,453
CyberArk Software, Ltd.(1)	2,529	414,174
Mizrahi Tefahot Bank, Ltd.	8,226	298,725
Nice, Ltd.(1)	4,102	699,633
		$ 3,745,469
Italy — 1.8%
A2A SpA	77,405	$ 137,572
Amplifon SpA	4,167	123,348
Assicurazioni Generali SpA	52,160	1,064,710
Banco BPM SpA	68,551	326,474
Brembo SpA	8,435	104,570
Brunello Cucinelli SpA	1,844	139,865
DiaSorin SpA	1,327	120,840
Enel SpA	450,146	2,760,629
FinecoBank Banca Fineco SpA	35,236	425,484
Hera SpA	48,247	131,747
Infrastrutture Wireless Italiane SpA(3)	17,407	206,836
Interpump Group SpA	4,690	214,541
Intesa Sanpaolo SpA	807,574	2,068,372
Italgas SpA	25,167	128,760
Mediobanca Banca di Credito Finanziario SpA	38,504	507,641
Moncler SpA	11,254	652,225
Nexi SpA(1)(3)	27,214	165,817
Poste Italiane SpA(3)	24,116	253,250
PRADA SpA	34,400	201,603
Prysmian SpA	17,601	706,474
Recordati Industria Chimica e Farmaceutica SpA	5,927	279,312
Reply SpA	1,162	109,033
Snam SpA	122,821	576,309
Telecom Italia SpA(1)(2)	498,725	155,535
Terna - Rete Elettrica Nazionale	82,770	622,549
Security	Shares	Value
Italy (continued)
UniCredit SpA	98,619	$ 2,349,734
		$ 14,533,230
Japan — 17.3%
Advantest Corp.(2)	39,200	$ 1,093,426
Aeon Co., Ltd.	33,379	661,174
AGC, Inc.	30,055	1,053,349
Aisin Corp.	8,600	324,951
Ajinomoto Co., Inc.	26,008	1,002,833
ANA Holdings, Inc.(1)	9,256	193,802
Asahi Group Holdings, Ltd.	26,900	1,004,837
Astellas Pharma, Inc.	98,171	1,358,846
Bandai Namco Holdings, Inc.	27,225	553,770
BayCurrent Consulting, Inc.	7,900	263,250
Bridgestone Corp.	30,300	1,180,729
Canon, Inc.(2)	49,768	1,198,843
Central Japan Railway Co.	60,335	1,467,226
Chugai Pharmaceutical Co., Ltd.	33,156	1,022,333
Dai Nippon Printing Co., Ltd.	16,429	427,452
Daifuku Co., Ltd.	18,100	341,667
Dai-ichi Life Insurance Co., Ltd.	45,494	939,192
Daiichi Sankyo Co., Ltd.	106,839	2,924,963
Daikin Industries, Ltd.	17,000	2,665,118
Daito Trust Construction Co., Ltd.	2,800	294,934
Daiwa House Industry Co., Ltd.	37,192	998,210
Daiwa Securities Group, Inc.(2)	62,800	362,140
Denso Corp.	114,988	1,845,083
Dentsu Group, Inc.	13,500	397,057
Disco Corp.	5,200	960,732
East Japan Railway Co.	16,026	917,118
Eisai Co., Ltd.	12,825	710,810
FANUC Corp.	56,455	1,468,249
Fast Retailing Co., Ltd.	9,326	2,031,345
Fuji Electric Co., Ltd.	6,600	297,235
FUJIFILM Holdings Corp.	18,400	1,064,450
Fujitsu, Ltd.(2)	9,748	1,146,473
GMO Payment Gateway, Inc.	1,600	87,302
Hamamatsu Photonics K.K.	8,221	345,724
Hankyu Hanshin Holdings, Inc.	11,600	395,799
Hikari Tsushin, Inc.	900	137,066
Hitachi Construction Machinery Co., Ltd.	5,500	166,902
Hoshizaki Corp.	5,600	194,400
HOYA Corp.	19,687	2,016,292
Hulic Co., Ltd.	30,000	269,005
Ibiden Co., Ltd.	5,100	270,506
Isuzu Motors, Ltd.	31,300	393,491
Japan Airlines Co., Ltd.	7,300	141,833
Japan Exchange Group, Inc.	24,200	448,336
Japan Post Bank Co., Ltd.	73,800	642,196
Kao Corp.	23,863	884,482
KDDI Corp.	79,518	2,434,083

11
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Japan (continued)
Keisei Electric Railway Co., Ltd.	6,500	$ 225,149
Keyence Corp.	11,100	4,105,064
Kikkoman Corp.	8,209	430,256
Kintetsu Group Holdings Co., Ltd.	8,700	246,668
Kirin Holdings Co., Ltd.	49,900	698,622
Komatsu, Ltd.	50,046	1,349,797
Kose Corp.	1,600	115,971
Kubota Corp.	54,194	797,238
Kyocera Corp.	16,000	811,163
Kyowa Kirin Co., Ltd.	12,806	222,656
M3, Inc.	20,100	364,589
Makita Corp.	11,792	290,781
MatsukiyoCocokara & Co.	17,100	306,313
McDonald's Holdings Co. (Japan), Ltd.	4,700	179,534
MEIJI Holdings Co., Ltd.	13,142	326,632
MINEBEA MITSUMI, Inc.	16,800	273,723
MISUMI Group, Inc.	13,900	216,457
Mitsubishi Chemical Group Corp.	72,560	457,133
Mitsubishi Electric Corp.	128,107	1,582,693
Mitsubishi Estate Co., Ltd.	58,308	760,687
Mitsubishi HC Capital, Inc.	43,000	286,512
Mitsubishi Heavy Industries, Ltd.	17,600	981,673
Mitsubishi UFJ Financial Group, Inc.(2)(4)	527,857	4,473,142
Mitsui Fudosan Co., Ltd.	43,400	955,841
Mizuho Financial Group, Inc.	117,458	1,994,195
MS&AD Insurance Group Holdings, Inc.(2)	20,800	761,161
Murata Manufacturing Co., Ltd.	91,059	1,661,112
Nidec Corp.	21,380	987,188
Nintendo Co., Ltd.	57,690	2,397,189
Nippon Paint Holdings Co., Ltd.	54,745	367,674
Nippon Telegraph & Telephone Corp.	1,624,400	1,922,696
Nissan Chemical Corp.	9,100	386,836
Nissin Foods Holdings Co., Ltd.	3,499	290,742
Nitori Holdings Co., Ltd.	3,768	420,115
Nitto Denko Corp.(2)	8,086	530,243
Nomura Holdings, Inc.	151,000	604,669
Nomura Research Institute, Ltd.	21,400	556,223
NTT Data Group Corp.	31,135	416,628
Obayashi Corp.	31,000	272,796
Odakyu Electric Railway Co., Ltd.	18,600	277,917
Olympus Corp.	63,600	825,749
Omron Corp.	9,582	426,413
Ono Pharmaceutical Co., Ltd.	18,122	347,550
Oracle Corp. Japan	2,126	157,484
Oriental Land Co., Ltd.	74,885	2,456,801
ORIX Corp.	58,367	1,089,852
Osaka Gas Co., Ltd.	16,900	278,088
Otsuka Corp.	6,588	278,728
Otsuka Holdings Co., Ltd.	23,420	831,529
Pan Pacific International Holdings Corp.	18,668	391,784
Panasonic Corp.	115,700	1,305,995
Security	Shares	Value
Japan (continued)
Rakuten Group, Inc.	80,400	$ 330,347
Recruit Holdings Co., Ltd.	90,679	2,774,325
Renesas Electronics Corp.(1)	64,600	986,762
Resona Holdings, Inc.	108,233	598,440
Rohm Co., Ltd.	17,904	336,582
SCREEN Holdings Co., Ltd.	3,800	184,665
Secom Co., Ltd.	13,700	929,418
Seiko Epson Corp.(2)	16,200	254,414
Sekisui Chemical Co., Ltd.	19,172	275,827
Sekisui House, Ltd.	31,170	620,328
SG Holdings Co., Ltd.	15,600	199,709
Shimadzu Corp.	11,526	305,730
Shin-Etsu Chemical Co., Ltd.	98,885	2,872,178
Shionogi & Co., Ltd.	13,054	582,266
Shiseido Co., Ltd.	19,297	676,247
SMC Corp.	3,232	1,448,783
SoftBank Corp.	151,500	1,714,722
SoftBank Group Corp.	51,390	2,164,830
Sompo Holdings, Inc.	13,837	593,009
Sony Group Corp.	66,400	5,429,897
Square Enix Holdings Co., Ltd.	3,700	126,782
Sumitomo Electric Industries, Ltd.	40,273	485,165
Sumitomo Mitsui Financial Group, Inc.	63,653	3,127,019
Sumitomo Mitsui Trust Holdings, Inc.(2)	14,616	550,249
Suntory Beverage & Food, Ltd.	8,300	252,593
Sysmex Corp.	8,726	414,635
T&D Holdings, Inc.	26,419	434,460
Takeda Pharmaceutical Co., Ltd.	83,452	2,586,720
TDK Corp.	21,142	781,625
Terumo Corp.	35,146	930,344
TIS, Inc.	12,100	266,069
Tobu Railway Co., Ltd.	9,600	246,735
Toho Co., Ltd.	5,900	201,282
Tokio Marine Holdings, Inc.	87,900	2,035,209
Tokyo Electron, Ltd.	23,778	3,247,890
Tokyo Gas Co., Ltd.	20,100	455,720
Tokyu Corp.	34,132	393,527
TOPPAN, Inc.	14,500	346,860
Toray Industries, Inc.	71,850	373,840
TOTO, Ltd.	7,864	202,929
Toyota Industries Corp.	7,975	627,756
Toyota Motor Corp.	635,115	11,394,170
Trend Micro, Inc.	6,493	245,782
Unicharm Corp.	24,402	862,799
West Japan Railway Co.	12,610	521,812
Yakult Honsha Co., Ltd.	14,572	353,909
Yamaha Corp.	5,944	162,340
Yamaha Motor Co., Ltd.	16,725	439,650
Yamato Holdings Co., Ltd.	18,100	294,600
Yaskawa Electric Corp.	15,300	550,969
Z Holdings Corp.	151,700	420,833

12
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Japan (continued)
Zensho Holdings Co., Ltd.(2)	4,700	$ 204,096
ZOZO, Inc.(2)	6,400	117,192
		$140,628,705
Netherlands — 4.3%
Aalberts NV	5,731	$ 209,115
ABN AMRO Bank NV GDR(3)	16,992	240,140
Adyen NV(1)(2)(3)	1,398	1,036,524
Aegon NV	65,405	315,233
AerCap Holdings NV(1)	10,343	648,196
Akzo Nobel NV	8,978	647,300
Argenx SE(1)(5)	1,842	900,420
Argenx SE(1)(5)	862	421,369
ASM International NV	2,149	897,406
ASML Holding NV	18,562	10,928,378
ASR Nederland NV	6,938	259,600
BE Semiconductor Industries NV	3,494	341,736
Euronext NV(3)	3,924	272,950
Ferrovial SE	23,363	713,903
IMCD NV	2,903	367,040
ING Groep NV	150,480	1,983,337
JDE Peet's NV	6,901	192,688
Koninklijke Ahold Delhaize NV	51,546	1,553,580
Koninklijke KPN NV	158,106	520,906
Koninklijke Philips NV	43,300	863,932
Koninklijke Vopak NV	8,165	279,292
NN Group NV	10,986	352,191
NXP Semiconductors NV	11,785	2,356,057
Prosus NV	68,639	2,022,519
QIAGEN NV(1)	11,055	447,728
Randstad NV	6,100	337,001
Stellantis NV	106,925	2,047,445
STMicroelectronics NV(5)	13,134	566,378
STMicroelectronics NV(5)	15,559	670,650
Universal Music Group NV(2)	42,510	1,109,348
Wolters Kluwer NV	13,966	1,690,939
		$ 35,193,301
New Zealand — 0.2%
Auckland International Airport, Ltd.	60,932	$ 288,771
Fisher & Paykel Healthcare Corp., Ltd.	26,716	344,451
Mercury NZ, Ltd.	27,073	98,922
Meridian Energy, Ltd.	60,330	185,537
Spark New Zealand, Ltd.	67,979	195,701
Xero, Ltd.(1)	5,226	375,843
		$ 1,489,225
Norway — 0.7%
AutoStore Holdings, Ltd.(1)(3)	63,947	$ 89,883
DNB Bank ASA	58,469	1,174,746
Gjensidige Forsikring ASA	12,137	178,092
Security	Shares	Value
Norway (continued)
Kongsberg Gruppen ASA	7,242	$ 298,469
Mowi ASA	34,904	616,938
Norsk Hydro ASA	171,197	1,071,323
Orkla ASA	62,474	466,614
Salmar ASA	5,001	253,293
Schibsted ASA, Class A	6,109	137,087
Telenor ASA	45,605	517,190
TOMRA Systems ASA	13,330	151,481
Yara International ASA	11,885	448,773
		$ 5,403,889
Portugal — 0.1%
EDP - Energias de Portugal S.A.	180,224	$ 749,362
Jeronimo Martins SGPS S.A.	19,321	433,915
		$ 1,183,277
Singapore — 1.0%
CapitaLand Investment, Ltd.	128,100	$ 289,449
DBS Group Holdings, Ltd.	94,529	2,321,598
Flex, Ltd.(1)	26,175	706,201
Oversea-Chinese Banking Corp., Ltd.	168,871	1,579,290
Singapore Airlines, Ltd.	89,956	424,342
Singapore Exchange, Ltd.	50,000	355,700
Singapore Technologies Engineering, Ltd.	94,000	268,262
Singapore Telecommunications, Ltd.	387,412	685,756
United Overseas Bank, Ltd.	68,559	1,427,954
		$ 8,058,552
South Korea — 3.5%
Doosan Enerbility Co., Ltd.(1)	24,719	$ 300,589
Hana Financial Group, Inc.	15,371	481,550
HMM Co., Ltd.	18,169	219,158
HYBE Co., Ltd.(1)	1,234	217,185
Hyundai Mobis Co., Ltd.	3,385	602,457
Hyundai Motor Co.	8,338	1,179,026
Kakao Corp.	15,420	503,256
KB Financial Group, Inc.	18,235	743,749
Kia Corp.	14,137	850,910
Krafton, Inc.(1)	1,357	151,468
KT Corp.	7,272	179,065
L&F Co., Ltd.	1,636	208,790
LG Chem, Ltd.	3,068	1,123,306
LG Electronics, Inc.	6,427	479,566
LG H&H Co., Ltd.	531	175,182
LG Innotek Co., Ltd.	636	115,241
Meritz Financial Group, Inc.	4,993	204,339
NAVER Corp.	7,777	1,162,776
NCSoft Corp.	845	138,927
POSCO Holdings, Inc.	5,992	2,360,661
Samsung C&T Corp.	4,647	370,507
Samsung Electro-Mechanics Co., Ltd.	3,347	340,103

13
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
South Korea (continued)
Samsung Electronics Co., Ltd.	252,565	$ 12,768,198
Samsung SDS Co., Ltd.	2,354	235,758
Shinhan Financial Group Co., Ltd.	20,170	530,837
SK Hynix, Inc.	29,084	2,462,387
Woori Financial Group, Inc.	32,388	293,600
		$ 28,398,591
Spain — 2.0%
Acciona S.A.	865	$ 110,162
Aena SME S.A.(3)	4,206	632,909
Amadeus IT Group S.A.	20,756	1,253,718
Banco Bilbao Vizcaya Argentaria S.A.	257,133	2,080,959
Banco de Sabadell S.A.	276,934	320,377
Banco Santander S.A.	689,022	2,623,843
Bankinter S.A.(2)	23,595	150,111
CaixaBank S.A.	177,333	706,493
Cellnex Telecom S.A.(1)(3)	24,290	844,855
EDP Renovaveis S.A.	12,245	200,541
Enagas S.A.	29,407	486,965
Endesa S.A.	13,380	272,302
Grifols S.A.(1)	12,573	162,844
Iberdrola S.A.	288,735	3,229,342
Industria de Diseno Textil S.A.	51,351	1,910,876
International Consolidated Airlines Group S.A.(1)	140,926	253,045
Naturgy Energy Group S.A.(2)	5,676	154,416
Redeia Corp. S.A.	17,781	279,719
Telefonica S.A.	246,260	1,006,056
		$ 16,679,533
Sweden — 2.6%
AAK AB	8,764	$ 157,693
AddTech AB, Class B	11,587	184,920
Alfa Laval AB	14,396	493,176
Assa Abloy AB, Class B	50,378	1,094,642
Atlas Copco AB, Class A	129,638	1,741,125
Axfood AB	5,804	132,918
Beijer Ref AB(2)	17,537	184,511
Boliden AB	37,192	1,067,291
Castellum AB	19,997	202,700
Epiroc AB, Class A	30,351	576,282
EQT AB	16,376	322,656
Essity AB, Class B	31,088	670,482
Fortnox AB	21,804	116,062
Getinge AB, Class B	10,883	191,240
H & M Hennes & Mauritz AB, Class B	34,654	491,400
Hexagon AB, Class B	95,777	815,132
Holmen AB, Class B	4,339	168,658
Husqvarna AB, Class B(2)	19,098	145,740
Industrivarden AB, Class A	6,092	160,641
Indutrade AB	14,507	267,928
Investment AB Latour, Class B	5,932	104,260
Security	Shares	Value
Sweden (continued)
Investor AB, Class B	81,152	$ 1,553,615
Kinnevik AB, Class B(1)	9,659	95,923
L E Lundbergforetagen AB, Class B	2,595	108,202
Lifco AB, Class B	12,322	215,553
Nibe Industrier AB, Class B	84,300	551,132
Saab AB, Class B	3,993	203,226
Sagax AB, Class B	10,955	208,095
Sandvik AB	55,204	1,015,773
Skandinaviska Enskilda Banken AB, Class A	67,195	801,089
Skanska AB, Class B	17,772	291,826
SKF AB, Class B	19,064	316,492
Spotify Technology S.A.(1)	5,978	924,438
SSAB AB, Class A	116,016	653,748
Svenska Cellulosa AB SCA, Class B	37,124	508,306
Svenska Handelsbanken AB, Class A	62,520	556,296
Sweco AB, Class B	8,161	76,111
Swedbank AB, Class A	43,748	804,150
Swedish Orphan Biovitrum AB(1)	12,779	261,110
Tele2 AB, Class B	26,729	204,409
Telia Co. AB	108,966	224,764
Trelleborg AB, Class B	9,534	236,880
Volvo AB, Class B	84,996	1,750,717
		$ 20,851,312
Switzerland — 9.2%
ABB, Ltd.	74,552	$ 2,660,998
Adecco Group AG	9,536	391,673
Alcon, Inc.	21,751	1,678,468
Bachem Holding AG	1,448	106,803
Baloise Holding AG	2,120	306,926
Banque Cantonale Vaudoise	1,552	162,405
Barry Callebaut AG	180	286,244
Belimo Holding AG	389	184,617
BKW AG	797	140,305
Chocoladefabriken Lindt & Spruengli AG PC	53	588,965
Chubb, Ltd.	16,816	3,500,755
Cie Financiere Richemont S.A., Class A	21,836	2,659,258
Clariant AG	7,779	122,649
Coca-Cola HBC AG	11,049	302,121
DKSH Holding AG	1,524	103,087
DSM-Firmenich AG	8,501	718,359
Dufry AG(1)	4,955	188,121
Emmi AG	100	94,281
Flughafen Zurich AG	769	146,415
Galenica AG(3)	2,120	156,616
Garmin, Ltd.	6,627	697,160
Geberit AG	3,962	1,975,760
Georg Fischer AG	3,626	203,630
Givaudan S.A.	424	1,380,472
Helvetia Holding AG	1,201	167,766
Holcim AG	44,577	2,853,325

14
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Switzerland (continued)
Julius Baer Group, Ltd.	7,482	$ 478,907
Kuehne + Nagel International AG	2,285	649,238
Logitech International S.A.	6,707	461,431
Lonza Group AG	3,308	1,530,106
Nestle S.A.	126,030	14,266,091
Novartis AG	88,002	8,987,524
On Holding AG, Class A(1)(2)	7,568	210,542
Partners Group Holding AG	898	1,008,090
PSP Swiss Property AG	1,851	218,384
Roche Holding AG PC	32,303	8,818,752
Schindler Holding AG	3,040	584,922
SFS Group AG	841	91,748
SGS S.A.	8,187	687,099
SIG Group AG	13,847	341,126
Sika AG	6,976	1,767,445
Sonova Holding AG	2,244	531,102
Straumann Holding AG	4,612	587,010
Swatch Group AG (The)	1,344	344,228
Swiss Life Holding AG	1,169	727,326
Swiss Prime Site AG	3,251	297,625
Swiss Re AG	11,961	1,228,399
Swisscom AG	1,049	622,886
TE Connectivity, Ltd.	14,761	1,823,426
Tecan Group AG	543	182,514
Temenos AG	2,695	188,489
UBS Group AG	122,215	3,010,423
VAT Group AG(3)	1,296	462,469
Zurich Insurance Group AG	5,889	2,694,544
		$ 74,579,025
Taiwan — 4.4%
Accton Technology Corp.	23,000	$ 352,870
Advantech Co., Ltd.	19,246	206,079
Airtac International Group	8,000	243,061
ASE Technology Holding Co., Ltd.	163,904	559,480
Cathay Financial Holding Co., Ltd.	421,973	582,655
Chailease Holding Co., Ltd.	70,824	397,693
Chang Hwa Commercial Bank, Ltd.	231,896	124,001
Chunghwa Telecom Co., Ltd.	198,055	711,884
CTBC Financial Holding Co., Ltd.	895,000	679,998
Delta Electronics, Inc.	103,319	1,040,621
E Ink Holdings, Inc.	46,000	256,495
E.Sun Financial Holding Co., Ltd.	617,822	464,447
Eva Airways Corp.	107,000	98,712
Evergreen Marine Corp. Taiwan, Ltd.	43,200	155,360
Far Eastern New Century Corp.	149,000	132,887
Far EasTone Telecommunications Co., Ltd.	78,073	175,851
Feng TAY Enterprise Co., Ltd.	21,280	120,778
First Financial Holding Co., Ltd.	456,936	376,015
Fubon Financial Holding Co., Ltd.	392,227	738,457
Global Unichip Corp.	4,000	170,328
Security	Shares	Value
Taiwan (continued)
Globalwafers Co., Ltd.	8,000	$ 112,791
Hotai Motor Co., Ltd.	16,320	331,669
Hua Nan Financial Holdings Co., Ltd.	389,937	247,783
Largan Precision Co., Ltd.	5,000	331,242
Lite-On Technology Corp. ADR	102,000	385,091
MediaTek, Inc.	72,883	1,666,314
Mega Financial Holding Co., Ltd.	523,123	611,518
Nan Ya Printed Circuit Board Corp.	9,000	74,590
Nanya Technology Corp.	53,000	108,010
Novatek Microelectronics Corp.	28,000	367,685
President Chain Store Corp.	29,828	242,482
Quanta Computer, Inc.	138,398	1,035,786
Realtek Semiconductor Corp.	21,000	257,846
Shanghai Commercial & Savings Bank, Ltd. (The)	180,081	241,443
SinoPac Financial Holdings Co., Ltd.	581,721	313,780
Taishin Financial Holding Co., Ltd.	666,403	369,807
Taiwan Cement Corp.	794,000	818,244
Taiwan Mobile Co., Ltd.	90,748	266,036
Taiwan Semiconductor Manufacturing Co., Ltd.	1,079,240	17,598,339
Unimicron Technology Corp.	62,000	334,506
Uni-President Enterprises Corp.	270,000	586,834
United Microelectronics Corp.	598,000	839,691
Voltronic Power Technology Corp.	4,000	196,988
Walsin Lihwa Corp.	128,000	146,163
Wan Hai Lines, Ltd.	57,270	85,804
Wiwynn Corp.	4,000	186,523
Yageo Corp.	14,326	233,282
Yang Ming Marine Transport Corp.	71,000	100,041
Yuanta Financial Holding Co., Ltd.	490,973	381,395
		$ 36,059,355
United Kingdom — 13.0%
3i Group PLC	46,345	$ 1,166,533
abrdn PLC	92,079	173,973
Admiral Group PLC	9,851	284,690
Amcor PLC	80,712	739,322
Anglo American PLC	102,084	2,803,185
Antofagasta PLC	46,769	811,898
Ashtead Group PLC	25,807	1,565,003
Associated British Foods PLC	21,710	545,438
AstraZeneca PLC	73,503	9,914,409
Auto Trader Group PLC(3)	51,638	388,006
Aviva PLC	138,035	653,341
B&M European Value Retail S.A.	48,687	347,276
BAE Systems PLC	174,047	2,114,992
Barratt Developments PLC	56,017	300,342
Beazley PLC	33,360	224,322
Berkeley Group Holdings PLC	6,369	318,065
BP PLC	945,174	6,092,529
BT Group PLC	373,220	529,995
Bunzl PLC	18,292	651,447

15
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
United Kingdom (continued)
Burberry Group PLC	18,236	$ 422,618
Centrica PLC	305,679	574,955
Clarivate PLC(1)(2)	20,945	140,541
Coca-Cola Europacific Partners PLC	13,307	831,421
Compass Group PLC	105,488	2,567,744
ConvaTec Group PLC(3)	78,991	209,332
Croda International PLC	8,092	483,348
Dechra Pharmaceuticals PLC	6,518	300,609
Diageo PLC	129,035	4,757,274
Diploma PLC	7,669	279,977
DS Smith PLC	75,730	264,125
Ferguson PLC	10,700	1,759,829
GSK PLC	220,488	3,989,464
Haleon PLC	289,366	1,199,447
Halma PLC	22,785	536,831
Hargreaves Lansdown PLC	17,001	159,894
Hikma Pharmaceuticals PLC	8,655	219,778
Hiscox, Ltd.	17,115	209,259
Howden Joinery Group PLC	25,321	226,561
HSBC Holdings PLC	922,505	7,218,955
IMI PLC	14,841	282,416
Inchcape PLC	18,821	173,350
Informa PLC	95,118	868,567
InterContinental Hotels Group PLC	10,049	743,167
Intermediate Capital Group PLC	13,780	231,303
Intertek Group PLC	10,313	515,743
Investec PLC	30,875	180,336
J Sainsbury PLC	106,705	328,601
JD Sports Fashion PLC	156,919	285,048
Johnson Matthey PLC	10,438	206,644
Kingfisher PLC	100,207	272,023
Legal & General Group PLC	284,779	768,428
Liberty Global PLC, Class A(1)	9,236	158,120
Linde PLC	24,763	9,220,503
Lloyds Banking Group PLC	3,106,097	1,669,199
London Stock Exchange Group PLC	18,890	1,893,266
M&G PLC	133,855	320,705
Marks & Spencer Group PLC(1)	102,570	295,013
Melrose Industries PLC	76,505	436,109
Mondi PLC	27,417	457,366
National Grid PLC	192,977	2,307,879
Next PLC	5,848	518,669
Pearson PLC	45,751	482,707
Persimmon PLC	18,827	246,568
Phoenix Group Holdings PLC	45,305	265,513
Prudential PLC	136,513	1,467,423
Reckitt Benckiser Group PLC	36,715	2,589,169
RELX PLC	122,167	4,121,904
Rentokil Initial PLC	156,392	1,161,150
Rightmove PLC	38,760	264,510
RS Group PLC	26,415	235,917
Security	Shares	Value
United Kingdom (continued)
Sage Group PLC (The)	58,604	$ 705,235
Schroders PLC	52,561	259,718
Severn Trent PLC	13,938	401,883
Smith & Nephew PLC	49,984	620,330
Smiths Group PLC	22,692	446,759
Spectris PLC	5,934	245,321
Spirax-Sarco Engineering PLC	4,253	492,298
SSE PLC	55,267	1,083,030
St. James's Place PLC	29,428	296,898
Standard Chartered PLC	108,712	999,882
Tate & Lyle PLC	22,950	191,468
Taylor Wimpey PLC	220,021	313,789
Tesco PLC	441,244	1,419,254
Unilever PLC	127,623	6,313,100
United Utilities Group PLC	39,725	459,022
Vodafone Group PLC	1,106,412	1,037,150
Weir Group PLC (The)	16,294	376,473
Whitbread PLC	12,863	541,441
Wise PLC, Class A(1)	25,324	211,186
WPP PLC	69,876	622,547
		$105,980,828
United States — 0.0%(6)
Janus Henderson Group PLC	6,797	$ 175,499
		$ 175,499
Total Common Stocks (identified cost $782,259,298)		$808,452,787

Rights — 0.0%

Security	Shares	Value
Italy — 0.0%
Brembo SpA, Exp. 10/3/23(1)	8,435	$ 0
Total Rights (identified cost $0)		$ 0

Warrants — 0.0%(6)

Security	Shares	Value
Canada — 0.0%(6)
Constellation Software, Inc., Exp. 3/31/40(1)(2)	1,141	$ 5,830
Total Warrants (identified cost $0)		$ 5,830

16
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Short-Term Investments — 3.0%

Affiliated Fund — 0.7%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(7)	5,693,673	$ 5,693,673
Total Affiliated Fund (identified cost $5,693,673)		$ 5,693,673
Securities Lending Collateral — 2.3%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(8)	18,656,507	$ 18,656,507
Total Securities Lending Collateral (identified cost $18,656,507)		$ 18,656,507
Total Short-Term Investments (identified cost $24,350,180)		$ 24,350,180

Total Investments — 102.3% (identified cost $806,609,478)	$ 832,808,797
Other Assets, Less Liabilities — (2.3)%	$ (18,987,147)
Net Assets — 100.0%	$ 813,821,650

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
The country classifications used for financial reporting purposes may differ from the classifications determined by Calvert Research and Management (CRM).
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2023. The aggregate market value of securities on loan at September 30, 2023 was $39,016,910.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2023, the aggregate value of these securities is $9,059,590 or 1.1% of the Fund's net assets.
(4)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 7).
(5)	Securities are traded on separate exchanges for the same entity.
(6)	Amount is less than 0.05%.
(7)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.
(8)	Represents investment of cash collateral received in connection with securities lending.
At September 30, 2023, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Financials	21.7%
Industrials	15.4
Information Technology	13.3
Health Care	11.5
Consumer Discretionary	10.5
Consumer Staples	8.7
Materials	8.2
Communication Services	4.6
Utilities	3.0
Energy	1.4
Real Estate	1.0
Total	99.3%

Abbreviations:
ADR	– American Depositary Receipt
CDI	– CHESS Depositary Interest
GDR	– Global Depositary Receipt
PC	– Participation Certificate

17
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $798,234,011) - including $39,016,910 of securities on loan	$ 822,641,982
Investments in securities of affiliated issuers, at value (identified cost $8,375,467)	10,166,815
Cash denominated in foreign currency, at value (cost $1,542,368)	1,540,323
Receivable for capital shares sold	1,517,459
Dividends receivable	1,756,779
Dividends receivable - affiliated	73,075
Securities lending income receivable	6,954
Tax reclaims receivable	1,314,993
Receivable from affiliates	83,242
Directors' deferred compensation plan	68,753
Total assets	$839,170,375
Liabilities
Payable for investments purchased	$ 5,600,124
Payable for capital shares redeemed	602,007
Deposits for securities loaned	18,656,507
Payable to affiliates:
Investment advisory fee	81,620
Administrative fee	81,843
Distribution and service fees	15,216
Sub-transfer agency fee	5,182
Directors' deferred compensation plan	68,753
Accrued expenses	237,473
Total liabilities	$ 25,348,725
Net Assets	$813,821,650
Sources of Net Assets
Paid-in capital	$ 829,573,762
Accumulated loss	(15,752,112)
Net Assets	$813,821,650
Class A Shares
Net Assets	$ 72,919,474
Shares Outstanding	2,821,610
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 25.84
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 27.13
Class I Shares
Net Assets	$ 621,739,566
Shares Outstanding	23,709,704
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 26.22
18
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2023
Statement of Assets and Liabilities — continued

September 30, 2023
Class R6 Shares
Net Assets	$ 119,162,610
Shares Outstanding	4,548,675
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 26.20

On sales of $50,000 or more, the offering price of Class A shares is reduced.
19
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2023
Statement of Operations

Year Ended
September 30, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $2,514,359)	$ 20,398,216
Dividend income - affiliated issuers (net of foreign taxes withheld of $13,675)	210,180
Securities lending income, net	158,491
Other income	269
Total investment income	$ 20,767,156
Expenses
Investment advisory fee	$ 912,104
Administrative fee	912,104
Distribution and service fees:
Class A	176,482
Directors' fees and expenses	52,642
Custodian fees	122,655
Transfer agency fees and expenses	523,417
Accounting fees	192,135
Professional fees	63,312
Registration fees	109,539
Reports to shareholders	35,941
Miscellaneous	64,194
Total expenses	$ 3,164,525
Waiver and/or reimbursement of expenses by affiliates	$ (786,501)
Net expenses	$ 2,378,024
Net investment income	$ 18,389,132
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (22,197,875)
Investment securities - affiliated issuers	224,163
Foreign currency transactions	(29,490)
Net realized loss	$ (22,003,202)
Change in unrealized appreciation (depreciation):
Investment securities	$ 144,575,647
Investment securities - affiliated issuers	2,097,425
Foreign currency	357,848
Net change in unrealized appreciation (depreciation)	$147,030,920
Net realized and unrealized gain	$125,027,718
Net increase in net assets from operations	$143,416,850
20
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 18,389,132	$ 16,815,200
Net realized loss	(22,003,202)	(25,157,181)
Net change in unrealized appreciation (depreciation)	147,030,920	(204,505,146)
Net increase (decrease) in net assets from operations	$143,416,850	$(212,847,127)
Distributions to shareholders:
Class A	$ (1,253,239)	$ (835,991)
Class I	(9,691,079)	(10,622,020)
Class R6	(2,227,475)	(2,024,813)
Total distributions to shareholders	$ (13,171,793)	$ (13,482,824)
Capital share transactions:
Class A	$ 21,038,406	$ 12,448,423
Class I	55,506,379	164,598,671
Class R6	4,535,080	34,325,572
Net increase in net assets from capital share transactions	$ 81,079,865	$ 211,372,666
Net increase (decrease) in net assets	$211,324,922	$ (14,957,285)
Net Assets
At beginning of year	$ 602,496,728	$ 617,454,013
At end of year	$813,821,650	$ 602,496,728
21
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2023
Financial Highlights

	Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 21.21	$ 29.79	$ 24.08	$ 22.81	$ 23.18
Income (Loss) From Operations
Net investment income(1)	$ 0.57	$ 0.61	$ 0.61	$ 0.40	$ 0.56
Net realized and unrealized gain (loss)	4.50	(8.64)	5.33	1.26	(0.51)
Total income (loss) from operations	$ 5.07	$ (8.03)	$ 5.94	$ 1.66	$ 0.05
Less Distributions
From net investment income	$ (0.44)	$ (0.55)	$ (0.23)	$ (0.39)	$ (0.42)
Total distributions	$ (0.44)	$ (0.55)	$ (0.23)	$ (0.39)	$ (0.42)
Net asset value — End of year	$ 25.84	$ 21.21	$ 29.79	$ 24.08	$ 22.81
Total Return(2)	24.06%	(27.50)%	24.74%	7.31%	0.34%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$72,919	$40,139	$43,359	$25,497	$34,344
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.65%	0.65%	0.67%	0.74%	0.89%
Net expenses	0.54% (4)	0.54% (4)	0.54%	0.54%	0.57%
Net investment income	2.21%	2.27%	2.11%	1.77%	2.56%
Portfolio Turnover	20%	14%	13%	18%	51%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
22
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2023
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 21.49	$ 30.17	$ 24.43	$ 23.12	$ 23.47
Income (Loss) From Operations
Net investment income(1)	$ 0.64	$ 0.69	$ 0.72	$ 0.51	$ 0.60
Net realized and unrealized gain (loss)	4.56	(8.75)	5.37	1.22	(0.50)
Total income (loss) from operations	$ 5.20	$ (8.06)	$ 6.09	$ 1.73	$ 0.10
Less Distributions
From net investment income	$ (0.47)	$ (0.62)	$ (0.35)	$ (0.42)	$ (0.45)
Total distributions	$ (0.47)	$ (0.62)	$ (0.35)	$ (0.42)	$ (0.45)
Net asset value — End of year	$ 26.22	$ 21.49	$ 30.17	$ 24.43	$ 23.12
Total Return(2)	24.35%	(27.32)%	25.07%	7.55%	0.60%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$621,740	$468,639	$481,361	$197,395	$67,854
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.40%	0.40%	0.42%	0.49%	0.64%
Net expenses	0.29% (4)	0.29% (4)	0.29%	0.29%	0.29%
Net investment income	2.43%	2.52%	2.43%	2.22%	2.73%
Portfolio Turnover	20%	14%	13%	18%	51%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
23
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2023
Financial Highlights — continued

	Class R6
	Year Ended September 30,				Period Ended September 30, 2019(1)
	2023	2022	2021	2020
Net asset value — Beginning of period	$ 21.48	$ 30.16	$ 24.43	$ 23.12	$ 21.50
Income (Loss) From Operations
Net investment income(2)	$ 0.65	$ 0.69	$ 0.75	$ 0.49	$ 0.51
Net realized and unrealized gain (loss)	4.56	(8.74)	5.34	1.25	1.11
Total income (loss) from operations	$ 5.21	$ (8.05)	$ 6.09	$ 1.74	$ 1.62
Less Distributions
From net investment income	$ (0.49)	$ (0.63)	$ (0.36)	$ (0.43)	$ —
Total distributions	$ (0.49)	$ (0.63)	$ (0.36)	$ (0.43)	$ —
Net asset value — End of period	$ 26.20	$ 21.48	$ 30.16	$ 24.43	$ 23.12
Total Return(3)	24.44%	(27.30)%	25.08%	7.59%	7.54% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$119,163	$93,719	$92,734	$29,215	$16,867
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.37%	0.37%	0.39%	0.46%	0.56% (6)
Net expenses	0.26% (7)	0.26% (7)	0.26%	0.26%	0.26% (6)
Net investment income	2.47%	2.52%	2.52%	2.13%	3.40% (6)
Portfolio Turnover	20%	14%	13%	18%	51% (8)

(1)	For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(8)	For the year ended September 30, 2019.
24
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert International Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert International Responsible Index, which measures the investment return of stocks issued by companies that are located in countries (other than the U.S.) with developed markets.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
25

Calvert
International Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 43,575,512	$ —	$ 43,575,512
Austria	—	2,206,079	—	2,206,079
Belgium	—	5,233,989	—	5,233,989
Canada	77,643,555	—	—	77,643,555
Denmark	—	21,458,531	—	21,458,531
Finland	—	8,475,222	—	8,475,222
France	—	77,476,952	—	77,476,952
Germany	352,211	51,641,041	—	51,993,252
Hong Kong	—	13,805,172	—	13,805,172
Ireland	4,403,419	9,221,313	—	13,624,732
Israel	1,280,627	2,464,842	—	3,745,469
Italy	—	14,533,230	—	14,533,230
Japan	—	140,628,705	—	140,628,705
Netherlands	3,451,981	31,741,320	—	35,193,301
New Zealand	—	1,489,225	—	1,489,225
Norway	—	5,403,889	—	5,403,889
Portugal	—	1,183,277	—	1,183,277
Singapore	706,201	7,352,351	—	8,058,552
South Korea	—	28,398,591	—	28,398,591
Spain	—	16,679,533	—	16,679,533
Sweden	924,438	19,926,874	—	20,851,312
Switzerland	6,231,883	68,347,142	—	74,579,025
Taiwan	—	36,059,355	—	36,059,355
United Kingdom	12,849,736	93,131,092	—	105,980,828
United States	175,499	—	—	175,499
Total Common Stocks	$108,019,550	$700,433,237 (1)	$ —	$808,452,787
Rights	$ 0	$ —	$ —	$ 0
Warrants	—	5,830	—	5,830
Short-Term Investments:
Affiliated Fund	5,693,673	—	—	5,693,673
Securities Lending Collateral	18,656,507	—	—	18,656,507
Total Investments	$132,369,730	$700,439,067	$ —	$832,808,797

(1)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
26

Calvert
International Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2023, the investment advisory fee amounted to $912,104.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, the investment advisory fee paid was reduced by $2,691 relating to the Fund's investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.54%, 0.29% and 0.26% for Class A, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2024. For the year ended September 30, 2023, CRM waived or reimbursed expenses of $783,810.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2023, CRM was paid administrative fees of $912,104.
27

Calvert
International Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2023 amounted to $176,482 for Class A shares.
The Fund was informed that EVD received $4,358 as its portion of the sales charge on sales of Class A shares and $8 of contingent deferred sales charges paid by Fund shareholders for the year ended September 30, 2023.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $18,013 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 ($30,000 prior to January 1, 2023) annual fee, Committee chairs receive an additional $15,000 ($6,000 prior to January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $234,633,201 and $151,742,337, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2023 and September 30, 2022 was as follows:
	Year Ended September 30,
	2023	2022
Ordinary income	$13,171,793	$13,482,824
During the year ended September 30, 2023, accumulated loss was increased by $2,163,215 and paid-in capital was increased by $2,163,215 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 16,221,276
Deferred capital losses	(28,602,878)
Net unrealized depreciation	(3,370,510)
Accumulated loss	$(15,752,112)
At September 30, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $28,602,878 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2023, $14,441,206 are short-term and $14,161,672 are long-term.
28

Calvert
International Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$836,144,478
Gross unrealized appreciation	$ 57,230,277
Gross unrealized depreciation	(60,565,958)
Net unrealized depreciation	$ (3,335,681)
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2023, the total value of securities on loan was $39,016,910 and the total value of collateral received was $41,039,551, comprised of cash of $18,656,507 and U.S. government and/or agencies securities of $22,383,044.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$18,656,507	$ —	$ —	$ —	$18,656,507
The carrying amount of the liability for deposits for securities loaned at September 30, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2023.
6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2023. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2023. Effective October 24, 2023, the Fund renewed its line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
29

Calvert
International Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

7  Affiliated Investments
At September 30, 2023, the value of the Fund’s investment in issuers and funds that may be deemed to be affiliated was $10,166,815, which represents 1.2% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Common Stocks
Mitsubishi UFJ Financial Group, Inc.	$2,568,839	$ 934,920	$ (1,352,205)	$ 224,163	$ 2,097,425	$ 4,473,142	$ 124,395	527,857
Short-Term Investments
Liquidity Fund	612	123,541,502	(117,848,441)	—	—	5,693,673	85,785	5,693,673
Total				$224,163	$2,097,425	$10,166,815	$210,180
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares were as follows:
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,675,822	$ 40,209,100	806,018	$ 22,595,079
Reinvestment of distributions	32,365	782,256	27,103	808,758
Shares redeemed	(778,671)	(19,952,950)	(396,281)	(10,955,414)
Net increase	929,516	$ 21,038,406	436,840	$ 12,448,423
Class I
Shares sold	8,917,762	$ 232,117,274	10,633,616	$ 286,200,830
Reinvestment of distributions	373,831	9,151,390	331,902	10,013,478
Shares redeemed	(7,388,558)	(185,762,285)	(5,113,555)	(131,615,637)
Net increase	1,903,035	$ 55,506,379	5,851,963	$ 164,598,671
Class R6
Shares sold	894,776	$ 23,011,517	2,182,164	$ 56,577,967
Reinvestment of distributions	86,724	2,120,397	60,894	1,836,567
Shares redeemed	(795,154)	(20,596,834)	(955,137)	(24,088,962)
Net increase	186,346	$ 4,535,080	1,287,921	$ 34,325,572
9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
30

Calvert
International Responsible Index Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert International Responsible Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert International Responsible Index Fund (the "Fund") (one of the funds constituting Calvert Responsible Index Series, Inc.), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020 and 2019 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
31

Calvert
International Responsible Index Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.
Qualified Dividend Income. For the fiscal year ended September 30, 2023, the Fund designates approximately $20,340,262, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Foreign Tax Credit. For the fiscal year ended September 30, 2023, the Fund paid foreign taxes of $2,162,898 and recognized foreign source income of $23,050,260.
32

Calvert
International Responsible Index Fund
September 30, 2023
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser.  The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates.  Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds.  Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
33

Calvert
International Responsible Index Fund
September 30, 2023
Board of Directors' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings.  During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements.  In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert International Responsible Index Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders.  Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure.  The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports.  The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources.  The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing.  The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser.  The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies.  The Board compared the Fund’s investment performance to that of the Fund’s peer universe and the index it is designed to track.  The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2022.  This performance data indicated that the Fund had underperformed the median of its peer universe and the index it is designed to track for the one-year period ended December 31, 2022, while it had outperformed the median of its peer universe and the index it is designed to track for the three- and five-year periods ended December 31, 2022.  The Board took into account management’s discussion of the Fund’s performance.  Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and the index it is designed to track.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense universe.  Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each at the
34

Calvert
International Responsible Index Fund
September 30, 2023
Board of Directors' Contract Approval — continued

respective median of the Fund’s expense universe.  The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses.  Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate.  In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation.  The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.  The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund.  Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time.  The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
35

Calvert
International Responsible Index Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 13, 2023, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
36

Calvert
International Responsible Index Fund
September 30, 2023
Management and Organization

Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Theodore H. Eliopoulos(1) 1964	Director and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Directors
Richard L. Baird, Jr.(2) 1948	Director	Since 2000	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(3) 1958	Director	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
John G. Guffey, Jr.(2) 1948	Director	Since 2000	President of Aurora Press Inc., a privately held publisher of trade paperbacks
(since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2000	Attorney. Other Directorships. Palm Management Corporation.
37

Calvert
International Responsible Index Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Eddie Ramos(3) 1967	Director	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management).
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Eliopoulos is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Effective December 31, 2023, Richard L. Baird, Jr. and John G. Guffey, Jr. will retire from the Board of Directors.
(3) Ms. Fang and Mr. Ramos began serving as Directors effective October 30, 2023.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
38

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

39

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
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How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
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■
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■
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State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
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Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
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Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
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40

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
41

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Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24195     9.30.23

Calvert
US Mid-Cap Core Responsible Index Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2023
Calvert
US Mid-Cap Core Responsible Index Fund

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For U.S. equity investors, the 12-month period ended September 30, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
During the opening two months of the period, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December 2022, equities lost ground as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for further rate hikes that would weigh on stock prices.
In January 2023, however, U.S. equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became the standout sector of the first half of 2023. Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. economy was doing surprisingly well.
But in the final two months of the period, the bond market halted the stock market’s momentum. As it became clear the Fed would keep rates higher for longer than investors had anticipated just a few months earlier, longer term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. Stock prices ended on a down note as the period came to a close.
For the period as a whole, however, U.S. equity performance was strong. The S&P 500®, a broad measure of U.S. stocks, returned 21.62%; the blue-chip Dow Jones Industrial Average® returned 19.18%; and the tech-heavy Nasdaq Composite Index® returned 26.11%.
Fund Performance
For the 12-month period ended September 30, 2023, Calvert US Mid-Cap Core Responsible Index Fund (the Fund) returned 11.63% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the Russell Midcap® Index (the Index), which returned 13.45%; and underperformed its secondary benchmark, the Calvert US Mid-Cap Core Responsible Index (the Calvert Index), which returned 12.01% during the period.
The Fund’s underperformance versus the Calvert Index was due to Fund expenses and fees, which the Calvert Index does not incur.
Of the 11 market sectors held by the Fund, all except the utilities and communication services sectors delivered positive returns during the period. The strongest-performing sectors were energy, industrials, and consumer discretionary. The weakest-performing sectors were utilities, communication services, and financials.
Detractors from Fund performance versus the Index included stock selections and an overweight position in the financials sector, which struggled under the weight of three of the largest bank failures in U.S. history during the period; stock selections in the information technology (IT) sector; and an underweight position in the energy sector.
In the financials sector, not owning Index component Apollo Global Management, Inc. (Apollo) detracted from returns relative to the Index during the period. New York-based private equity firm Apollo outperformed most of its peers in the financials sector during the period, with its stock price reaching an all-time high in September 2023.
In the IT sector, not owning Index component Palantir Technologies, Inc. (Palantir) detracted from Index-relative performance during the period. Software firm Palantir, which specializes in big data analytics, saw its stock price nearly double during the period, boosted by investor enthusiasm for artificial intelligence, or AI, that drove a technology stock rally during the first half of 2023.
In contrast, contributors to Fund performance versus the Index included stock selections and an underweight position in the real estate sector, which delivered negative returns in the Index during the period as property sales were hampered by rising mortgage rates and companies cut back on office space after the pandemic. An overweight position in the industrials sector and stock selections in the materials sector helped returns relative to the Index as well.
In the materials sector, not owning Index component Albemarle Corp. (Albemarle), a North Carolina-headquartered specialty chemicals firm that is one of the world’s largest producers of lithium, helped performance versus the Index. Albemarle’s stock price sank as the price of lithium, a key component of electric vehicle batteries, declined during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Performance

Portfolio Manager(s) Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/30/2015	10/30/2015	11.63%	6.16%	8.64%
Class A with 4.75% Maximum Sales Charge	—	—	6.34	5.13	7.97
Class I at NAV	10/30/2015	10/30/2015	11.92	6.44	8.96
Class R6 at NAV	02/01/2022	10/30/2015	11.91	6.44	8.96

Russell Midcap® Index	—	—	13.45%	6.38%	8.63%
Calvert US Mid-Cap Core Responsible Index	—	—	12.01	6.61	9.22

% Total Annual Operating Expense Ratios[3]	Class A	Class I	Class R6
Gross	0.66%	0.41%	0.37%
Net	0.49	0.24	0.20
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	10/30/2015	$1,973,346	N.A.
Class R6, at minimum investment	$5,000,000	10/30/2015	$9,869,185	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Trane Technologies PLC	0.6%
Carrier Global Corp.	0.6
PACCAR, Inc.	0.6
ON Semiconductor Corp.	0.6
Hilton Worldwide Holdings, Inc.	0.5
Old Dominion Freight Line, Inc.	0.5
Nucor Corp.	0.5
Centene Corp.	0.5
Ross Stores, Inc.	0.5
Baker Hughes Co.	0.5
Total	5.4%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell Midcap® Index is an unmanaged index of U.S. mid-cap stocks. Calvert US Mid-Cap Core Responsible Index (the “Calvert Index”) is composed of the common stocks of mid-size companies that operate their businesses in a manner that is consistent with the Calvert Principles for Responsible Investment. Mid-size companies are selected from the 1,000 largest publicly traded U.S. companies based on market capitalization, excluding real estate investment trusts, business development companies and approximately the 200 largest publicly traded U.S. companies. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund's or oldest share class's inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 979.00	$2.43 **	0.49%
Class I	$1,000.00	$ 980.40	$1.19 **	0.24%
Class R6	$1,000.00	$ 980.40	$0.99 **	0.20%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.61	$2.48 **	0.49%
Class I	$1,000.00	$1,023.87	$1.22 **	0.24%
Class R6	$1,000.00	$1,024.07	$1.01 **	0.20%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
**	Absent a waiver and/or reimbursement of expenses by an affiliate(s), expenses would be higher.
6

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Schedule of Investments

Common Stocks — 99.7%

Security	Shares	Value
Aerospace & Defense — 0.7%
Axon Enterprise, Inc.(1)	4,830	$ 961,122
Curtiss-Wright Corp.	2,651	518,615
HEICO Corp.	2,811	455,185
Hexcel Corp.	5,771	375,923
Woodward, Inc.	4,102	509,715
		$ 2,820,560
Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.	8,735	$ 752,346
Expeditors International of Washington, Inc.	10,064	1,153,636
GXO Logistics, Inc.(1)	7,989	468,555
		$ 2,374,537
Automobile Components — 0.9%
Aptiv PLC(1)	17,037	$ 1,679,678
Autoliv, Inc.	6,510	628,085
BorgWarner, Inc.	17,691	714,186
Lear Corp.	4,257	571,289
Visteon Corp.(1)	2,136	294,917
		$ 3,888,155
Automobiles — 0.4%
Harley-Davidson, Inc.	10,602	$ 350,502
Rivian Automotive, Inc., Class A(1)(2)	46,951	1,139,971
Thor Industries, Inc.	3,793	360,828
		$ 1,851,301
Banks — 2.9%
Bank OZK	6,536	$ 242,290
BOK Financial Corp.	1,626	130,047
Citizens Financial Group, Inc.	25,786	691,065
Columbia Banking System, Inc.	11,473	232,902
Comerica, Inc.	7,425	308,509
Commerce Bancshares, Inc.	6,202	297,572
Cullen/Frost Bankers, Inc.	3,386	308,837
East West Bancorp, Inc.	7,950	419,045
F.N.B. Corp.	19,707	212,639
Fifth Third Bancorp	36,586	926,723
First Citizens Bancshares, Inc., Class A	583	804,598
First Financial Bankshares, Inc.	7,537	189,329
First Horizon Corp.	27,131	298,984
Home BancShares, Inc.	11,222	234,989
Huntington Bancshares, Inc.	76,922	799,989
KeyCorp	51,782	557,174
M&T Bank Corp.	9,226	1,166,628
New York Community Bancorp, Inc.	37,701	427,529
Old National Bancorp	15,924	231,535
Pinnacle Financial Partners, Inc.	4,407	295,445
Security	Shares	Value
Banks (continued)
Popular, Inc.	3,520	$ 221,795
Prosperity Bancshares, Inc.	4,554	248,557
Regions Financial Corp.	50,570	869,804
SouthState Corp.	3,818	257,181
Synovus Financial Corp.	8,441	234,660
United Bankshares, Inc.	7,277	200,772
Valley National Bancorp	20,771	177,800
Webster Financial Corp.	9,837	396,529
Western Alliance Bancorp	5,186	238,400
Wintrust Financial Corp.	3,411	257,531
Zions Bancorp N.A.	8,037	280,411
		$ 12,159,269
Beverages — 0.2%
Celsius Holdings, Inc.(1)	2,645	$ 453,882
Coca-Cola Consolidated, Inc.	323	205,531
		$ 659,413
Biotechnology — 2.7%
ACADIA Pharmaceuticals, Inc.(1)	7,795	$ 162,448
Alkermes PLC(1)	10,299	288,475
Alnylam Pharmaceuticals, Inc.(1)	7,738	1,370,400
Apellis Pharmaceuticals, Inc.(1)	6,017	228,887
Arrowhead Pharmaceuticals, Inc.(1)	6,703	180,110
BioMarin Pharmaceutical, Inc.(1)	11,917	1,054,416
Blueprint Medicines Corp.(1)	3,857	193,698
Denali Therapeutics, Inc.(1)	6,972	143,832
Exact Sciences Corp.(1)	11,136	759,698
Exelixis, Inc.(1)	19,779	432,171
Halozyme Therapeutics, Inc.(1)	7,893	301,513
Horizon Therapeutics PLC(1)	13,249	1,532,777
Incyte Corp.(1)	11,320	653,956
Ionis Pharmaceuticals, Inc.(1)	8,633	391,593
Neurocrine Biosciences, Inc.(1)	5,932	667,350
Sarepta Therapeutics, Inc.(1)	5,642	683,923
Seagen, Inc.(1)	8,356	1,772,725
United Therapeutics Corp.(1)	2,855	644,859
		$ 11,462,831
Broadline Retail — 0.5%
eBay, Inc.	30,122	$ 1,328,079
Etsy, Inc.(1)	7,101	458,583
Macy's, Inc.	15,009	174,254
		$ 1,960,916
Building Products — 3.0%
A.O. Smith Corp.	8,753	$ 578,836
AAON, Inc.	4,707	267,687
Advanced Drainage Systems, Inc.	4,401	500,966
Allegion PLC	5,935	618,427

7
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Building Products (continued)
AZEK Co., Inc. (The)(1)	7,284	$ 216,626
Carlisle Cos., Inc.	3,696	958,225
Carrier Global Corp.	46,868	2,587,113
Fortune Brands Innovations, Inc.	7,425	461,538
Lennox International, Inc.	2,195	821,896
Masco Corp.	12,537	670,103
Owens Corning	6,682	911,492
Simpson Manufacturing Co., Inc.	2,969	444,786
Trane Technologies PLC	12,818	2,600,900
Trex Co., Inc.(1)	5,909	364,172
UFP Industries, Inc.	3,249	332,697
Zurn Elkay Water Solutions Corp., Class C	8,188	229,428
		$ 12,564,892
Capital Markets — 4.5%
Affiliated Managers Group, Inc.	2,012	$ 262,244
Ameriprise Financial, Inc.	5,677	1,871,593
Ares Management Corp., Class A	7,718	793,951
Bank of New York Mellon Corp. (The)	43,002	1,834,035
Blue Owl Capital, Inc.	23,715	307,346
Carlyle Group, Inc. (The)	10,454	315,293
Cboe Global Markets, Inc.	5,668	885,398
Coinbase Global, Inc., Class A(1)	9,578	719,116
Evercore, Inc., Class A	1,948	268,590
FactSet Research Systems, Inc.	2,619	1,145,184
Franklin Resources, Inc.	15,197	373,542
Hamilton Lane, Inc., Class A	2,260	204,394
Houlihan Lokey, Inc.	2,820	302,078
Interactive Brokers Group, Inc., Class A	5,214	451,324
Invesco, Ltd.	23,272	337,910
Jefferies Financial Group, Inc.	11,623	425,751
LPL Financial Holdings, Inc.	4,098	973,890
MarketAxess Holdings, Inc.	2,515	537,305
Morningstar, Inc.	1,823	427,020
Nasdaq, Inc.	18,334	890,849
Northern Trust Corp.	11,511	799,784
Raymond James Financial, Inc.	10,242	1,028,604
SEI Investments Co.	5,980	360,175
State Street Corp.	17,379	1,163,698
Stifel Financial Corp.	5,611	344,740
T. Rowe Price Group, Inc.	12,294	1,289,272
Tradeweb Markets, Inc., Class A	6,300	505,260
		$ 18,818,346
Chemicals — 1.9%
Ashland, Inc.	3,701	$ 302,298
Axalta Coating Systems, Ltd.(1)	15,330	412,377
Balchem Corp.	2,244	278,346
Cabot Corp.	3,842	266,135
Celanese Corp.	7,441	933,994
Eastman Chemical Co.	8,377	642,684
Security	Shares	Value
Chemicals (continued)
Element Solutions, Inc.	14,382	$ 282,031
FMC Corp.	8,644	578,889
Huntsman Corp.	11,838	288,847
International Flavors & Fragrances, Inc.	17,242	1,175,387
Livent Corp.(1)	12,517	230,438
Mosaic Co. (The)	23,075	821,470
PPG Industries, Inc.	13,923	1,807,205
		$ 8,020,101
Commercial Services & Supplies — 0.7%
Casella Waste Systems, Inc., Class A(1)	3,620	$ 276,206
Clean Harbors, Inc.(1)	3,589	600,655
MSA Safety, Inc.	2,436	384,035
Rollins, Inc.	17,379	648,758
Stericycle, Inc.(1)	6,564	293,476
Tetra Tech, Inc.	3,749	569,961
		$ 2,773,091
Communications Equipment — 0.4%
Ciena Corp.(1)	9,391	$ 443,819
F5, Inc.(1)	3,651	588,322
Juniper Networks, Inc.	19,233	534,485
Lumentum Holdings, Inc.(1)	3,840	173,491
Viasat, Inc.(1)(2)	4,657	85,968
		$ 1,826,085
Construction & Engineering — 1.1%
AECOM	9,844	$ 817,446
Comfort Systems USA, Inc.	2,523	429,944
EMCOR Group, Inc.	3,330	700,599
MasTec, Inc.(1)	4,274	307,600
Quanta Services, Inc.	8,574	1,603,938
Valmont Industries, Inc.	1,414	339,657
WillScot Mobile Mini Holdings Corp.(1)	14,169	589,289
		$ 4,788,473
Construction Materials — 0.5%
Summit Materials, Inc., Class A(1)	14,299	$ 445,271
Vulcan Materials Co.	8,096	1,635,554
		$ 2,080,825
Consumer Finance — 0.9%
Ally Financial, Inc.	17,130	$ 457,028
Credit Acceptance Corp.(1)	386	177,606
Discover Financial Services	13,617	1,179,641
FirstCash Holdings, Inc.	2,107	211,501
OneMain Holdings, Inc.	6,476	259,623
SLM Corp.	12,832	174,772
SoFi Technologies, Inc.(1)(2)	52,094	416,231

8
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Consumer Finance (continued)
Synchrony Financial	23,594	$ 721,268
		$ 3,597,670
Consumer Staples Distribution & Retail — 2.0%
Albertsons Cos., Inc., Class A	25,792	$ 586,768
BJ's Wholesale Club Holdings, Inc.(1)	7,646	545,695
Casey's General Stores, Inc.	2,303	625,311
Dollar Tree, Inc.(1)	12,677	1,349,467
Kroger Co. (The)	41,882	1,874,219
Performance Food Group Co.(1)	9,328	549,046
Sprouts Farmers Market, Inc.(1)	6,509	278,585
Sysco Corp.	29,417	1,942,993
US Foods Holding Corp.(1)	15,194	603,202
		$ 8,355,286
Containers & Packaging — 1.6%
AptarGroup, Inc.	4,496	$ 562,180
Avery Dennison Corp.	5,419	989,889
Ball Corp.	21,567	1,073,605
Berry Global Group, Inc.	8,276	512,367
Crown Holdings, Inc.	8,357	739,427
Graphic Packaging Holding Co.	21,161	471,467
Packaging Corp. of America	6,079	933,431
Sealed Air Corp.	9,477	311,414
Silgan Holdings, Inc.	5,980	257,798
Sonoco Products Co.	6,715	364,960
WestRock Co.	16,864	603,731
		$ 6,820,269
Distributors — 0.6%
Genuine Parts Co.	8,038	$ 1,160,527
LKQ Corp.	15,212	753,146
Pool Corp.	2,124	756,356
		$ 2,670,029
Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc.(1)	3,630	$ 295,700
Duolingo, Inc.(1)	1,645	272,856
H&R Block, Inc.	9,669	416,347
Service Corp. International	10,044	573,914
		$ 1,558,817
Diversified Telecommunication Services — 0.1%
Iridium Communications, Inc.	7,871	$ 358,052
		$ 358,052
Electric Utilities — 2.0%
Alliant Energy Corp.	17,850	$ 864,833
Avangrid, Inc.	5,056	152,540
Constellation Energy Corp.	18,985	2,070,884
Security	Shares	Value
Electric Utilities (continued)
Evergy, Inc.	16,102	$ 816,371
Eversource Energy	21,882	1,272,438
IDACORP, Inc.	3,588	336,016
NRG Energy, Inc.	15,935	613,816
PNM Resources, Inc.	6,048	269,801
Portland General Electric Co.	6,296	254,862
Xcel Energy, Inc.	32,894	1,882,195
		$ 8,533,756
Electrical Equipment — 2.1%
Acuity Brands, Inc.	2,176	$ 370,595
AMETEK, Inc.	13,447	1,986,929
Atkore, Inc.(1)	2,624	391,474
EnerSys	2,345	222,001
Generac Holdings, Inc.(1)	4,201	457,741
Hubbell, Inc.	3,707	1,161,811
nVent Electric PLC	11,422	605,252
Plug Power, Inc.(1)(2)	31,087	236,261
Regal Rexnord Corp.	4,618	659,820
Rockwell Automation, Inc.	6,760	1,932,481
Sensata Technologies Holding PLC	10,261	388,071
Sunrun, Inc.(1)	10,890	136,778
		$ 8,549,214
Electronic Equipment, Instruments & Components — 3.1%
Advanced Energy Industries, Inc.	2,604	$ 268,524
Arrow Electronics, Inc.(1)	3,078	385,489
Avnet, Inc.	4,977	239,842
Badger Meter, Inc.	2,049	294,790
Belden, Inc.	2,903	280,285
CDW Corp.	8,146	1,643,537
Cognex Corp.	11,626	493,407
Coherent Corp.(1)	7,960	259,814
Corning, Inc.	47,557	1,449,062
Insight Enterprises, Inc.(1)	1,629	237,019
IPG Photonics Corp.(1)	1,997	202,775
Jabil, Inc.	7,808	990,757
Keysight Technologies, Inc.(1)	11,155	1,475,918
Littelfuse, Inc.	1,682	415,992
National Instruments Corp.	8,306	495,204
Novanta, Inc.(1)	2,521	361,612
TD SYNNEX Corp.	2,378	237,467
Teledyne Technologies, Inc.(1)	3,070	1,254,341
Trimble, Inc.(1)	17,241	928,600
Vishay Intertechnology, Inc.	8,036	198,650
Zebra Technologies Corp., Class A(1)	3,267	772,744
		$ 12,885,829

9
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Energy Equipment & Services — 0.5%
Baker Hughes Co.	58,757	$ 2,075,297
		$ 2,075,297
Entertainment — 2.1%
AMC Entertainment Holdings, Inc., Class A(1)	10,671	$ 85,261
Atlanta Braves Holdings, Inc., Class C(1)	3,685	131,665
Electronic Arts, Inc.	14,569	1,754,108
Liberty Media Corp.-Liberty Formula One, Class A(1)	16,419	928,330
Liberty Media Corp.-Liberty Live, Class A(1)	4,495	143,480
Live Nation Entertainment, Inc.(1)	9,836	816,781
Madison Square Garden Sports Corp.	1,120	197,456
ROBLOX Corp., Class A(1)(2)	29,178	844,995
Roku, Inc.(1)	7,867	555,332
Take-Two Interactive Software, Inc.(1)	9,685	1,359,677
Warner Bros. Discovery, Inc.(1)	141,875	1,540,763
Warner Music Group Corp., Class A	8,815	276,791
		$ 8,634,639
Financial Services — 1.8%
Affirm Holdings, Inc.(1)	14,097	$ 299,843
Block, Inc., Class A(1)	31,449	1,391,933
Equitable Holdings, Inc.	18,805	533,874
Essent Group, Ltd.	5,226	247,137
Euronet Worldwide, Inc.(1)	3,005	238,537
Fidelity National Information Services, Inc.	34,694	1,917,537
Jack Henry & Associates, Inc.	4,523	683,606
MGIC Investment Corp.	14,352	239,535
Radian Group, Inc.	8,727	219,135
Shift4 Payments, Inc., Class A(1)	3,586	198,557
Toast, Inc., Class A(1)(2)	23,001	430,809
Voya Financial, Inc.	5,522	366,937
Western Union Co. (The)	23,174	305,433
WEX, Inc.(1)	2,708	509,348
		$ 7,582,221
Food Products — 2.0%
Bunge, Ltd.	9,412	$ 1,018,849
Campbell Soup Co.	12,411	509,844
Conagra Brands, Inc.	29,245	801,898
Darling Ingredients, Inc.(1)	9,843	513,805
Flowers Foods, Inc.	12,739	282,551
Hormel Foods Corp.	17,319	658,641
Ingredion, Inc.	3,889	382,678
JM Smucker Co. (The)	6,079	747,170
Kellogg Co.	15,914	947,042
Lamb Weston Holdings, Inc.	8,909	823,726
Lancaster Colony Corp.	1,226	202,327
McCormick & Co., Inc.	16,408	1,241,101
Simply Good Foods Co. (The)(1)	6,044	208,639
		$ 8,338,271
Security	Shares	Value
Gas Utilities — 0.4%
National Fuel Gas Co.	6,263	$ 325,112
New Jersey Resources Corp.	6,884	279,697
ONE Gas, Inc.	3,881	264,995
Southwest Gas Holdings, Inc.	4,743	286,525
UGI Corp.	14,881	342,263
		$ 1,498,592
Ground Transportation — 1.5%
Avis Budget Group, Inc.(1)	1,873	$ 336,559
J.B. Hunt Transport Services, Inc.	5,785	1,090,588
Knight-Swift Transportation Holdings, Inc.	10,854	544,328
Landstar System, Inc.	2,708	479,154
Old Dominion Freight Line, Inc.	5,397	2,208,129
Ryder System, Inc.	3,387	362,240
Saia, Inc.(1)	2,004	798,895
XPO, Inc.(1)	8,175	610,345
		$ 6,430,238
Health Care Equipment & Supplies — 4.0%
Align Technology, Inc.(1)	4,509	$ 1,376,688
Baxter International, Inc.	31,205	1,177,677
CONMED Corp.	1,975	199,179
Cooper Cos., Inc. (The)	3,061	973,429
DENTSPLY SIRONA, Inc.	13,168	449,819
Envista Holdings Corp.(1)	9,825	273,921
GE HealthCare Technologies, Inc.	23,987	1,632,075
Globus Medical, Inc., Class A(1)	5,301	263,195
Haemonetics Corp.(1)	3,264	292,389
Hologic, Inc.(1)	15,041	1,043,845
ICU Medical, Inc.(1)	1,302	154,951
Inari Medical, Inc.(1)	3,134	204,964
Inspire Medical Systems, Inc.(1)	1,813	359,772
Insulet Corp.(1)	4,499	717,545
iRhythm Technologies, Inc.(1)	1,941	182,959
Lantheus Holdings, Inc.(1)	4,530	314,744
Masimo Corp.(1)	3,010	263,917
Merit Medical Systems, Inc.(1)	3,661	252,682
Neogen Corp.(1)	14,078	261,006
Novocure, Ltd.(1)	6,175	99,726
Penumbra, Inc.(1)	2,374	574,294
QuidelOrtho Corp.(1)	3,145	229,711
ResMed, Inc.	9,172	1,356,264
Shockwave Medical, Inc.(1)	2,245	446,979
STERIS PLC	6,185	1,357,113
Teleflex, Inc.	2,997	588,641
Zimmer Biomet Holdings, Inc.	12,866	1,443,822
		$ 16,491,307
Health Care Providers & Services — 2.2%
agilon health, Inc.(1)(2)	20,080	$ 356,621

10
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Health Care Providers & Services (continued)
AMN Healthcare Services, Inc.(1)	2,702	$ 230,156
Centene Corp.(1)	31,799	2,190,315
Chemed Corp.	912	473,966
DaVita, Inc.(1)	3,380	319,511
Encompass Health Corp.	6,172	414,512
Ensign Group, Inc. (The)	3,217	298,956
HealthEquity, Inc.(1)	5,312	388,042
Henry Schein, Inc.(1)	8,095	601,054
Laboratory Corp. of America Holdings	5,497	1,105,172
Molina Healthcare, Inc.(1)	3,626	1,188,929
Option Care Health, Inc.(1)	10,127	327,609
Progyny, Inc.(1)	4,969	169,045
Quest Diagnostics, Inc.	6,948	846,683
R1 RCM, Inc.(1)	8,876	133,761
Select Medical Holdings Corp.	6,829	172,569
		$ 9,216,901
Health Care Technology — 0.5%
Doximity, Inc., Class A(1)	8,070	$ 171,245
Veeva Systems, Inc., Class A(1)	8,709	1,771,846
		$ 1,943,091
Hotels, Restaurants & Leisure — 2.6%
Aramark	15,941	$ 553,153
Choice Hotels International, Inc.(2)	2,103	257,638
Darden Restaurants, Inc.	7,577	1,085,178
Domino's Pizza, Inc.	2,155	816,292
Expedia Group, Inc.(1)	8,959	923,404
Hilton Grand Vacations, Inc.(1)	5,325	216,727
Hilton Worldwide Holdings, Inc.	14,766	2,217,558
Hyatt Hotels Corp., Class A	3,122	331,182
Marriott Vacations Worldwide Corp.	2,312	232,657
Planet Fitness, Inc., Class A(1)	5,387	264,933
Texas Roadhouse, Inc.	4,259	409,290
Vail Resorts, Inc.	2,526	560,494
Wendy's Co. (The)	10,822	220,877
Wingstop, Inc.	1,849	332,524
Wyndham Hotels & Resorts, Inc.	5,750	399,855
Yum! Brands, Inc.	16,202	2,024,278
		$ 10,846,040
Household Durables — 2.1%
D.R. Horton, Inc.	17,220	$ 1,850,633
KB Home	5,655	261,713
Leggett & Platt, Inc.	6,998	177,819
Lennar Corp., Class A	15,607	1,751,574
Meritage Homes Corp.	2,546	311,605
Mohawk Industries, Inc.(1)	3,008	258,117
Newell Brands, Inc.	23,981	216,549
NVR, Inc.(1)	204	1,216,513
PulteGroup, Inc.	14,757	1,092,756
Security	Shares	Value
Household Durables (continued)
Taylor Morrison Home Corp.(1)	7,539	$ 321,237
Tempur Sealy International, Inc.	9,533	413,160
TopBuild Corp.(1)	2,265	569,874
Whirlpool Corp.	3,196	427,305
		$ 8,868,855
Household Products — 0.5%
Church & Dwight Co., Inc.	14,162	$ 1,297,664
Clorox Co. (The)	6,972	913,750
		$ 2,211,414
Independent Power and Renewable Electricity Producers — 0.3%
AES Corp. (The)	47,294	$ 718,869
Brookfield Renewable Corp., Class A	9,145	218,931
Clearway Energy, Inc., Class C	8,091	171,206
Ormat Technologies, Inc.	3,484	243,601
		$ 1,352,607
Insurance — 4.9%
Allstate Corp. (The)	14,476	$ 1,612,771
American Financial Group, Inc.	4,270	476,831
Arch Capital Group, Ltd.(1)	20,161	1,607,033
Assurant, Inc.	2,902	416,669
Axis Capital Holdings, Ltd.	4,475	252,256
Brown & Brown, Inc.	16,192	1,130,849
Cincinnati Financial Corp.	8,287	847,677
Enstar Group, Ltd.(1)	741	179,322
Erie Indemnity Co., Class A	1,369	402,199
Everest Group, Ltd.	2,282	848,151
Fidelity National Financial, Inc.	13,691	565,438
First American Financial Corp.	6,289	355,266
Globe Life, Inc.	5,336	580,183
Hanover Insurance Group, Inc. (The)	2,094	232,392
Hartford Financial Services Group, Inc. (The)	16,532	1,172,284
Kinsale Capital Group, Inc.	1,152	477,078
Lincoln National Corp.	8,383	206,976
Markel Group, Inc.(1)	709	1,043,995
Old Republic International Corp.	13,999	377,133
Primerica, Inc.	2,052	398,109
Principal Financial Group, Inc.	13,381	964,369
Prudential Financial, Inc.	19,898	1,888,121
Reinsurance Group of America, Inc.	3,668	532,557
RenaissanceRe Holdings, Ltd.	2,765	547,249
RLI Corp.	2,157	293,115
Ryan Specialty Holdings, Inc.(1)	5,110	247,324
Selective Insurance Group, Inc.	3,276	337,985
Unum Group	10,360	509,608
W.R. Berkley Corp.	10,993	697,946
White Mountains Insurance Group, Ltd.	140	209,397

11
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Insurance (continued)
Willis Towers Watson PLC	5,665	$ 1,183,758
		$ 20,594,041
Interactive Media & Services — 0.5%
IAC, Inc.(1)	4,419	$ 222,673
Pinterest, Inc., Class A(1)	36,114	976,162
Snap, Inc., Class A(1)	62,954	560,920
ZoomInfo Technologies, Inc.(1)	17,961	294,560
		$ 2,054,315
IT Services — 2.8%
Akamai Technologies, Inc.(1)	9,224	$ 982,725
Amdocs, Ltd.	7,619	643,729
Cloudflare, Inc., Class A(1)	18,165	1,145,122
Cognizant Technology Solutions Corp., Class A	29,266	1,982,479
DXC Technology Co.(1)	12,323	256,688
EPAM Systems, Inc.(1)	3,568	912,302
Gartner, Inc.(1)	4,700	1,614,967
MongoDB, Inc.(1)	4,225	1,461,259
Okta, Inc.(1)	9,699	790,565
Twilio, Inc., Class A(1)	10,912	638,679
VeriSign, Inc.(1)	5,829	1,180,547
		$ 11,609,062
Leisure Products — 0.3%
Brunswick Corp.	4,669	$ 368,851
Hasbro, Inc.	7,012	463,774
Mattel, Inc.(1)	20,173	444,411
		$ 1,277,036
Life Sciences Tools & Services — 3.5%
10X Genomics, Inc., Class A(1)	5,473	$ 225,761
Agilent Technologies, Inc.	17,221	1,925,652
Avantor, Inc.(1)	42,633	898,704
Bio-Rad Laboratories, Inc., Class A(1)	1,295	464,193
Bio-Techne Corp.	9,800	667,086
Bruker Corp.	6,113	380,840
Charles River Laboratories International, Inc.(1)	3,106	608,714
Fortrea Holdings, Inc.(1)	5,726	163,706
Illumina, Inc.(1)	9,758	1,339,578
IQVIA Holdings, Inc.(1)	10,411	2,048,364
Medpace Holdings, Inc.(1)	1,478	357,868
Mettler-Toledo International, Inc.(1)	1,321	1,463,761
Repligen Corp.(1)	3,261	518,532
Revvity, Inc.	7,946	879,622
Waters Corp.(1)	3,811	1,045,014
West Pharmaceutical Services, Inc.	4,424	1,659,929
		$ 14,647,324
Security	Shares	Value
Machinery — 6.2%
AGCO Corp.	4,113	$ 486,486
Allison Transmission Holdings, Inc.	6,336	374,204
Chart Industries, Inc.(1)(2)	2,977	503,470
CNH Industrial NV	63,463	767,902
Cummins, Inc.	8,384	1,915,409
Donaldson Co., Inc.	8,351	498,054
Dover Corp.	9,294	1,296,606
Esab Corp.	3,968	278,633
Flowserve Corp.	8,787	349,459
Fortive Corp.	21,461	1,591,548
Franklin Electric Co., Inc.	2,790	248,952
Graco, Inc.	11,611	846,210
IDEX Corp.	5,242	1,090,441
Ingersoll Rand, Inc.	24,430	1,556,680
ITT, Inc.	5,672	555,345
Lincoln Electric Holdings, Inc.	3,846	699,164
Middleby Corp. (The)(1)	3,496	447,488
Mueller Industries, Inc.	3,897	292,898
Nordson Corp.	3,421	763,464
Oshkosh Corp.	4,574	436,497
Otis Worldwide Corp.	24,251	1,947,598
PACCAR, Inc.	29,286	2,489,896
Pentair PLC	11,405	738,474
Snap-on, Inc.	3,687	940,406
SPX Technologies, Inc.(1)	3,070	249,898
Stanley Black & Decker, Inc.	10,163	849,423
Timken Co. (The)	4,197	308,437
Toro Co. (The)	7,326	608,791
Watts Water Technologies, Inc., Class A	1,782	307,965
Westinghouse Air Brake Technologies Corp.	11,554	1,227,844
Xylem, Inc.	14,711	1,339,142
		$ 26,006,784
Media — 1.6%
Cable One, Inc.	288	$ 177,304
Interpublic Group of Cos., Inc. (The)	26,279	753,156
Liberty Broadband Corp., Class C(1)	8,435	770,284
New York Times Co. (The), Class A	10,955	451,346
Nexstar Media Group, Inc., Class A	2,333	334,482
Omnicom Group, Inc.	13,500	1,005,480
Paramount Global, Class B	40,461	521,947
Sirius XM Holdings, Inc.(2)	45,740	206,745
TEGNA, Inc.	15,839	230,774
Trade Desk, Inc. (The), Class A(1)	26,110	2,040,497
		$ 6,492,015
Metals & Mining — 1.3%
ATI, Inc.(1)	13,547	$ 557,459
Commercial Metals Co.	11,564	571,377
Nucor Corp.	14,078	2,201,095

12
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Metals & Mining (continued)
Reliance Steel & Aluminum Co.	3,976	$ 1,042,627
Steel Dynamics, Inc.	10,744	1,151,972
		$ 5,524,530
Multi-Utilities — 2.3%
Ameren Corp.	17,065	$ 1,276,974
Black Hills Corp.	4,695	237,520
CMS Energy Corp.	19,477	1,034,424
Consolidated Edison, Inc.	20,318	1,737,799
DTE Energy Co.	13,137	1,304,241
NiSource, Inc.	28,373	700,246
Public Service Enterprise Group, Inc.	29,695	1,689,942
WEC Energy Group, Inc.	18,971	1,528,114
		$ 9,509,260
Oil, Gas & Consumable Fuels — 0.1%
Denbury, Inc.(1)	6,035	$ 591,490
		$ 591,490
Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	3,842	$ 212,347
		$ 212,347
Passenger Airlines — 0.9%
Alaska Air Group, Inc.(1)	9,950	$ 368,946
American Airlines Group, Inc.(1)	48,914	626,589
Delta Air Lines, Inc.	39,886	1,475,782
Southwest Airlines Co.	40,046	1,084,045
		$ 3,555,362
Personal Care Products — 0.2%
BellRing Brands, Inc.(1)	7,725	$ 318,502
Coty, Inc., Class A(1)	20,673	226,783
e.l.f. Beauty, Inc.(1)	2,981	327,403
		$ 872,688
Pharmaceuticals — 0.6%
Catalent, Inc.(1)	11,345	$ 516,538
Elanco Animal Health, Inc.(1)	29,425	330,737
Jazz Pharmaceuticals PLC(1)	3,844	497,567
Organon & Co.	15,282	265,296
Perrigo Co. PLC	8,111	259,146
Royalty Pharma PLC, Class A	24,409	662,460
		$ 2,531,744
Professional Services — 3.6%
Alight, Inc., Class A(1)	17,236	$ 122,203
Booz Allen Hamilton Holding Corp.	8,789	960,374
Broadridge Financial Solutions, Inc.	7,387	1,322,642
Ceridian HCM Holding, Inc.(1)	9,078	615,942
Security	Shares	Value
Professional Services (continued)
Concentrix Corp.	2,636	$ 211,170
CoStar Group, Inc.(1)	23,786	1,828,906
Dun & Bradstreet Holdings, Inc.	17,016	169,990
Equifax, Inc.	7,444	1,363,592
ExlService Holdings, Inc.(1)	10,435	292,597
Exponent, Inc.	3,167	271,095
FTI Consulting, Inc.(1)	2,273	405,526
Genpact, Ltd.	10,696	387,195
Insperity, Inc.	2,477	241,755
ManpowerGroup, Inc.	3,109	227,952
Maximus, Inc.	4,140	309,175
Paycom Software, Inc.	3,264	846,257
Paylocity Holding Corp.(1)	2,536	460,791
Robert Half, Inc.	7,167	525,198
Science Applications International Corp.	3,282	346,382
SS&C Technologies Holdings, Inc.	13,290	698,257
TransUnion	13,174	945,762
TriNet Group, Inc.(1)	2,630	306,343
Verisk Analytics, Inc.	8,478	2,002,843
		$ 14,861,947
Real Estate Management & Development — 0.7%
CBRE Group, Inc., Class A(1)	19,216	$ 1,419,294
Howard Hughes Holdings, Inc.(1)	2,612	193,628
Jones Lang LaSalle, Inc.(1)	3,367	475,353
Zillow Group, Inc., Class C(1)	13,451	620,898
		$ 2,709,173
Semiconductors & Semiconductor Equipment — 3.2%
Allegro MicroSystems, Inc.(1)	4,112	$ 131,337
Amkor Technology, Inc.	6,095	137,747
Cirrus Logic, Inc.(1)	3,188	235,785
Diodes, Inc.(1)	2,793	220,200
Enphase Energy, Inc.(1)	7,725	928,159
Entegris, Inc.	9,483	890,549
First Solar, Inc.(1)	5,814	939,484
Lattice Semiconductor Corp.(1)	8,773	753,864
MKS Instruments, Inc.	4,072	352,391
Monolithic Power Systems, Inc.	2,785	1,286,670
ON Semiconductor Corp.(1)	24,467	2,274,208
Onto Innovation, Inc.(1)	3,075	392,124
Power Integrations, Inc.	3,455	263,651
Qorvo, Inc.(1)	6,319	603,275
Rambus, Inc.(1)	6,918	385,955
Silicon Laboratories, Inc.(1)	2,099	243,253
Skyworks Solutions, Inc.	10,051	990,928
SolarEdge Technologies, Inc.(1)	3,149	407,827
Teradyne, Inc.	9,897	994,253
Universal Display Corp.	2,854	448,049

13
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Wolfspeed, Inc.(1)(2)	7,492	$ 285,445
		$ 13,165,154
Software — 5.1%
Altair Engineering, Inc., Class A(1)	3,186	$ 199,316
ANSYS, Inc.(1)	5,296	1,575,825
AppFolio, Inc., Class A(1)	1,187	216,782
AppLovin Corp., Class A(1)	10,452	417,662
Aspen Technology, Inc.(1)	1,693	345,812
BILL Holdings, Inc.(1)	6,374	692,025
Box, Inc., Class A(1)	8,902	215,517
Confluent, Inc., Class A(1)	12,496	370,007
Datadog, Inc., Class A(1)	16,284	1,483,310
DocuSign, Inc.(1)	12,844	539,448
Dolby Laboratories, Inc., Class A	3,612	286,287
Dropbox, Inc., Class A(1)	16,754	456,211
Dynatrace, Inc.(1)	14,982	700,109
Elastic NV(1)	4,871	395,720
Fair Isaac Corp.(1)	1,558	1,353,170
Five9, Inc.(1)	4,512	290,122
Gen Digital, Inc.	36,826	651,084
Guidewire Software, Inc.(1)	5,110	459,900
HashiCorp, Inc., Class A(1)	4,655	106,274
HubSpot, Inc.(1)	2,957	1,456,322
Manhattan Associates, Inc.(1)	3,879	766,723
New Relic, Inc.(1)	4,091	350,271
Nutanix, Inc., Class A(1)	15,011	523,584
PTC, Inc.(1)	7,429	1,052,541
Qualys, Inc.(1)	2,369	361,391
SentinelOne, Inc., Class A(1)	13,560	228,622
Smartsheet, Inc., Class A(1)	8,043	325,420
Splunk, Inc.(1)	9,538	1,394,933
SPS Commerce, Inc.(1)	2,319	395,645
Tenable Holdings, Inc.(1)	7,268	325,606
Teradata Corp.(1)	6,369	286,732
Tyler Technologies, Inc.(1)	2,588	999,330
Workiva, Inc.(1)	2,989	302,905
Zoom Video Communications, Inc., Class A(1)	14,015	980,209
Zscaler, Inc.(1)	5,416	842,675
		$ 21,347,490
Specialty Retail — 2.7%
Academy Sports & Outdoors, Inc.	4,451	$ 210,399
Advance Auto Parts, Inc.	3,394	189,827
Asbury Automotive Group, Inc.(1)	1,258	289,428
AutoNation, Inc.(1)	1,574	238,304
Bath & Body Works, Inc.	13,518	456,908
Best Buy Co., Inc.	10,890	756,528
Burlington Stores, Inc.(1)	3,793	513,193
CarMax, Inc.(1)	8,973	634,660
Chewy, Inc., Class A(1)	5,235	95,591
Security	Shares	Value
Specialty Retail (continued)
Dick's Sporting Goods, Inc.	3,342	$ 362,874
Five Below, Inc.(1)	3,077	495,089
Floor & Decor Holdings, Inc., Class A(1)	6,025	545,263
GameStop Corp., Class A(1)	15,037	247,509
Lithia Motors, Inc., Class A	1,489	439,746
Penske Automotive Group, Inc.	1,069	178,587
RH (1)(2)	1,003	265,153
Ross Stores, Inc.	19,362	2,186,938
Tractor Supply Co.	6,163	1,251,397
Ulta Beauty, Inc.(1)	2,801	1,118,860
Wayfair, Inc., Class A(1)(2)	4,177	253,001
Williams-Sonoma, Inc.(2)	3,751	582,905
		$ 11,312,160
Technology Hardware, Storage & Peripherals — 1.7%
Dell Technologies, Inc., Class C	15,839	$ 1,091,307
Hewlett Packard Enterprise Co.	80,218	1,393,387
HP, Inc.	53,575	1,376,877
NetApp, Inc.	13,145	997,442
Pure Storage, Inc., Class A(1)	18,506	659,184
Seagate Technology Holdings PLC	13,143	866,781
Western Digital Corp.(1)	19,649	896,584
		$ 7,281,562
Textiles, Apparel & Luxury Goods — 0.8%
Capri Holdings, Ltd.(1)	6,984	$ 367,428
Columbia Sportswear Co.	1,821	134,936
Crocs, Inc.(1)	3,502	308,982
Deckers Outdoor Corp.(1)	1,519	780,903
PVH Corp.	3,789	289,896
Ralph Lauren Corp.	2,229	258,765
Skechers USA, Inc., Class A(1)	7,779	380,782
Tapestry, Inc.	12,552	360,870
VF Corp.	20,718	366,087
		$ 3,248,649
Trading Companies & Distributors — 1.8%
Air Lease Corp.	7,519	$ 296,324
Applied Industrial Technologies, Inc.	2,667	412,345
Beacon Roofing Supply, Inc.(1)	2,779	214,455
Core & Main, Inc., Class A(1)	5,671	163,608
Fastenal Co.	32,917	1,798,585
GATX Corp.	2,453	266,960
MSC Industrial Direct Co., Inc., Class A	2,645	259,607
SiteOne Landscape Supply, Inc.(1)	2,411	394,078
United Rentals, Inc.	4,036	1,794,285
W.W. Grainger, Inc.	2,536	1,754,506
WESCO International, Inc.	2,482	356,961
		$ 7,711,714

14
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Water Utilities — 0.5%
American Water Works Co., Inc.	11,842	$ 1,466,395
Essential Utilities, Inc.	18,633	639,671
		$ 2,106,066
Total Common Stocks (identified cost $398,463,698)		$416,089,103

Rights — 0.0%(3)

Security	Shares	Value
Health Care Equipment & Supplies — 0.0%(3)
Abiomed, Inc., CVR(1)(4)(5)	2,600	$ 2,652
Total Rights (identified cost $2,652)		$ 2,652

Short-Term Investments — 0.3%
Affiliated Fund — 0.1%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(6)	469,965	$ 469,965
Total Affiliated Fund (identified cost $469,965)		$ 469,965
Securities Lending Collateral — 0.2%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(7)	727,130	$ 727,130
Total Securities Lending Collateral (identified cost $727,130)		$ 727,130
Total Short-Term Investments (identified cost $1,197,095)		$ 1,197,095
Total Investments — 100.0% (identified cost $399,663,445)		$417,288,850
Other Assets, Less Liabilities — (0.0)%(3)		$ (109,351)
Net Assets — 100.0%		$ 417,179,499

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2023. The aggregate market value of securities on loan at September 30, 2023 was $4,271,071.
(3)	Amount is less than 0.05% or (0.05)%, as applicable.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(5)	Restricted security. Total market value of restricted securities amounts to $2,652, which represents less than 0.05% of the net assets of the Fund as of September 30, 2023.
(6)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.
(7)	Represents investment of cash collateral received in connection with securities lending.

Restricted Securities
Description	Acquisition Date	Cost
Abiomed, Inc., CVR	12/28/22	$2,652

15
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Abbreviations:
CVR	– Contingent Value Rights
16
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $399,193,480) - including $4,271,071 of securities on loan	$ 416,818,885
Investments in securities of affiliated issuers, at value (identified cost $469,965)	469,965
Cash	290,401
Cash denominated in foreign currency, at value (cost $1,071)	1,144
Receivable for capital shares sold	963,874
Dividends receivable	353,492
Dividends receivable - affiliated	1,408
Securities lending income receivable	1,475
Receivable from affiliates	87,314
Directors' deferred compensation plan	44,991
Total assets	$419,032,949
Liabilities
Payable for capital shares redeemed	$ 812,133
Deposits for securities loaned	727,130
Payable to affiliates:
Investment advisory fee	42,390
Administrative fee	42,425
Distribution and service fees	12,960
Sub-transfer agency fee	13,039
Directors' deferred compensation plan	44,991
Accrued expenses	158,382
Total liabilities	$ 1,853,450
Net Assets	$417,179,499
Sources of Net Assets
Paid-in capital	$ 418,656,765
Accumulated loss	(1,477,266)
Net Assets	$417,179,499
Class A Shares
Net Assets	$ 61,387,674
Shares Outstanding	1,850,435
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 33.17
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 34.82
Class I Shares
Net Assets	$ 325,322,293
Shares Outstanding	9,697,946
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 33.55
17
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Statement of Assets and Liabilities — continued

September 30, 2023
Class R6 Shares
Net Assets	$ 30,469,532
Shares Outstanding	909,441
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 33.50

On sales of $50,000 or more, the offering price of Class A shares is reduced.
18
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Statement of Operations

Year Ended
September 30, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $2,970)	$ 5,792,080
Dividend income - affiliated issuers	46,705
Securities lending income, net	164,622
Total investment income	$ 6,003,407
Expenses
Investment advisory fee	$ 494,948
Administrative fee	494,948
Distribution and service fees:
Class A	157,457
Directors' fees and expenses	28,233
Custodian fees	13,854
Transfer agency fees and expenses	394,368
Accounting fees	95,843
Professional fees	49,865
Registration fees	79,436
Reports to shareholders	34,031
Miscellaneous	37,306
Total expenses	$ 1,880,289
Waiver and/or reimbursement of expenses by affiliates	$ (738,488)
Net expenses	$ 1,141,801
Net investment income	$ 4,861,606
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (8,313,031)
Foreign currency transactions	20
Net realized loss	$ (8,313,011)
Change in unrealized appreciation (depreciation):
Investment securities	$ 43,244,346
Foreign currency	71
Net change in unrealized appreciation (depreciation)	$43,244,417
Net realized and unrealized gain	$34,931,406
Net increase in net assets from operations	$39,793,012
19
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 4,861,606	$ 3,277,557
Net realized loss	(8,313,011)	(11,747,114)
Net change in unrealized appreciation (depreciation)	43,244,417	(77,130,229)
Net increase (decrease) in net assets from operations	$ 39,793,012	$ (85,599,786)
Distributions to shareholders:
Class A	$ (496,609)	$ (1,543,340)
Class I	(2,821,761)	(8,114,381)
Class R6	(367,107)	— (1)
Total distributions to shareholders	$ (3,685,477)	$ (9,657,721)
Capital share transactions:
Class A	$ 6,925,518	$ 13,051,483
Class I	19,500,947	94,258,432
Class R6	28,748,441	244,218 (1)
Net increase in net assets from capital share transactions	$ 55,174,906	$107,554,133
Net increase in net assets	$ 91,282,441	$ 12,296,626
Net Assets
At beginning of year	$ 325,897,058	$ 313,600,432
At end of year	$417,179,499	$325,897,058

(1)	For the period from the commencement of operations, February 1, 2022, to September 30, 2022.
20
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Financial Highlights

	Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 29.95	$ 39.02	$ 29.17	$ 26.80	$ 27.23
Income (Loss) From Operations
Net investment income(1)	$ 0.33	$ 0.25	$ 0.22	$ 0.28	$ 0.24
Net realized and unrealized gain (loss)	3.15	(8.25)	10.47	2.54	(0.02)
Total income (loss) from operations	$ 3.48	$ (8.00)	$ 10.69	$ 2.82	$ 0.22
Less Distributions
From net investment income	$ (0.26)	$ (0.14)	$ (0.19)	$ (0.18)	$ (0.24)
From net realized gain	—	(0.93)	(0.65)	(0.27)	(0.41)
Total distributions	$ (0.26)	$ (1.07)	$ (0.84)	$ (0.45)	$ (0.65)
Net asset value — End of year	$ 33.17	$ 29.95	$ 39.02	$ 29.17	$ 26.80
Total Return(2)	11.63%	(21.17)%	37.14%	10.60%	1.05%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$61,388	$48,932	$50,682	$14,803	$12,385
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.67%	0.66%	0.68%	0.77%	0.90%
Net expenses	0.49% (4)	0.49% (4)	0.49%	0.49%	0.53%
Net investment income	0.97%	0.70%	0.57%	1.03%	0.93%
Portfolio Turnover	25%	26%	26%	31%	57%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
21
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 30.27	$ 39.39	$ 29.42	$ 27.04	$ 27.45
Income (Loss) From Operations
Net investment income(1)	$ 0.41	$ 0.35	$ 0.31	$ 0.34	$ 0.32
Net realized and unrealized gain (loss)	3.19	(8.34)	10.57	2.57	(0.02)
Total income (loss) from operations	$ 3.60	$ (7.99)	$ 10.88	$ 2.91	$ 0.30
Less Distributions
From net investment income	$ (0.32)	$ (0.20)	$ (0.26)	$ (0.26)	$ (0.30)
From net realized gain	—	(0.93)	(0.65)	(0.27)	(0.41)
Total distributions	$ (0.32)	$ (1.13)	$ (0.91)	$ (0.53)	$ (0.71)
Net asset value — End of year	$ 33.55	$ 30.27	$ 39.39	$ 29.42	$ 27.04
Total Return(2)	11.92%	(20.97)%	37.49%	10.91%	1.30%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$325,322	$276,747	$262,918	$83,065	$49,221
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.42%	0.42%	0.43%	0.52%	0.64%
Net expenses	0.24% (4)	0.24% (4)	0.24%	0.24%	0.24%
Net investment income	1.21%	0.96%	0.83%	1.27%	1.23%
Portfolio Turnover	25%	26%	26%	31%	57%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
22
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Financial Highlights — continued

	Class R6
	Year Ended September 30, 2023	Period Ended September 30, 2022(1)

Net asset value — Beginning of period	$ 30.27	$ 37.87
Income (Loss) From Operations
Net investment income(2)	$ 0.44	$ 0.31
Net realized and unrealized gain (loss)	3.17	(7.91)
Total income (loss) from operations	$ 3.61	$ (7.60)
Less Distributions
From net investment income	$ (0.38)	$ —
Total distributions	$ (0.38)	$ —
Net asset value — End of period	$ 33.50	$ 30.27
Total Return(3)	11.91%	(20.04)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,470	$ 218
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.38%	0.38% (6)
Net expenses	0.20% (7)	0.20% (6)(7)
Net investment income	1.29%	1.40% (6)
Portfolio Turnover	25%	26% (4)(8)

(1)	For the period from the commencement of operations, February 1, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2023 and the period ended September 30, 2022).
(8)	For the year ended September 30, 2022.
23
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert US Mid-Cap Core Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert US Mid-Cap Core Responsible Index, which measures the investment return of mid-capitalization stocks.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
24

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks	$ 416,089,103(2)	$ —	$ —	$ 416,089,103
Rights	—	—	2,652	2,652
Short-Term Investments:
Affiliated Fund	469,965	—	—	469,965
Securities Lending Collateral	727,130	—	—	727,130
Total Investments	$417,286,198	$ —	$2,652	$417,288,850

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
Level 3 assets at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2023 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.12% of the Fund's average daily net assets and is payable monthly. For the year ended September 30, 2023, the investment advisory fee amounted to $494,948.
25

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, the investment advisory fee paid was reduced by $1,685 relating to the Fund’s investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.49%, 0.24% and 0.20% for Class A, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2024. For the year ended September 30, 2023, CRM waived or reimbursed expenses of $736,803.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2023, CRM was paid administrative fees of $494,948.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2023 amounted to $157,457 for Class A shares.
The Fund was informed that EVD received $4,903 as its portion of the sales charge on sales of Class A shares and no contingent deferred sales charges paid by Fund shareholders for the year ended September 30, 2023.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $53,436 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 ($30,000 prior to January 1, 2023) annual fee, Committee chairs receive an additional $15,000 ($6,000 prior to January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $160,873,481 and $103,975,035, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2023 and September 30, 2022 was as follows:
	Year Ended September 30,
	2023	2022
Ordinary income	$3,685,477	$6,043,599
Long-term capital gains	$ —	$3,614,122
During the year ended September 30, 2023, accumulated loss was increased by $469,047 and paid-in capital was increased by $469,047  due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
26

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 3,206,289
Deferred capital losses	(13,247,275)
Net unrealized appreciation	8,563,720
Accumulated loss	$ (1,477,266)
At September 30, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $13,247,275 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2023, $8,002,144 are short-term and $5,245,131 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$408,725,204
Gross unrealized appreciation	$ 49,152,972
Gross unrealized depreciation	(40,589,326)
Net unrealized appreciation	$ 8,563,646
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2023, the total value of securities on loan was $4,271,071 and the total value of collateral received was $4,360,307, comprised of cash of $727,130 and U.S. government and/or agencies securities of $3,633,177.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$727,130	$ —	$ —	$ —	$727,130
The carrying amount of the liability for deposits for securities loaned at September 30, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2023.
27

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2023. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2023. Effective October 24, 2023, the Fund renewed its line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
7  Affiliated Investments
At September 30, 2023, the value of the Fund’s investment in funds that may be deemed to be affiliated was $469,965, which represents 0.1% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$1,165,477	$87,351,338	$(88,046,850)	$ —	$ —	$469,965	$46,705	469,965
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares were as follows:
	Year Ended September 30, 2023		Year Ended September 30, 2022(1)
	Shares	Amount	Shares	Amount
Class A
Shares sold	819,922	$ 27,105,188	607,564	$ 22,952,188
Reinvestment of distributions	12,333	404,284	37,337	1,463,597
Shares redeemed	(615,394)	(20,583,954)	(310,072)	(11,364,302)
Net increase	216,861	$ 6,925,518	334,829	$ 13,051,483
Class I
Shares sold	3,907,417	$ 132,196,691	4,712,747	$172,052,965
Reinvestment of distributions	62,187	2,057,156	150,149	5,936,888
Shares redeemed	(3,414,268)	(114,752,900)	(2,394,505)	(83,731,421)
Net increase	555,336	$ 19,500,947	2,468,391	$ 94,258,432
28

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

	Year Ended September 30, 2023		Year Ended September 30, 2022(1)
	Shares	Amount	Shares	Amount
Class R6
Shares sold	1,112,589	$ 36,078,998	7,371	$ 249,850
Reinvestment of distributions	11,114	367,107	—	—
Shares redeemed	(221,467)	(7,697,664)	(166)	(5,632)
Net increase	902,236	$ 28,748,441	7,205	$ 244,218

(1)	For Class R6, for the period from the commencement of operations, February 1, 2022, to September 30, 2022.
29

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert US Mid-Cap Core Responsible Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert US Mid-Cap Core Responsible Index Fund (the "Fund") (one of the funds constituting Calvert Responsible Index Series, Inc.), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020 and 2019 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
30

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.
Qualified Dividend Income. For the fiscal year ended September 30, 2023, the Fund designates approximately $5,630,976, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2023 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
31

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
32

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Board of Directors' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert US Mid-Cap Core Responsible Index Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and the index it is designed to track. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2022. This performance data indicated that the Fund had underperformed the median of its peer universe for the one-year period ended December 31, 2022, while it had outperformed the median of its peer universe for the three- and five-year periods ended December 31, 2022. This performance data also indicated that the Fund had underperformed the index it is designed to track for the one-, three- and five-year periods ended December 31, 2022. The Board took into account management’s discussion of the Fund’s performance. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and the index it is designed to track.
33

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Board of Directors' Contract Approval

Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense universe. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) were above the median of the Fund’s expense universe and the Fund’s total expenses (net of waivers and/or reimbursements) were below the median of the Fund’s expense universe. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
34

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 13, 2023, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
35

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Management and Organization

Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Theodore H. Eliopoulos(1) 1964	Director and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Directors
Richard L. Baird, Jr.(2) 1948	Director	Since 2000	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(3) 1958	Director	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
John G. Guffey, Jr.(2) 1948	Director	Since 2000	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2000	Attorney. Other Directorships. Palm Management Corporation.
36

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Eddie Ramos(3) 1967	Director	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management).
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Eliopoulos is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Effective December 31, 2023, Richard L. Baird, Jr. and John G. Guffey, Jr. will retire from the Board of Directors.
(3) Ms. Fang and Mr. Ramos began serving as Directors effective October 30, 2023.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
37

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

38

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
39

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
40

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24193     9.30.23

Calvert
US Large-Cap Core Responsible Index Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2023
Calvert
US Large-Cap Core Responsible Index Fund

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For U.S. equity investors, the 12-month period ended September 30, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
During the opening two months of the period, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December 2022, equities lost ground as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for further rate hikes that would weigh on stock prices.
In January 2023, however, U.S. equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became the standout sector of the first half of 2023. Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. economy was doing surprisingly well.
But in the final two months of the period, the bond market halted the stock market’s momentum. As it became clear the Fed would keep rates higher for longer than investors had anticipated just a few months earlier, longer term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. Stock prices ended on a down note as the period came to a close.
For the period as a whole, however, U.S. equity performance was strong. The S&P 500® Index, a broad measure of U.S. stocks, returned 21.62%; the blue-chip Dow Jones Industrial Average® returned 19.18%; and the tech-heavy Nasdaq Composite Index returned 26.11%.
Fund Performance
For the 12-month period ended September 30, 2023, Calvert US Large-Cap Core Responsible Index Fund (the Fund) returned 20.08% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the Russell 1000® Index (the Index), which returned 21.19%; and underperformed its secondary benchmark, the Calvert US Large-Cap Core Responsible Index (the Calvert Index), which returned 20.72% during the period.
The Fund’s underperformance versus the Calvert Index was due to Fund expenses and fees, which the Calvert Index does not incur.
Of the 11 market sectors held by the Fund, all sectors except utilities delivered positive returns during the period. The strongest-performing sectors were energy, information technology (IT), and industrials. The weakest-performing sectors were utilities, consumer staples, and health care.
Detractors from Fund performance versus the Index included stock selections and an underweight position in the communication services sector; stock selections and an overweight position in the financials sector, which struggled under the weight of three of the largest bank failures in U.S. history; and an underweight position in the energy sector, which benefited from rising oil prices during the period.
In the communication services sector, not owning Index component Meta Platforms, Inc. (Meta) -- the social media giant behind Facebook, Instagram, and Messenger -- detracted from returns relative to the Index during the period. Meta’s stock price doubled during the period as advertising revenues rebounded on improved ad targeting, while profit margins exceeded expectations due to more rational spending on longer-term initiatives.
In the financials sector, not owning Index component Berkshire Hathaway, Inc. (Berkshire Hathaway) detracted from Index-relative returns during the period. Berkshire Hathaway, Warren Buffett’s Nebraska-based multinational conglomerate, posted an all-time high for its stock price in September 2023, as its core insurance businesses -- including wholly-owned subsidiary GEICO -- performed strongly, and many of its diversified holdings delivered robust earnings during the period as well.
In contrast, contributors to Fund performance versus the Index included an overweight position in the IT sector, the best-performing sector within the Index during the period; an underweight position in the real estate sector, which delivered negative returns as property sales were hampered by rising mortgage rates and companies cut back on office space after the pandemic; and stock selections in the industrials sector.
In the IT sector, Index-relative performance benefited from the Fund’s overweight position in semiconductor firm NVIDIA Corp. (NVIDIA), whose share price more than doubled during the period. NVIDIA’s strong stock performance was driven by increased demand for its high-end graphics processing units in the burgeoning artificial intelligence, or AI, industry.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Performance

Portfolio Manager(s) Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/30/2000	06/30/2000	20.08%	9.62%	11.46%
Class A with 4.75% Maximum Sales Charge	—	—	14.38	8.55	10.93
Class C at NAV	06/30/2000	06/30/2000	19.22	8.80	10.79
Class C with 1% Maximum Deferred Sales Charge	—	—	18.22	8.80	10.79
Class I at NAV	06/30/2000	06/30/2000	20.42	9.90	11.84
Class R6 at NAV	10/03/2017	06/30/2000	20.46	9.95	11.86

Russell 1000® Index	—	—	21.19%	9.62%	11.62%
Calvert US Large-Cap Core Responsible Index	—	—	20.72	10.22	12.16

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
Gross	0.59%	1.34%	0.34%	0.29%
Net	0.49	1.24	0.24	0.19
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2013	$27,878	N.A.
Class I, at minimum investment	$1,000,000	09/30/2013	$3,063,435	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2013	$15,343,972	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Apple, Inc.	7.1%
Microsoft Corp.	6.2
Alphabet, Inc., Class A	3.9
Amazon.com, Inc.	3.1
NVIDIA Corp.	2.8
Tesla, Inc.	1.9
Eli Lilly & Co.	1.3
JPMorgan Chase & Co.	1.2
Visa, Inc., Class A	1.1
Broadcom, Inc.	1.0
Total	29.6%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Index is an unmanaged index of U.S. large-cap stocks. Calvert US Large-Cap Core Responsible Index (the “Calvert Index”) is composed of common stocks of large companies that operate their businesses in a manner consistent with the Calvert Principles for Responsible Investment. Large companies are the 1,000 largest publicly traded U.S. companies based on market capitalization, excluding real estate investment trusts and business development companies. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,041.60	$2.51 **	0.49%
Class C	$1,000.00	$1,038.00	$6.34 **	1.24%
Class I	$1,000.00	$1,043.00	$1.23 **	0.24%
Class R6	$1,000.00	$1,043.30	$0.97 **	0.19%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.61	$2.48 **	0.49%
Class C	$1,000.00	$1,018.85	$6.28 **	1.24%
Class I	$1,000.00	$1,023.87	$1.22 **	0.24%
Class R6	$1,000.00	$1,024.12	$0.96 **	0.19%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
6

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Schedule of Investments

Common Stocks — 99.6%

Security	Shares	Value
Aerospace & Defense — 0.2%
Axon Enterprise, Inc.(1)	13,683	$ 2,722,780
Curtiss-Wright Corp.	6,678	1,306,417
HEICO Corp.	7,303	1,182,575
Hexcel Corp.	14,542	947,266
Woodward, Inc.	11,468	1,425,014
		$ 7,584,052
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	18,195	$ 1,567,135
Expeditors International of Washington, Inc.	23,113	2,649,443
FedEx Corp.	32,067	8,495,190
GXO Logistics, Inc.(1)	14,264	836,584
United Parcel Service, Inc., Class B	102,344	15,952,359
		$ 29,500,711
Automobile Components — 0.2%
Aptiv PLC(1)	37,983	$ 3,744,744
Autoliv, Inc.	10,909	1,052,500
BorgWarner, Inc.	34,215	1,381,260
Lear Corp.	8,990	1,206,458
Visteon Corp.(1)	3,913	540,268
		$ 7,925,230
Automobiles — 2.3%
Ford Motor Co.	557,753	$ 6,927,292
General Motors Co.	193,749	6,387,905
Harley-Davidson, Inc.	17,804	588,600
Rivian Automotive, Inc., Class A(1)(2)	90,919	2,207,513
Tesla, Inc.(1)	331,017	82,827,074
Thor Industries, Inc.	6,696	636,990
		$ 99,575,374
Banks — 4.0%
Bank of America Corp.	994,300	$ 27,223,934
Bank OZK	23,188	859,579
BOK Financial Corp.	2,833	226,583
Citigroup, Inc.	291,090	11,972,532
Citizens Financial Group, Inc.	74,149	1,987,193
Columbia Banking System, Inc.	30,723	623,677
Comerica, Inc.	21,543	895,112
Commerce Bancshares, Inc.	19,902	954,898
Cullen/Frost Bankers, Inc.	10,212	931,436
East West Bancorp, Inc.	19,690	1,037,860
F.N.B. Corp.	52,079	561,932
Fifth Third Bancorp	108,172	2,739,997
First Citizens Bancshares, Inc., Class A	1,638	2,260,604
First Financial Bankshares, Inc.	16,059	403,402
First Horizon Corp.	80,133	883,066
Security	Shares	Value
Banks (continued)
Home BancShares, Inc.	22,755	$ 476,490
Huntington Bancshares, Inc.	219,142	2,279,077
JPMorgan Chase & Co.	367,381	53,277,593
KeyCorp	139,902	1,505,345
M&T Bank Corp.	25,239	3,191,472
New York Community Bancorp, Inc.	101,364	1,149,468
Old National Bancorp	43,636	634,467
Pinnacle Financial Partners, Inc.	9,343	626,355
PNC Financial Services Group, Inc. (The)	60,971	7,485,410
Popular, Inc.	9,320	587,253
Prosperity Bancshares, Inc.	12,231	667,568
Regions Financial Corp.	142,291	2,447,405
SouthState Corp.	12,620	850,083
Synovus Financial Corp.	25,700	714,460
Truist Financial Corp.	200,620	5,739,738
U.S. Bancorp	230,655	7,625,454
United Bankshares, Inc.	15,496	427,535
Valley National Bancorp	80,051	685,237
Webster Financial Corp.	24,164	974,051
Wells Fargo & Co.	561,261	22,933,124
Western Alliance Bancorp	14,818	681,183
Wintrust Financial Corp.	10,651	804,150
Zions Bancorp N.A.	19,408	677,145
		$ 170,001,868
Beverages — 1.8%
Celsius Holdings, Inc.(1)	7,929	$ 1,360,616
Coca-Cola Co. (The)	538,838	30,164,151
Coca-Cola Consolidated, Inc.	885	563,143
Keurig Dr Pepper, Inc.	173,213	5,468,335
Monster Beverage Corp.(1)	132,173	6,998,560
PepsiCo, Inc.	189,942	32,183,773
		$ 76,738,578
Biotechnology — 3.3%
AbbVie, Inc.	241,392	$ 35,981,892
ACADIA Pharmaceuticals, Inc.(1)	18,430	384,081
Alkermes PLC(1)	25,933	726,383
Alnylam Pharmaceuticals, Inc.(1)	19,078	3,378,714
Amgen, Inc.	82,077	22,059,015
Apellis Pharmaceuticals, Inc.(1)	14,184	539,559
Arrowhead Pharmaceuticals, Inc.(1)	15,880	426,696
Biogen, Inc.(1)	21,622	5,557,070
BioMarin Pharmaceutical, Inc.(1)	30,109	2,664,044
Blueprint Medicines Corp.(1)	9,135	458,760
Denali Therapeutics, Inc.(1)	16,510	340,601
Exact Sciences Corp.(1)	25,895	1,766,557
Exelixis, Inc.(1)	40,744	890,256
Gilead Sciences, Inc.	196,514	14,726,759
Halozyme Therapeutics, Inc.(1)	25,431	971,464
Horizon Therapeutics PLC(1)	38,524	4,456,842

7
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Biotechnology (continued)
Incyte Corp.(1)	31,597	$ 1,825,359
Ionis Pharmaceuticals, Inc.(1)	19,122	867,374
Moderna, Inc.(1)	49,941	5,158,406
Neurocrine Biosciences, Inc.(1)	16,355	1,839,937
Regeneron Pharmaceuticals, Inc.(1)	16,428	13,519,587
Sarepta Therapeutics, Inc.(1)	12,073	1,463,489
Seagen, Inc.(1)	20,074	4,258,699
United Therapeutics Corp.(1)	7,777	1,756,591
Vertex Pharmaceuticals, Inc.(1)	40,046	13,925,596
		$ 139,943,731
Broadline Retail — 3.2%
Amazon.com, Inc.(1)	1,046,745	$ 133,062,224
eBay, Inc.	68,222	3,007,908
Etsy, Inc.(1)	16,765	1,082,684
Macy's, Inc.	31,445	365,076
		$ 137,517,892
Building Products — 1.1%
A.O. Smith Corp.	24,812	$ 1,640,817
AAON, Inc.	13,299	756,314
Advanced Drainage Systems, Inc.	13,343	1,518,834
Allegion PLC	18,093	1,885,291
AZEK Co., Inc. (The)(1)	17,500	520,450
Carlisle Cos., Inc.	17,468	4,528,754
Carrier Global Corp.	169,410	9,351,432
Fortune Brands Innovations, Inc.	17,279	1,074,063
Johnson Controls International PLC	131,013	6,971,202
Lennox International, Inc.	6,566	2,458,573
Masco Corp.	23,519	1,257,090
Owens Corning	30,677	4,184,649
Simpson Manufacturing Co., Inc.	8,648	1,295,557
Trane Technologies PLC	44,165	8,961,520
Trex Co., Inc.(1)	14,931	920,197
UFP Industries, Inc.	5,762	590,029
Zurn Elkay Water Solutions Corp., Class C	20,000	560,400
		$ 48,475,172
Capital Markets — 3.8%
Affiliated Managers Group, Inc.	5,309	$ 691,975
Ameriprise Financial, Inc.	15,386	5,072,456
Ares Management Corp., Class A	21,755	2,237,937
Bank of New York Mellon Corp. (The)	114,758	4,894,429
BlackRock, Inc.	22,187	14,343,674
Blackstone, Inc.	105,633	11,317,520
Blue Owl Capital, Inc.	64,997	842,361
Carlyle Group, Inc. (The)	24,373	735,090
Cboe Global Markets, Inc.	16,484	2,574,966
Charles Schwab Corp. (The)	227,320	12,479,868
CME Group, Inc.	54,362	10,884,360
Coinbase Global, Inc., Class A(1)	23,976	1,800,118
Security	Shares	Value
Capital Markets (continued)
Evercore, Inc., Class A	3,812	$ 525,599
FactSet Research Systems, Inc.	5,632	2,462,648
Franklin Resources, Inc.	47,893	1,177,210
Goldman Sachs Group, Inc. (The)	49,651	16,065,574
Hamilton Lane, Inc., Class A	6,000	542,640
Houlihan Lokey, Inc.	5,612	601,157
Interactive Brokers Group, Inc., Class A	14,226	1,231,402
Intercontinental Exchange, Inc.	87,684	9,646,994
Invesco, Ltd.	58,955	856,027
Jefferies Financial Group, Inc.	29,880	1,094,504
KKR & Co., Inc.	99,580	6,134,128
LPL Financial Holdings, Inc.	10,812	2,569,472
MarketAxess Holdings, Inc.	4,905	1,047,904
Moody's Corp.	23,533	7,440,429
Morningstar, Inc.	3,966	928,996
MSCI, Inc.	10,686	5,482,773
Nasdaq, Inc.	48,816	2,371,969
Northern Trust Corp.	33,282	2,312,433
Raymond James Financial, Inc.	29,392	2,951,838
S&P Global, Inc.	45,631	16,674,024
SEI Investments Co.	14,768	889,477
State Street Corp.	49,937	3,343,781
Stifel Financial Corp.	17,068	1,048,658
T. Rowe Price Group, Inc.	35,101	3,681,042
Tradeweb Markets, Inc., Class A	17,457	1,400,051
		$ 160,355,484
Chemicals — 1.3%
Air Products & Chemicals, Inc.	42,371	$ 12,007,941
Ashland, Inc.	9,807	801,036
Axalta Coating Systems, Ltd.(1)	50,541	1,359,553
Balchem Corp.	6,341	786,538
Cabot Corp.	11,242	778,733
Celanese Corp.	20,318	2,550,315
Eastman Chemical Co.	24,642	1,890,534
Ecolab, Inc.	50,318	8,523,869
Element Solutions, Inc.	46,654	914,885
FMC Corp.	23,761	1,591,274
Huntsman Corp.	31,548	769,771
International Flavors & Fragrances, Inc.	51,188	3,489,486
Livent Corp.(1)	32,336	595,306
Mosaic Co. (The)	60,550	2,155,580
PPG Industries, Inc.	47,521	6,168,226
Sherwin-Williams Co. (The)	45,910	11,709,346
		$ 56,092,393
Commercial Services & Supplies — 0.8%
Casella Waste Systems, Inc., Class A(1)	8,277	$ 631,535
Cintas Corp.	10,956	5,269,946
Clean Harbors, Inc.(1)	8,722	1,459,714
Copart, Inc.(1)	123,120	5,305,241

8
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Commercial Services & Supplies (continued)
MSA Safety, Inc.	8,207	$ 1,293,834
Republic Services, Inc.	35,740	5,093,307
Rollins, Inc.	36,225	1,352,279
Stericycle, Inc.(1)	12,085	540,320
Tetra Tech, Inc.	7,984	1,213,808
Waste Management, Inc.	67,378	10,271,102
		$ 32,431,086
Communications Equipment — 1.0%
Arista Networks, Inc.(1)	29,864	$ 5,492,886
Ciena Corp.(1)	16,458	777,805
Cisco Systems, Inc.	515,589	27,718,065
F5, Inc.(1)	8,244	1,328,438
Juniper Networks, Inc.	37,122	1,031,620
Lumentum Holdings, Inc.(1)	9,562	432,011
Motorola Solutions, Inc.	20,924	5,696,350
Viasat, Inc.(1)(2)	12,500	230,750
		$ 42,707,925
Construction & Engineering — 0.3%
AECOM	24,033	$ 1,995,700
Comfort Systems USA, Inc.	5,777	984,459
EMCOR Group, Inc.	7,120	1,497,977
MasTec, Inc.(1)	10,386	747,480
Quanta Services, Inc.	24,700	4,620,629
Valmont Industries, Inc.	3,406	818,155
WillScot Mobile Mini Holdings Corp.(1)	34,896	1,451,325
		$ 12,115,725
Construction Materials — 0.2%
Summit Materials, Inc., Class A(1)	38,461	$ 1,197,676
Vulcan Materials Co.	44,876	9,065,849
		$ 10,263,525
Consumer Finance — 0.7%
Ally Financial, Inc.	42,829	$ 1,142,678
American Express Co.	90,426	13,490,655
Capital One Financial Corp.	57,446	5,575,134
Credit Acceptance Corp.(1)	584	268,710
Discover Financial Services	37,889	3,282,324
FirstCash Holdings, Inc.	5,630	565,139
OneMain Holdings, Inc.	16,018	642,162
SLM Corp.	22,631	308,234
SoFi Technologies, Inc.(1)	118,404	946,048
Synchrony Financial	58,171	1,778,288
		$ 27,999,372
Consumer Staples Distribution & Retail — 2.1%
Albertsons Cos., Inc., Class A	72,610	$ 1,651,877
BJ's Wholesale Club Holdings, Inc.(1)	16,609	1,185,384
Security	Shares	Value
Consumer Staples Distribution & Retail (continued)
Casey's General Stores, Inc.	6,806	$ 1,847,965
Costco Wholesale Corp.	53,359	30,145,701
Dollar General Corp.	27,931	2,955,100
Dollar Tree, Inc.(1)	27,373	2,913,856
Kroger Co. (The)	117,787	5,270,968
Performance Food Group Co.(1)	25,075	1,475,915
Sprouts Farmers Market, Inc.(1)	17,485	748,358
Sysco Corp.	87,603	5,786,178
Target Corp.	55,974	6,189,045
US Foods Holding Corp.(1)	40,557	1,610,113
Walmart, Inc.	172,587	27,601,839
		$ 89,382,299
Containers & Packaging — 0.5%
AptarGroup, Inc.	13,340	$ 1,668,034
Avery Dennison Corp.	15,107	2,759,596
Ball Corp.	65,196	3,245,457
Berry Global Group, Inc.	22,280	1,379,355
Crown Holdings, Inc.	23,626	2,090,428
Graphic Packaging Holding Co.	54,728	1,219,340
Packaging Corp. of America	17,531	2,691,885
Sealed Air Corp.	29,677	975,186
Silgan Holdings, Inc.	20,778	895,739
Sonoco Products Co.	16,517	897,699
WestRock Co.	51,235	1,834,213
		$ 19,656,932
Distributors — 0.1%
Genuine Parts Co.	18,010	$ 2,600,284
LKQ Corp.	29,890	1,479,854
Pool Corp.	4,776	1,700,733
		$ 5,780,871
Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.(1)	8,169	$ 665,447
Duolingo, Inc.(1)	3,399	563,792
H&R Block, Inc.	23,553	1,014,192
Service Corp. International	19,420	1,109,659
		$ 3,353,090
Diversified Telecommunication Services — 0.7%
AT&T, Inc.	923,111	$ 13,865,127
Iridium Communications, Inc.	16,712	760,229
Verizon Communications, Inc.	532,488	17,257,936
		$ 31,883,292
Electric Utilities — 1.1%
Alliant Energy Corp.	43,511	$ 2,108,108
Avangrid, Inc.	8,163	246,278
Constellation Energy Corp.	51,397	5,606,385

9
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Electric Utilities (continued)
Evergy, Inc.	39,292	$ 1,992,104
Eversource Energy	60,266	3,504,468
Exelon Corp.	159,392	6,023,424
IDACORP, Inc.	8,719	816,534
NextEra Energy, Inc.	324,089	18,567,059
NRG Energy, Inc.	38,729	1,491,841
PNM Resources, Inc.	14,699	655,722
Portland General Electric Co.	12,060	488,189
Xcel Energy, Inc.	87,933	5,031,526
		$ 46,531,638
Electrical Equipment — 1.2%
Acuity Brands, Inc.	6,339	$ 1,079,595
AMETEK, Inc.	46,434	6,861,088
Atkore, Inc.(1)	8,944	1,334,355
Eaton Corp. PLC	73,294	15,632,144
Emerson Electric Co.	113,177	10,929,503
EnerSys	5,057	478,746
Generac Holdings, Inc.(1)	12,162	1,325,172
Hubbell, Inc.	10,910	3,419,303
nVent Electric PLC	28,691	1,520,336
Plug Power, Inc.(1)(2)	64,158	487,601
Regal Rexnord Corp.	12,312	1,759,139
Rockwell Automation, Inc.	23,241	6,643,905
Sensata Technologies Holding PLC	31,243	1,181,610
Sunrun, Inc.(1)(2)	29,423	369,553
		$ 53,022,050
Electronic Equipment, Instruments & Components — 1.0%
Advanced Energy Industries, Inc.	7,355	$ 758,448
Amphenol Corp., Class A	114,983	9,657,422
Arrow Electronics, Inc.(1)	6,623	829,465
Avnet, Inc.	12,127	584,400
Badger Meter, Inc.	5,790	833,007
Belden, Inc.	8,198	791,517
CDW Corp.	17,531	3,537,055
Cognex Corp.	35,063	1,488,074
Coherent Corp.(1)	25,014	816,457
Corning, Inc.	93,221	2,840,444
Insight Enterprises, Inc.(1)	3,940	573,270
IPG Photonics Corp.(1)	3,804	386,258
Jabil, Inc.	15,935	2,021,992
Keysight Technologies, Inc.(1)	35,745	4,729,421
Littelfuse, Inc.	4,405	1,089,445
National Instruments Corp.	13,065	778,935
Novanta, Inc.(1)	7,626	1,093,873
TD SYNNEX Corp.	3,656	365,088
Teledyne Technologies, Inc.(1)	9,519	3,889,273
Trimble, Inc.(1)	51,466	2,771,959
Vishay Intertechnology, Inc.	17,500	432,600
Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Zebra Technologies Corp., Class A(1)	6,550	$ 1,549,271
		$ 41,817,674
Energy Equipment & Services — 0.2%
Baker Hughes Co.	297,906	$ 10,522,040
		$ 10,522,040
Entertainment — 1.4%
AMC Entertainment Holdings, Inc., Class A(1)	8,427	$ 67,332
Atlanta Braves Holdings, Inc., Class C(1)	920	32,872
Electronic Arts, Inc.	29,931	3,603,692
Liberty Media Corp.-Liberty Formula One, Class A(1)	31,799	1,797,915
Liberty Media Corp.-Liberty Live, Class A(1)	1,360	43,411
Live Nation Entertainment, Inc.(1)	21,315	1,769,998
Madison Square Garden Sports Corp.	3,500	617,050
Netflix, Inc.(1)	55,486	20,951,514
ROBLOX Corp., Class A(1)(2)	53,154	1,539,340
Roku, Inc.(1)	15,348	1,083,415
Take-Two Interactive Software, Inc.(1)	20,124	2,825,208
Walt Disney Co. (The)(1)	262,712	21,292,808
Warner Bros. Discovery, Inc.(1)	319,939	3,474,537
Warner Music Group Corp., Class A	19,984	627,498
		$ 59,726,590
Financial Services — 2.9%
Affirm Holdings, Inc.(1)	25,669	$ 545,980
Block, Inc., Class A(1)	68,304	3,023,135
Equitable Holdings, Inc.	50,312	1,428,358
Essent Group, Ltd.	16,779	793,479
Euronet Worldwide, Inc.(1)	7,279	577,807
Fidelity National Information Services, Inc.	74,819	4,135,246
Fiserv, Inc.(1)	79,606	8,992,294
Jack Henry & Associates, Inc.	8,677	1,311,442
Mastercard, Inc., Class A	107,599	42,599,520
MGIC Investment Corp.	43,154	720,240
PayPal Holdings, Inc.(1)	140,100	8,190,246
Radian Group, Inc.	23,336	585,967
Shift4 Payments, Inc., Class A(1)	7,065	391,189
Toast, Inc., Class A(1)(2)	31,241	585,144
Visa, Inc., Class A	206,733	47,550,657
Voya Financial, Inc.	12,965	861,524
Western Union Co. (The)	50,371	663,890
WEX, Inc.(1)	6,147	1,156,189
		$ 124,112,307
Food Products — 1.3%
Bunge, Ltd.	24,521	$ 2,654,398
Campbell Soup Co.	35,599	1,462,407
Conagra Brands, Inc.	87,883	2,409,752
Darling Ingredients, Inc.(1)	28,014	1,462,331

10
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Food Products (continued)
Flowers Foods, Inc.	28,590	$ 634,126
General Mills, Inc.	103,615	6,630,324
Hershey Co. (The)	24,425	4,886,954
Hormel Foods Corp.	49,662	1,888,646
Ingredion, Inc.	9,520	936,768
JM Smucker Co. (The)	17,585	2,161,372
Kellogg Co.	46,588	2,772,452
Kraft Heinz Co. (The)	137,207	4,615,643
Lamb Weston Holdings, Inc.	23,745	2,195,463
Lancaster Colony Corp.	3,293	543,444
McCormick & Co., Inc.	44,925	3,398,127
Mondelez International, Inc., Class A	232,372	16,126,617
Simply Good Foods Co. (The)(1)	16,230	560,259
		$ 55,339,083
Gas Utilities — 0.1%
National Fuel Gas Co.	15,220	$ 790,070
New Jersey Resources Corp.	13,596	552,405
ONE Gas, Inc.	7,344	501,448
Southwest Gas Holdings, Inc.	11,528	696,407
UGI Corp.	36,167	831,841
		$ 3,372,171
Ground Transportation — 1.0%
Avis Budget Group, Inc.(1)	3,306	$ 594,055
J.B. Hunt Transport Services, Inc.	12,319	2,322,378
Knight-Swift Transportation Holdings, Inc.	24,186	1,212,928
Landstar System, Inc.	4,999	884,523
Old Dominion Freight Line, Inc.	13,684	5,598,672
Ryder System, Inc.	6,757	722,661
Saia, Inc.(1)	3,021	1,204,322
Uber Technologies, Inc.(1)	244,482	11,243,727
Union Pacific Corp.	83,887	17,081,910
XPO, Inc.(1)	14,264	1,064,950
		$ 41,930,126
Health Care Equipment & Supplies — 3.6%
Abbott Laboratories	252,668	$ 24,470,896
Align Technology, Inc.(1)	10,527	3,214,104
Baxter International, Inc.	82,273	3,104,983
Becton Dickinson and Co.	44,739	11,566,374
Boston Scientific Corp.(1)	224,657	11,861,890
CONMED Corp.	4,682	472,180
Cooper Cos., Inc. (The)	8,098	2,575,245
DENTSPLY SIRONA, Inc.	35,033	1,196,727
DexCom, Inc.(1)	59,576	5,558,441
Edwards Lifesciences Corp.(1)	95,711	6,630,858
Envista Holdings Corp.(1)	21,529	600,228
GE HealthCare Technologies, Inc.	56,126	3,818,813
Globus Medical, Inc., Class A(1)	12,421	616,703
Haemonetics Corp.(1)	7,739	693,260
Security	Shares	Value
Health Care Equipment & Supplies (continued)
Hologic, Inc.(1)	39,658	$ 2,752,265
ICU Medical, Inc.(1)	3,229	384,283
IDEXX Laboratories, Inc.(1)	13,164	5,756,222
Inari Medical, Inc.(1)	10,000	654,000
Inspire Medical Systems, Inc.(1)	4,579	908,657
Insulet Corp.(1)	11,231	1,791,232
Intuitive Surgical, Inc.(1)	54,456	15,916,944
iRhythm Technologies, Inc.(1)	4,710	443,965
Lantheus Holdings, Inc.(1)	10,604	736,766
Masimo Corp.(1)	8,514	746,507
Medtronic PLC	205,472	16,100,786
Merit Medical Systems, Inc.(1)	8,686	599,508
Neogen Corp.(1)	33,388	619,013
Novocure, Ltd.(1)	18,792	303,491
Penumbra, Inc.(1)	5,177	1,252,368
QuidelOrtho Corp.(1)	7,458	544,732
ResMed, Inc.	21,700	3,208,779
Shockwave Medical, Inc.(1)	5,758	1,146,418
STERIS PLC	14,875	3,263,872
Stryker Corp.	55,867	15,266,775
Teleflex, Inc.	7,790	1,530,034
Zimmer Biomet Holdings, Inc.	32,844	3,685,754
		$ 153,993,073
Health Care Providers & Services — 1.5%
agilon health, Inc.(1)(2)	59,210	$ 1,051,570
AMN Healthcare Services, Inc.(1)	6,399	545,067
Centene Corp.(1)	81,275	5,598,222
Chemed Corp.	2,008	1,043,558
CVS Health Corp.	201,670	14,080,599
DaVita, Inc.(1)	10,074	952,295
Elevance Health, Inc.	36,491	15,888,911
Encompass Health Corp.	12,962	870,528
Ensign Group, Inc. (The)	8,432	783,586
HealthEquity, Inc.(1)	11,570	845,188
Henry Schein, Inc.(1)	23,039	1,710,646
Humana, Inc.	19,612	9,541,630
Laboratory Corp. of America Holdings	13,356	2,685,224
Molina Healthcare, Inc.(1)	8,844	2,899,859
Option Care Health, Inc.(1)	22,841	738,906
Progyny, Inc.(1)	11,753	399,837
Quest Diagnostics, Inc.	18,791	2,289,871
R1 RCM, Inc.(1)	26,713	402,565
Select Medical Holdings Corp.	16,154	408,212
		$ 62,736,274
Health Care Technology — 0.1%
Doximity, Inc., Class A(1)	11,619	$ 246,555
Veeva Systems, Inc., Class A(1)	18,981	3,861,685
		$ 4,108,240

11
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Hotels, Restaurants & Leisure — 1.9%
Airbnb, Inc., Class A(1)	51,316	$ 7,041,069
Aramark	39,856	1,383,003
Booking Holdings, Inc.(1)	4,638	14,303,360
Chipotle Mexican Grill, Inc.(1)	4,822	8,833,084
Choice Hotels International, Inc.(2)	3,713	454,880
Darden Restaurants, Inc.	21,645	3,099,997
Domino's Pizza, Inc.	6,084	2,304,558
Expedia Group, Inc.(1)	18,923	1,950,394
Hilton Grand Vacations, Inc.(1)	12,459	507,081
Hilton Worldwide Holdings, Inc.	37,474	5,627,845
Hyatt Hotels Corp., Class A	5,006	531,037
Marriott International, Inc., Class A	35,636	7,004,612
Marriott Vacations Worldwide Corp.	4,891	492,181
Planet Fitness, Inc., Class A(1)	12,440	611,799
Starbucks Corp.	192,760	17,593,205
Texas Roadhouse, Inc.	13,421	1,289,758
Vail Resorts, Inc.	6,182	1,371,724
Wendy's Co. (The)	29,085	593,625
Wingstop, Inc.	4,983	896,143
Wyndham Hotels & Resorts, Inc.	11,818	821,824
Yum! Brands, Inc.	48,350	6,040,849
		$ 82,752,028
Household Durables — 0.5%
D.R. Horton, Inc.	51,518	$ 5,536,639
KB Home	12,921	597,984
Leggett & Platt, Inc.	15,713	399,267
Lennar Corp., Class A	41,203	4,624,213
Meritage Homes Corp.	5,824	712,799
Mohawk Industries, Inc.(1)	7,595	651,727
Newell Brands, Inc.	43,520	392,986
NVR, Inc.(1)	520	3,100,916
PulteGroup, Inc.	38,852	2,876,991
Taylor Morrison Home Corp.(1)	17,249	734,980
Tempur Sealy International, Inc.	15,618	676,884
TopBuild Corp.(1)	4,652	1,170,443
Whirlpool Corp.	7,454	996,600
		$ 22,472,429
Household Products — 1.4%
Church & Dwight Co., Inc.	28,787	$ 2,637,753
Clorox Co. (The)	15,502	2,031,692
Colgate-Palmolive Co.	103,531	7,362,089
Kimberly-Clark Corp.	40,577	4,903,731
Procter & Gamble Co. (The)	287,536	41,940,001
		$ 58,875,266
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	115,587	$ 1,756,922
Brookfield Renewable Corp., Class A	15,670	375,140
Security	Shares	Value
Independent Power and Renewable Electricity Producers (continued)
Clearway Energy, Inc., Class C	25,206	$ 533,359
Ormat Technologies, Inc.	10,753	751,850
		$ 3,417,271
Insurance — 2.5%
Aflac, Inc.	85,800	$ 6,585,150
Allstate Corp. (The)	40,309	4,490,826
American Financial Group, Inc.	8,904	994,310
American International Group, Inc.	113,264	6,863,798
Arch Capital Group, Ltd.(1)	52,036	4,147,790
Assurant, Inc.	7,237	1,039,088
Axis Capital Holdings, Ltd.	11,680	658,402
Brown & Brown, Inc.	31,972	2,232,924
Cincinnati Financial Corp.	23,625	2,416,601
Enstar Group, Ltd.(1)	2,089	505,538
Erie Indemnity Co., Class A	3,679	1,080,853
Everest Group, Ltd.	6,034	2,242,657
Fidelity National Financial, Inc.	39,896	1,647,705
First American Financial Corp.	12,153	686,523
Globe Life, Inc.	13,850	1,505,911
Hanover Insurance Group, Inc. (The)	4,418	490,310
Hartford Financial Services Group, Inc. (The)	46,087	3,268,029
Kinsale Capital Group, Inc.	3,254	1,347,579
Lincoln National Corp.	20,704	511,182
Markel Group, Inc.(1)	2,001	2,946,453
Marsh & McLennan Cos., Inc.	75,988	14,460,516
MetLife, Inc.	96,967	6,100,194
Old Republic International Corp.	42,947	1,156,992
Primerica, Inc.	5,736	1,112,841
Principal Financial Group, Inc.	36,178	2,607,348
Progressive Corp. (The)	87,630	12,206,859
Prudential Financial, Inc.	57,523	5,458,357
Reinsurance Group of America, Inc.	11,341	1,646,600
RenaissanceRe Holdings, Ltd.	7,066	1,398,503
RLI Corp.	4,743	644,526
Ryan Specialty Holdings, Inc.(1)	10,000	484,000
Selective Insurance Group, Inc.	8,916	919,864
Travelers Cos., Inc. (The)	35,348	5,772,682
Unum Group	26,123	1,284,990
W.R. Berkley Corp.	31,841	2,021,585
White Mountains Insurance Group, Ltd.	375	560,884
Willis Towers Watson PLC	16,915	3,534,558
		$ 107,032,928
Interactive Media & Services — 4.0%
Alphabet, Inc., Class A(1)	1,264,795	$ 165,511,074
IAC, Inc.(1)	12,541	631,941
Pinterest, Inc., Class A(1)	74,626	2,017,141
Snap, Inc., Class A(1)	139,856	1,246,117

12
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Interactive Media & Services (continued)
ZoomInfo Technologies, Inc.(1)	36,468	$ 598,075
		$ 170,004,348
IT Services — 1.7%
Accenture PLC, Class A	84,968	$ 26,094,522
Akamai Technologies, Inc.(1)	21,008	2,238,192
Amdocs, Ltd.	14,063	1,188,183
Cloudflare, Inc., Class A(1)	36,158	2,279,400
Cognizant Technology Solutions Corp., Class A	63,212	4,281,981
DXC Technology Co.(1)	27,082	564,118
EPAM Systems, Inc.(1)	7,499	1,917,419
Gartner, Inc.(1)	10,259	3,525,095
International Business Machines Corp.	116,315	16,318,995
MongoDB, Inc.(1)	8,773	3,034,230
Okta, Inc.(1)	19,582	1,596,129
Snowflake, Inc., Class A(1)	35,444	5,414,780
Twilio, Inc., Class A(1)	23,304	1,363,983
VeriSign, Inc.(1)	12,043	2,439,069
		$ 72,256,096
Leisure Products — 0.1%
Brunswick Corp.	13,999	$ 1,105,921
Hasbro, Inc.	15,358	1,015,778
Mattel, Inc.(1)	49,315	1,086,410
		$ 3,208,109
Life Sciences Tools & Services — 2.1%
10X Genomics, Inc., Class A(1)	11,756	$ 484,935
Agilent Technologies, Inc.	46,088	5,153,560
Avantor, Inc.(1)	94,362	1,989,151
Bio-Rad Laboratories, Inc., Class A(1)	3,262	1,169,264
Bio-Techne Corp.	25,248	1,718,631
Bruker Corp.	18,228	1,135,604
Charles River Laboratories International, Inc.(1)	7,469	1,463,775
Danaher Corp.	100,797	25,007,736
Fortrea Holdings, Inc.(1)	13,356	381,848
Illumina, Inc.(1)	24,639	3,382,442
IQVIA Holdings, Inc.(1)	28,656	5,638,068
Medpace Holdings, Inc.(1)	3,135	759,078
Mettler-Toledo International, Inc.(1)	3,346	3,707,602
Repligen Corp.(1)	8,424	1,339,500
Revvity, Inc.	17,808	1,971,346
Thermo Fisher Scientific, Inc.	54,513	27,592,845
Waters Corp.(1)	8,775	2,406,193
West Pharmaceutical Services, Inc.	11,343	4,256,007
		$ 89,557,585
Machinery — 3.3%
AGCO Corp.	14,149	$ 1,673,544
Allison Transmission Holdings, Inc.	17,917	1,058,178
Security	Shares	Value
Machinery (continued)
Caterpillar, Inc.	80,424	$ 21,955,752
Chart Industries, Inc.(1)(2)	8,366	1,414,858
CNH Industrial NV	186,891	2,261,381
Cummins, Inc.	28,197	6,441,887
Deere & Co.	46,654	17,606,287
Donaldson Co., Inc.	24,605	1,467,442
Dover Corp.	27,739	3,869,868
Esab Corp.	11,201	786,534
Flowserve Corp.	21,203	843,243
Fortive Corp.	72,508	5,377,193
Franklin Electric Co., Inc.	7,879	703,043
Graco, Inc.	31,923	2,326,548
IDEX Corp.	16,025	3,333,521
Illinois Tool Works, Inc.	58,446	13,460,698
Ingersoll Rand, Inc.	80,343	5,119,456
ITT, Inc.	14,708	1,440,060
Lincoln Electric Holdings, Inc.	10,521	1,912,613
Middleby Corp. (The)(1)	11,897	1,522,816
Mueller Industries, Inc.	11,014	827,812
Nordson Corp.	9,681	2,160,509
Oshkosh Corp.	14,015	1,337,451
Otis Worldwide Corp.	79,661	6,397,575
PACCAR, Inc.	104,229	8,861,550
Parker-Hannifin Corp.	24,765	9,646,463
Pentair PLC	32,829	2,125,678
Snap-on, Inc.	10,690	2,726,591
SPX Technologies, Inc.(1)	8,666	705,412
Stanley Black & Decker, Inc.	30,319	2,534,062
Timken Co. (The)	10,680	784,873
Toro Co. (The)	21,586	1,793,797
Watts Water Technologies, Inc., Class A	4,503	778,208
Westinghouse Air Brake Technologies Corp.	33,599	3,570,566
Xylem, Inc.	46,816	4,261,661
		$ 143,087,130
Media — 1.0%
Cable One, Inc.	504	$ 310,283
Charter Communications, Inc., Class A(1)	11,777	5,179,760
Comcast Corp., Class A	522,910	23,185,829
Interpublic Group of Cos., Inc. (The)	55,503	1,590,716
Liberty Broadband Corp., Class C(1)	18,039	1,647,322
New York Times Co. (The), Class A	18,406	758,327
Nexstar Media Group, Inc., Class A	4,833	692,907
Omnicom Group, Inc.	27,459	2,045,146
Paramount Global, Class B	91,715	1,183,124
Sirius XM Holdings, Inc.(2)	77,170	348,808
TEGNA, Inc.	31,824	463,676
Trade Desk, Inc. (The), Class A(1)	55,116	4,307,315
		$ 41,713,213

13
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Metals & Mining — 0.6%
ATI, Inc.(1)	41,797	$ 1,719,947
Commercial Metals Co.	39,906	1,971,755
Nucor Corp.	66,526	10,401,340
Reliance Steel & Aluminum Co.	19,125	5,015,149
Steel Dynamics, Inc.	52,226	5,599,672
		$ 24,707,863
Multi-Utilities — 0.9%
Ameren Corp.	45,220	$ 3,383,813
Black Hills Corp.	11,410	577,232
CMS Energy Corp.	50,324	2,672,708
Consolidated Edison, Inc.	55,114	4,713,900
Dominion Energy, Inc.	134,374	6,002,487
DTE Energy Co.	35,458	3,520,270
NiSource, Inc.	70,238	1,733,474
Public Service Enterprise Group, Inc.	79,394	4,518,312
Sempra	107,510	7,313,905
WEC Energy Group, Inc.	54,708	4,406,729
		$ 38,842,830
Oil, Gas & Consumable Fuels — 0.3%
Denbury, Inc.(1)	16,366	$ 1,604,031
Occidental Petroleum Corp.	184,485	11,969,387
		$ 13,573,418
Paper & Forest Products — 0.0%(3)
Louisiana-Pacific Corp.	8,248	$ 455,867
		$ 455,867
Passenger Airlines — 0.2%
Alaska Air Group, Inc.(1)	19,298	$ 715,570
American Airlines Group, Inc.(1)	88,283	1,130,905
Delta Air Lines, Inc.	93,279	3,451,323
Southwest Airlines Co.	83,589	2,262,754
		$ 7,560,552
Personal Care Products — 0.1%
BellRing Brands, Inc.(1)	15,888	$ 655,062
Coty, Inc., Class A(1)	59,093	648,250
e.l.f. Beauty, Inc.(1)	6,136	673,917
Estee Lauder Cos., Inc. (The), Class A	28,678	4,145,405
		$ 6,122,634
Pharmaceuticals — 3.7%
Bristol-Myers Squibb Co.	320,862	$ 18,622,830
Catalent, Inc.(1)	26,317	1,198,213
Elanco Animal Health, Inc.(1)	74,870	841,539
Eli Lilly & Co.	106,079	56,978,213
Jazz Pharmaceuticals PLC(1)	10,110	1,308,638
Merck & Co., Inc.	342,827	35,294,040
Security	Shares	Value
Pharmaceuticals (continued)
Organon & Co.	37,716	$ 654,750
Perrigo Co. PLC	17,537	560,307
Pfizer, Inc.	815,982	27,066,123
Royalty Pharma PLC, Class A	62,154	1,686,860
Zoetis, Inc.	71,723	12,478,367
		$ 156,689,880
Professional Services — 1.2%
Alight, Inc., Class A(1)	50,000	$ 354,500
Automatic Data Processing, Inc.	52,080	12,529,407
Booz Allen Hamilton Holding Corp.	20,158	2,202,665
Broadridge Financial Solutions, Inc.	16,128	2,887,719
Ceridian HCM Holding, Inc.(1)	19,247	1,305,909
Concentrix Corp.	7,077	566,939
CoStar Group, Inc.(1)	58,315	4,483,840
Dun & Bradstreet Holdings, Inc.	29,876	298,461
Equifax, Inc.	17,539	3,212,794
Exlservice Holdings, Inc.(1)	21,250	595,850
Exponent, Inc.	5,782	494,939
FTI Consulting, Inc.(1)	3,808	679,385
Genpact, Ltd.	18,622	674,116
Insperity, Inc.	5,123	500,005
ManpowerGroup, Inc.	8,973	657,900
Maximus, Inc.	8,571	640,082
Paychex, Inc.	39,471	4,552,191
Paycom Software, Inc.	7,048	1,827,335
Paylocity Holding Corp.(1)	5,269	957,377
Robert Half, Inc.	16,715	1,224,875
Science Applications International Corp.	8,747	923,158
SS&C Technologies Holdings, Inc.	27,152	1,426,566
TransUnion	28,510	2,046,733
TriNet Group, Inc.(1)	6,210	723,341
Verisk Analytics, Inc.	19,638	4,639,281
		$ 50,405,368
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(1)	48,602	$ 3,589,744
Howard Hughes Holdings, Inc.(1)	8,109	601,120
Jones Lang LaSalle, Inc.(1)	7,080	999,555
Zillow Group, Inc., Class C(1)	30,533	1,409,403
		$ 6,599,822
Semiconductors & Semiconductor Equipment — 7.7%
Advanced Micro Devices, Inc.(1)	202,285	$ 20,798,944
Allegro MicroSystems, Inc.(1)	3,950	126,163
Amkor Technology, Inc.	7,055	159,443
Analog Devices, Inc.	63,807	11,171,968
Applied Materials, Inc.	105,962	14,670,439
Broadcom, Inc.	51,726	42,962,581
Cirrus Logic, Inc.(1)	7,380	545,825
Diodes, Inc.(1)	5,508	434,251

14
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Enphase Energy, Inc.(1)	16,417	$ 1,972,502
Entegris, Inc.	17,978	1,688,314
First Solar, Inc.(1)	12,403	2,004,201
Intel Corp.	528,138	18,775,306
KLA Corp.	17,482	8,018,294
Lam Research Corp.	17,328	10,860,670
Lattice Semiconductor Corp.(1)	15,108	1,298,230
Marvell Technology, Inc.	106,151	5,745,954
Microchip Technology, Inc.	67,302	5,252,921
Micron Technology, Inc.	142,090	9,666,383
MKS Instruments, Inc.	11,984	1,037,095
Monolithic Power Systems, Inc.	5,347	2,470,314
NVIDIA Corp.	276,319	120,196,002
ON Semiconductor Corp.(1)	52,437	4,874,019
Onto Innovation, Inc.(1)	6,230	794,450
Power Integrations, Inc.	6,062	462,591
Qorvo, Inc.(1)	11,584	1,105,924
QUALCOMM, Inc.	143,516	15,938,887
Rambus, Inc.(1)	13,679	763,151
Silicon Laboratories, Inc.(1)	4,402	510,148
Skyworks Solutions, Inc.	20,197	1,991,222
SolarEdge Technologies, Inc.(1)	6,827	884,165
Teradyne, Inc.	21,147	2,124,428
Texas Instruments, Inc.	116,734	18,561,873
Universal Display Corp.	6,342	995,631
Wolfspeed, Inc.(1)(2)	14,678	559,232
		$ 329,421,521
Software — 11.1%
Adobe, Inc.(1)	57,776	$ 29,459,982
Altair Engineering, Inc., Class A(1)	4,845	303,103
ANSYS, Inc.(1)	10,737	3,194,794
AppFolio, Inc., Class A(1)	3,500	639,205
AppLovin Corp., Class A(1)	14,676	586,453
Aspen Technology, Inc.(1)	3,986	814,180
Atlassian Corp., Class A(1)	19,033	3,835,340
Autodesk, Inc.(1)	27,405	5,670,369
Bill Holdings, Inc.(1)	14,150	1,536,266
Box, Inc., Class A(1)	17,559	425,103
Cadence Design Systems, Inc.(1)	35,389	8,291,643
Confluent, Inc., Class A(1)	18,851	558,178
CrowdStrike Holdings, Inc., Class A(1)	26,655	4,461,514
Datadog, Inc., Class A(1)	33,156	3,020,180
DocuSign, Inc.(1)	26,144	1,098,048
Dolby Laboratories, Inc., Class A	6,538	518,202
Dropbox, Inc., Class A(1)	37,922	1,032,616
Dynatrace, Inc.(1)	28,054	1,310,963
Elastic NV(1)	8,376	680,466
Fair Isaac Corp.(1)	3,330	2,892,205
Five9, Inc.(1)	8,046	517,358
Fortinet, Inc.(1)	82,496	4,840,865
Security	Shares	Value
Software (continued)
Gen Digital, Inc.	83,482	$ 1,475,962
Guidewire Software, Inc.(1)	8,032	722,880
HashiCorp, Inc., Class A(1)	15,000	342,450
HubSpot, Inc.(1)	6,360	3,132,300
Intuit, Inc.	34,474	17,614,146
Manhattan Associates, Inc.(1)	6,811	1,346,262
Microsoft Corp.	831,717	262,614,643
New Relic, Inc.(1)	8,072	691,125
Nutanix, Inc., Class A(1)	29,688	1,035,517
Oracle Corp.	200,222	21,207,514
Palo Alto Networks, Inc.(1)	38,607	9,051,025
PTC, Inc.(1)	15,079	2,136,393
Qualys, Inc.(1)	4,602	702,035
Roper Technologies, Inc.	13,056	6,322,760
Salesforce, Inc.(1)	119,204	24,172,187
SentinelOne, Inc., Class A(1)	22,483	379,063
ServiceNow, Inc.(1)	26,203	14,646,429
Smartsheet, Inc., Class A(1)	15,781	638,499
Splunk, Inc.(1)	19,469	2,847,341
SPS Commerce, Inc.(1)	4,586	782,417
Synopsys, Inc.(1)	19,218	8,820,486
Tenable Holdings, Inc.(1)	12,123	543,110
Teradata Corp.(1)	12,578	566,262
Tyler Technologies, Inc.(1)	4,951	1,911,779
VMware, Inc., Class A(1)	26,024	4,332,476
Workday, Inc., Class A(1)	24,941	5,358,574
Workiva, Inc.(1)	5,900	597,906
Zoom Video Communications, Inc., Class A(1)	26,522	1,854,949
Zscaler, Inc.(1)	11,669	1,815,580
		$ 473,349,103
Specialty Retail — 2.4%
Academy Sports & Outdoors, Inc.	9,139	$ 432,001
Advance Auto Parts, Inc.	8,266	462,317
Asbury Automotive Group, Inc.(1)	2,587	595,191
AutoNation, Inc.(1)	4,563	690,838
AutoZone, Inc.(1)	2,212	5,618,458
Bath & Body Works, Inc.	29,800	1,007,240
Best Buy Co., Inc.	21,455	1,490,479
Burlington Stores, Inc.(1)	8,582	1,161,145
CarMax, Inc.(1)	19,883	1,406,325
Chewy, Inc., Class A(1)	9,570	174,748
Dick's Sporting Goods, Inc.	7,829	850,073
Five Below, Inc.(1)	6,997	1,125,817
Floor & Decor Holdings, Inc., Class A(1)	12,454	1,127,087
GameStop Corp., Class A(1)	31,480	518,161
Home Depot, Inc. (The)	122,508	37,017,017
Lithia Motors, Inc., Class A	3,411	1,007,371
Lowe's Cos., Inc.	71,896	14,942,865
O'Reilly Automotive, Inc.(1)	7,550	6,861,893
Penske Automotive Group, Inc.	1,776	296,699

15
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Specialty Retail (continued)
RH (1)(2)	2,425	$ 641,073
Ross Stores, Inc.	38,806	4,383,138
TJX Cos., Inc. (The)	141,304	12,559,099
Tractor Supply Co.	13,044	2,648,584
Ulta Beauty, Inc.(1)	5,923	2,365,942
Wayfair, Inc., Class A(1)(2)	8,757	530,411
Williams-Sonoma, Inc.(2)	6,578	1,022,221
		$ 100,936,193
Technology Hardware, Storage & Peripherals — 7.5%
Apple, Inc.	1,767,323	$ 302,583,371
Dell Technologies, Inc., Class C	35,257	2,429,207
Hewlett Packard Enterprise Co.	173,474	3,013,243
HP, Inc.	123,530	3,174,721
NetApp, Inc.	29,320	2,224,802
Pure Storage, Inc., Class A(1)	33,965	1,209,833
Seagate Technology Holdings PLC	25,712	1,695,707
Western Digital Corp.(1)	43,838	2,000,328
		$ 318,331,212
Textiles, Apparel & Luxury Goods — 0.6%
Capri Holdings, Ltd.(1)	13,279	$ 698,608
Columbia Sportswear Co.	2,145	158,945
Crocs, Inc.(1)	7,218	636,844
Deckers Outdoor Corp.(1)	2,825	1,452,304
lululemon Athletica, Inc.(1)	13,184	5,083,882
NIKE, Inc., Class B	143,566	13,727,781
PVH Corp.	9,809	750,487
Ralph Lauren Corp.	4,524	525,191
Skechers USA, Inc., Class A(1)	20,147	986,196
Tapestry, Inc.	30,789	885,184
VF Corp.	41,223	728,410
		$ 25,633,832
Trading Companies & Distributors — 0.5%
Air Lease Corp.	17,419	$ 686,483
Applied Industrial Technologies, Inc.	7,543	1,166,223
Beacon Roofing Supply, Inc.(1)	3,873	298,880
Core & Main, Inc., Class A(1)	12,500	360,625
Fastenal Co.	71,936	3,930,583
GATX Corp.	6,934	754,627
MSC Industrial Direct Co., Inc., Class A	7,733	758,994
SiteOne Landscape Supply, Inc.(1)	6,263	1,023,687
United Rentals, Inc.	13,924	6,190,193
W.W. Grainger, Inc.	5,410	3,742,854
WESCO International, Inc.	4,024	578,732
		$ 19,491,881
Water Utilities — 0.1%
American Water Works Co., Inc.	31,519	$ 3,902,997
Security	Shares	Value
Water Utilities (continued)
Essential Utilities, Inc.	41,643	$ 1,429,604
		$ 5,332,601
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.(1)	69,546	$ 9,739,917
		$ 9,739,917
Total Common Stocks (identified cost $2,639,576,236)		$4,248,066,765

Rights — 0.0%(3)

Security	Shares	Value
Health Care Equipment & Supplies — 0.0%(3)
Abiomed, Inc., CVR(1)(4)(5)	7,614	$ 7,766
Total Rights (identified cost $7,766)		$ 7,766

Short-Term Investments — 0.3%
Affiliated Fund — 0.3%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(6)	12,339,221	$ 12,339,221
Total Affiliated Fund (identified cost $12,339,221)		$ 12,339,221
Securities Lending Collateral — 0.0%(3)
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(7)	965,433	$ 965,433
Total Securities Lending Collateral (identified cost $965,433)		$ 965,433
Total Short-Term Investments (identified cost $13,304,654)		$ 13,304,654
Total Investments — 99.9% (identified cost $2,652,888,656)		$4,261,379,185
Other Assets, Less Liabilities — 0.1%		$ 3,802,557
Net Assets — 100.0%		$4,265,181,742

16
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Schedule of Investments — continued

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2023. The aggregate market value of securities on loan at September 30, 2023 was $8,687,811.
(3)	Amount is less than 0.05%.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(5)	Restricted security. Total market value of restricted securities amounts to $7,766, which represents less than 0.05% of the net assets of the Fund as of September 30, 2023.
(6)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.
(7)	Represents investment of cash collateral received in connection with securities lending.

Restricted Securities
Description	Acquisition Date	Cost
Abiomed, Inc., CVR	12/28/22	$7,766

Abbreviations:
CVR	– Contingent Value Rights
17
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $2,640,549,435) - including $8,687,811 of securities on loan	$ 4,249,039,964
Investments in securities of affiliated issuers, at value (identified cost $12,339,221)	12,339,221
Cash	630,501
Receivable for capital shares sold	6,958,945
Dividends receivable	2,551,247
Dividends receivable - affiliated	31,131
Securities lending income receivable	3,246
Receivable from affiliates	417,854
Directors' deferred compensation plan	827,433
Total assets	$4,272,799,542
Liabilities
Payable for capital shares redeemed	$ 3,967,253
Deposits for securities loaned	965,433
Payable to affiliates:
Investment advisory fee	433,310
Administrative fee	434,082
Distribution and service fees	195,023
Sub-transfer agency fee	33,816
Directors' deferred compensation plan	827,433
Accrued expenses	761,450
Total liabilities	$ 7,617,800
Net Assets	$4,265,181,742
Sources of Net Assets
Paid-in capital	$ 2,705,213,948
Distributable earnings	1,559,967,794
Net Assets	$4,265,181,742
Class A Shares
Net Assets	$ 658,227,181
Shares Outstanding	18,131,441
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 36.30
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 38.11
Class C Shares
Net Assets	$ 64,695,107
Shares Outstanding	1,909,222
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 33.89
Class I Shares
Net Assets	$ 2,251,092,100
Shares Outstanding	60,258,375
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 37.36
18
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Statement of Assets and Liabilities — continued

September 30, 2023
Class R6 Shares
Net Assets	$ 1,291,167,354
Shares Outstanding	34,596,339
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 37.32

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
19
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Statement of Operations

Year Ended
September 30, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $6,458)	$ 61,175,847
Dividend income - affiliated issuers	214,849
Interest income	4,894
Securities lending income, net	342,989
Total investment income	$ 61,738,579
Expenses
Investment advisory fee	$ 4,967,262
Administrative fee	4,967,262
Distribution and service fees:
Class A	1,629,910
Class C	673,385
Directors' fees and expenses	282,728
Custodian fees	64,852
Transfer agency fees and expenses	2,262,386
Accounting fees	670,289
Professional fees	179,820
Registration fees	115,831
Reports to shareholders	137,107
Miscellaneous	222,901
Total expenses	$ 16,173,733
Waiver and/or reimbursement of expenses by affiliates	$ (4,480,062)
Net expenses	$ 11,693,671
Net investment income	$ 50,044,908
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (1,554,224)
Net realized loss	$ (1,554,224)
Change in unrealized appreciation (depreciation):
Investment securities	$ 682,498,550
Net change in unrealized appreciation (depreciation)	$682,498,550
Net realized and unrealized gain	$680,944,326
Net increase in net assets from operations	$730,989,234
20
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 50,044,908	$ 46,270,594
Net realized loss	(1,554,224)	(49,030,028)
Net change in unrealized appreciation (depreciation)	682,498,550	(901,328,012)
Net increase (decrease) in net assets from operations	$ 730,989,234	$ (904,087,446)
Distributions to shareholders:
Class A	$ (5,755,550)	$ (6,521,368)
Class C	(77,603)	(250,662)
Class I	(23,911,504)	(32,895,988)
Class R6	(13,728,521)	(11,820,048)
Total distributions to shareholders	$ (43,473,178)	$ (51,488,066)
Capital share transactions:
Class A	$ (23,210,990)	$ 37,307,207
Class C	(10,997,513)	(2,919,441)
Class I	(149,810,381)	(357,483,926)
Class R6	156,207,787	190,149,405
Net decrease in net assets from capital share transactions	$ (27,811,097)	$ (132,946,755)
Net increase (decrease) in net assets	$ 659,704,959	$(1,088,522,267)
Net Assets
At beginning of year	$ 3,605,476,783	$ 4,693,999,050
At end of year	$4,265,181,742	$ 3,605,476,783
21
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Financial Highlights

	Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 30.51	$ 38.30	$ 29.75	$ 24.79	$ 24.66
Income (Loss) From Operations
Net investment income(1)	$ 0.35	$ 0.30	$ 0.28	$ 0.30	$ 0.29
Net realized and unrealized gain (loss)	5.74	(7.74)	8.53	4.91	0.69
Total income (loss) from operations	$ 6.09	$ (7.44)	$ 8.81	$ 5.21	$ 0.98
Less Distributions
From net investment income	$ (0.30)	$ (0.25)	$ (0.26)	$ (0.25)	$ (0.22)
From net realized gain	—	(0.10)	—	—	(0.63)
Total distributions	$ (0.30)	$ (0.35)	$ (0.26)	$ (0.25)	$ (0.85)
Net asset value — End of year	$ 36.30	$ 30.51	$ 38.30	$ 29.75	$ 24.79
Total Return(2)	20.08%	(19.64)%	29.75%	21.18%	4.33%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$658,227	$572,693	$686,373	$424,771	$321,690
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.60%	0.59%	0.59%	0.60%	0.62%
Net expenses	0.49% (4)	0.49% (4)	0.49%	0.49%	0.51%
Net investment income	1.00%	0.82%	0.77%	1.14%	1.24%
Portfolio Turnover	8%	13%	10%	10%	17%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
22
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 28.46	$ 35.78	$ 27.82	$ 23.21	$ 23.16
Income (Loss) From Operations
Net investment income(1)	$ 0.08	$ 0.02	$ 0.01	$ 0.10	$ 0.11
Net realized and unrealized gain (loss)	5.39	(7.24)	7.98	4.60	0.64
Total income (loss) from operations	$ 5.47	$ (7.22)	$ 7.99	$ 4.70	$ 0.75
Less Distributions
From net investment income	$ (0.04)	$ (0.00)(2)	$ (0.03)	$ (0.09)	$ (0.07)
From net realized gain	—	(0.10)	—	—	(0.63)
Total distributions	$ (0.04)	$ (0.10)	$ (0.03)	$ (0.09)	$ (0.70)
Net asset value — End of year	$ 33.89	$ 28.46	$ 35.78	$ 27.82	$ 23.21
Total Return(3)	19.22%	(20.24)%	28.73%	20.30%	3.55%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$64,695	$63,985	$84,005	$61,503	$57,167
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.35%	1.35%	1.34%	1.35%	1.38%
Net expenses	1.24% (5)	1.24% (5)	1.24%	1.24%	1.26%
Net investment income	0.25%	0.07%	0.03%	0.40%	0.49%
Portfolio Turnover	8%	13%	10%	10%	17%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $(0.005).
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
23
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 31.38	$ 39.37	$ 30.56	$ 25.46	$ 25.29
Income (Loss) From Operations
Net investment income(1)	$ 0.45	$ 0.40	$ 0.38	$ 0.38	$ 0.36
Net realized and unrealized gain (loss)	5.92	(7.95)	8.75	5.03	0.72
Total income (loss) from operations	$ 6.37	$ (7.55)	$ 9.13	$ 5.41	$ 1.08
Less Distributions
From net investment income	$ (0.39)	$ (0.34)	$ (0.32)	$ (0.31)	$ (0.28)
From net realized gain	—	(0.10)	—	—	(0.63)
Total distributions	$ (0.39)	$ (0.44)	$ (0.32)	$ (0.31)	$ (0.91)
Net asset value — End of year	$ 37.36	$ 31.38	$ 39.37	$ 30.56	$ 25.46
Total Return(2)	20.42%	(19.45)%	30.07%	21.45%	4.68%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,251,092	$2,021,486	$2,916,731	$1,831,859	$1,143,304
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.35%	0.34%	0.34%	0.35%	0.37%
Net expenses	0.24% (4)	0.24% (4)	0.24%	0.24%	0.22%
Net investment income	1.25%	1.06%	1.02%	1.38%	1.52%
Portfolio Turnover	8%	13%	10%	10%	17%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
24
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Financial Highlights — continued

	Class R6
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 31.37	$ 39.35	$ 30.55	$ 25.44	$ 25.28
Income (Loss) From Operations
Net investment income(1)	$ 0.47	$ 0.43	$ 0.39	$ 0.39	$ 0.37
Net realized and unrealized gain (loss)	5.90	(7.96)	8.74	5.04	0.72
Total income (loss) from operations	$ 6.37	$ (7.53)	$ 9.13	$ 5.43	$ 1.09
Less Distributions
From net investment income	$ (0.42)	$ (0.35)	$ (0.33)	$ (0.32)	$ (0.30)
From net realized gain	—	(0.10)	—	—	(0.63)
Total distributions	$ (0.42)	$ (0.45)	$ (0.33)	$ (0.32)	$ (0.93)
Net asset value — End of year	$ 37.32	$ 31.37	$ 39.35	$ 30.55	$ 25.44
Total Return(2)	20.46%	(19.42)%	30.12%	21.55%	4.70%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,291,167	$947,313	$1,006,890	$630,116	$409,341
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.30%	0.29%	0.29%	0.30%	0.32%
Net expenses	0.19% (4)	0.19% (4)	0.19%	0.19%	0.19%
Net investment income	1.30%	1.13%	1.07%	1.43%	1.55%
Portfolio Turnover	8%	13%	10%	10%	17%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
25
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert US Large-Cap Core Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert US Large-Cap Core Responsible Index, which measures the investment return of large-capitalization stocks.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors.  Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
26

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks	$ 4,248,066,765(2)	$ —	$ —	$ 4,248,066,765
Rights	—	—	7,766	7,766
Short-Term Investments:
Affiliated Fund	12,339,221	—	—	12,339,221
Securities Lending Collateral	965,433	—	—	965,433
Total Investments	$4,261,371,419	$ —	$7,766	$4,261,379,185

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
Level 3 assets at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2023 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.12% of the Fund's average daily net assets and is payable monthly. For the year ended September 30, 2023, the investment advisory fee amounted to $4,967,262.
27

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, the investment advisory fee paid was reduced by $7,694 relating to the Fund’s investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.49%, 1.24%, 0.24% and 0.19% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2024. For the year ended September 30, 2023, CRM waived or reimbursed expenses of $4,472,368.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly.  For the year ended September 30, 2023, CRM was paid administrative fees of $4,967,262.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2023 amounted to $1,629,910 and $673,385 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $61,448 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2023. The Fund was also informed that EVD received $5,423 of contingent deferred sales charges (CDSC) paid by Class C shareholders and no CDSC paid by Class A shareholders for the same period. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of CRM and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended September 30, 2023 in the amount of $23,372.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $134,694 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 ($30,000 prior to January 1, 2023) annual fee, Committee chairs receive an additional $15,000 ($6,000 prior to January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $351,669,046 and $387,707,185, respectively.
28

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2023 and September 30, 2022 was as follows:
	Year Ended September 30,
	2023	2022
Ordinary income	$43,473,178	$39,184,831
Long-term capital gains	$ —	$12,303,235
During the year ended September 30, 2023, distributable earnings was decreased by $3,506,171 and paid-in capital was increased by $3,506,171 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 34,040,896
Deferred capital losses	(44,614,901)
Net unrealized appreciation	1,570,541,799
Distributable earnings	$1,559,967,794
At September 30, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $44,614,901 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2023, $44,614,901 are short-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$2,690,837,386
Gross unrealized appreciation	$ 1,735,251,608
Gross unrealized depreciation	(164,709,809)
Net unrealized appreciation	$1,570,541,799
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
29

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2023, the total value of securities on loan was $8,687,811 and the total value of collateral received was $8,858,671, comprised of cash of $965,433 and U.S. government and/or agencies securities of $7,893,238.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$965,433	$ —	$ —	$ —	$965,433
The carrying amount of the liability for deposits for securities loaned at September 30, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2023.
6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2023. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2023. Effective October 24, 2023, the Fund renewed its line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
7  Affiliated Investments
At September 30, 2023, the value of the Fund’s investment in funds that may be deemed to be affiliated was $12,339,221, which represents 0.3% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$3,102,248	$295,549,138	$(286,312,165)	$ —	$ —	$12,339,221	$214,849	12,339,221
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
30

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Notes to Financial Statements — continued

Transactions in capital shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,602,392	$ 90,271,988	4,602,796	$ 172,196,089
Reinvestment of distributions	162,212	5,325,430	149,851	6,030,031
Shares redeemed	(3,406,742)	(118,808,408)	(3,899,745)	(140,918,913)
Net increase (decrease)	(642,138)	$ (23,210,990)	852,902	$ 37,307,207
Class C
Shares sold	177,578	$ 5,819,850	365,749	$ 13,120,780
Reinvestment of distributions	2,431	74,955	6,448	243,522
Shares redeemed	(519,247)	(16,892,318)	(471,318)	(16,283,743)
Net decrease	(339,238)	$ (10,997,513)	(99,121)	$ (2,919,441)
Class I
Shares sold	14,940,711	$ 532,342,043	20,898,948	$ 794,358,751
Reinvestment of distributions	671,490	22,642,643	762,717	31,507,827
Shares redeemed	(19,773,168)	(704,795,067)	(31,324,553)	(1,183,350,504)
Net decrease	(4,160,967)	$(149,810,381)	(9,662,888)	$ (357,483,926)
Class R6
Shares sold	9,658,543	$ 347,630,439	11,519,418	$ 439,156,672
Reinvestment of distributions	368,142	12,395,325	254,065	10,487,823
Shares redeemed	(5,629,973)	(203,817,977)	(7,159,165)	(259,495,090)
Net increase	4,396,712	$ 156,207,787	4,614,318	$ 190,149,405
31

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert US Large-Cap Core Responsible Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert US Large-Cap Core Responsible Index Fund (the "Fund") (one of the funds constituting Calvert Responsible Index Series, Inc.), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020 and 2019 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
32

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.
Qualified Dividend Income. For the fiscal year ended September 30, 2023, the Fund designates approximately $60,794,183, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2023 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
33

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
34

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Board of Directors' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert US Large-Cap Core Responsible Index Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s performance universe and the index it is designed to track. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2022. This performance data indicated that the Fund had underperformed the median of its peer universe for the one-year period ended December 31, 2022, while it had outperformed the median of its peer universe for the three- and five-year periods ended December 31, 2022. This data also indicated that the Fund had underperformed the index it is designed to track for the one-, three- and five-year periods ended December 31, 2022. The Board took into account management’s discussion of the Fund’s performance. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and the index it is designed to track.
35

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Board of Directors' Contract Approval — continued

Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each below the respective median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

36

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 13, 2023, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
37

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Management and Organization

Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Theodore H. Eliopoulos(1) 1964	Director and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Directors
Richard L. Baird, Jr.(2) 1948	Director	Since 2000	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(3) 1958	Director	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
John G. Guffey, Jr.(2) 1948	Director	Since 2000	President of Aurora Press Inc., a privately held publisher of trade paperbacks
(since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2000	Attorney. Other Directorships. Palm Management Corporation.
38

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Eddie Ramos(3) 1967	Director	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management).
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Eliopoulos is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Effective December 31, 2023, Richard L. Baird, Jr. and John G. Guffey, Jr. will retire from the Board of Directors.
(3) Ms. Fang and Mr. Ramos began serving as Directors effective October 30, 2023.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
39

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

40

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
41

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
42

This Page Intentionally Left Blank

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Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24187     9.30.23

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.

The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2022 and September 30, 2023 by its principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by its principal accountant during such periods.

Fiscal Years Ended	9/30/22	%*	9/30/23	%*
Audit Fees	$111,000	0%	$122,600	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$0	0%	$0	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$111,000	0%	$122,600	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/22		Fiscal Year ended 9/30/23
$	%*	$	%*
$0	0%	$0	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT RESPONSIBLE INDEX SERIES, INC.

By:	/s/ Theodore H. Eliopoulos
Theodore H. Eliopoulos
President

Date:	November 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 22, 2023

By:	/s/ Theodore H. Eliopoulos
Theodore H. Eliopoulos
President

Date:	November 22, 2023